PROSPECTUS — OCTOBER 1, 2010

Individual Variable and Fixed Deferred Annuity Contract - Flexible Purchase Payments

INFLATION PROTECTOR VARIABLE ANNUITY

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

THE PENN MUTUAL LIFE INSURANCE COMPANY

Philadelphia, Pennsylvania 19172 • Telephone (800) 523-0650

This prospectus describes an Individual Variable and Fixed Deferred Annuity with Flexible Purchase Payments contract (“Contract”) offered by The Penn Mutual Life Insurance Company (“Penn Mutual” or the “Company”), which provides for tax-deferred accumulation of Purchase Payments, Fixed Annuitization Options that can guarantee income payments for a specified period or for the lifetime of the Annuitant(s), a Standard Death Benefit, and a Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment Rider (“Rider”). The prospectus contains information that you (“Contract Owner”) should know before purchasing a Contract. Please read it carefully and save it for future reference. Please refer to the Glossary on page 6 for the definition of contract terms and the Rider Glossary on page 28 for the definition of terms specific to the Rider.

The Contract is an agreement between you and Penn Mutual. You agree to make one or more payments to us and we agree to make annuity and other payments to you at a future date. The Contract:

•	has a variable component, which means that your Variable Account Value will be based upon investment experience (see investment options on next page),
•

has a fixed component, which means that your Fixed Account Value and any fixed payout will be based on Purchase Payments accumulated with an interest rate which will vary, but will never be less than a guaranteed minimum rate (guaranteed rate is determined at the issue of the Contract and stays the same for the life of the Contract);

•

is tax-deferred, which means that you will not pay income taxes until we begin to make annuity payments to you, or you take withdrawals from the Contract, or until the death benefit is paid to your Beneficiary;

•	allows you to choose to receive annuity payments over different periods of time, including over your lifetime,
•

provides the Rider which includes a guaranteed minimum withdrawal benefit with an adjustment for increases in the inflation rate, as well as an enhanced death benefit guarantee (there is an additional charge for this Rider, and there are limitations on your investment options with the presence of the Rider).

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. It is a crime for anyone to tell you otherwise.

The Contract is not suitable for short-term investment. You may pay a deferred sales charge of up to 8% on early withdrawals. If you withdraw money before age 59  1/2, you may be subject to a 10% additional federal income tax. The Contract is not a bank deposit and is not federally insured.

You may return your Contract within ten days of receipt for a full refund of the Contract Value (or Purchase Payments, if required by state law). Longer free look periods apply in some states. Your Purchase Payment will be allocated to the Subaccounts you have selected on the date we issue your Contract. To return your Contract, simply deliver or mail it to our office or to our representative who delivered the Contract to you. The date of the cancellation will be the date we receive your Contract.

You may obtain a Statement of Additional Information, dated October 1, 2010, from us free of charge by writing The Penn Mutual Life Insurance Company, Attn: SAI Request, Philadelphia, PA 19172 or by visiting our web site at www.pennmutual.com. Or, you can call us at (800) 523-0650. The Statement of Additional Information contains more information about the Contract. It is filed with the Securities and Exchange Commission (the “Commission”), and we incorporate it by reference into this prospectus. The table of contents of the Statement of Additional Information is at the end of this prospectus.

The Commission maintains a web site (http://www.sec.gov) that contains this prospectus, the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.

Please read this prospectus before investing and keep it for future reference. It contains important information about your annuity and The Penn Mutual Life Insurance Company that you should know before investing. This prospectus is not an offering in any state, country, or jurisdiction in which we are not authorized to sell the Contracts.

Under the variable component of the Contract, you may direct us to invest your payments in one or more of the following underlying funds (the “Funds”) through Penn Mutual Variable Annuity Account III (the “Separate Account”).

Penn Series Funds, Inc.	Sub-adviser
Money Market Fund	Independence Capital Management, Inc.
Limited Maturity Bond Fund	Independence Capital Management, Inc.
Quality Bond Fund	Independence Capital Management, Inc.
High Yield Bond Fund	T. Rowe Price Associates, Inc.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Balanced Fund	Independence Capital Management, Inc.
Large Growth Stock Fund	T. Rowe Price Associates, Inc.
Large Cap Growth Fund	Turner Investment Partners, Inc.
Large Core Growth Fund	Wells Capital Management Inc.
Large Cap Value Fund	Oppenheimer Funds, Inc.
Large Core Value Fund	Eaton Vance Management
Index 500 Fund	SSgA Funds Management, Inc.
Mid Cap Growth Fund	Turner Investment Partners, Inc.
Mid Cap Value Fund	Neuberger Berman Management LLC
Mid Core Value Fund	Lord, Abbett & Co. LLC
SMID Cap Growth Fund	Wells Capital Management Inc.
SMID Cap Value Fund	AllianceBernstein L.P.
Small Cap Growth Fund	Allianz Global Investors Capital LLC
Small Cap Value Fund	Goldman Sachs Asset Management, L.P.
Small Cap Index Fund	SSgA Funds Management, Inc.
Developed International Index Fund	SSgA Funds Management, Inc.
International Equity Fund	Vontobel Asset Management, Inc.
Emerging Markets Equity Fund	Morgan Stanley Investment Management Inc.
REIT Fund	Heitman Real Estate Securities LLC
Aggressive Allocation Fund	Independence Capital Management, Inc.
Moderately Aggressive Allocation Fund	Independence Capital Management, Inc.
Moderate Allocation Fund	Independence Capital Management, Inc.
Moderately Conservative Allocation Fund	Independence Capital Management, Inc.
Conservative Allocation Fund	Independence Capital Management, Inc.

A prospectus for each of these Funds accompanies this prospectus.

Your Contract includes the Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment Rider and therefore is subject to restrictions on allocations to and transfers among certain Subaccounts. For more information on the restrictions, see “Investment Options Under the Rider” in the Rider section of this prospectus.

Variable annuity contracts are complex insurance and investment vehicles. Before you invest, be sure to ask your registered representative about the Contract’s features, benefits, risks and fees and whether the Contract is appropriate for you based upon your financial situation and objectives.

MORE INFORMATION ABOUT THE FIXED INTEREST ACCOUNTS	43

FEDERAL INCOME TAX CONSIDERATIONS	43

DISTRIBUTION ARRANGEMENTS	45

STATEMENT OF ADDITIONAL INFORMATION CONTENTS	47

APPENDIX A	A-1

GLOSSARY

We have included in this section additional explanation of certain words or terms used in this prospectus. These words or terms are capitalized throughout this prospectus.

Accumulation Period:  A period that begins with your first Purchase Payment and ends on the Annuity Date.

Accumulation Unit:  A unit of measure used to compute the Variable Account Value under the Contract prior to the Annuity Date.

Actual Age:  True calendar age in exact years (including fractions).

Administrative Office:  A reference to our Administrative Office means The Penn Mutual Life Insurance Company, Administrative Office, 600 Dresher Road, Horsham, Pennsylvania 19044.

Age Nearest Birthday:  Age rounded to nearest whole number of years.

Annuitant:  The person upon whose life all annuity options, benefits and features are based.

Annuitization:  The process by which you convert your Contract Value into a stream of regular income payments.

Annuity Date:  The date on which annuity payments are scheduled to begin.

Annuity Payout Period:  The period of time, starting on the Annuity Date, during which we make annuity payments to you.

Annuity Value:  Contract Value at the time of Annuitization.

Beneficiary:  The person(s) named by the Contract Owner to receive the death benefit payable upon the death of the Contract Owner or Annuitant.

Code:  The Internal Revenue Code of 1986, as amended.

Contract:  The combination variable and fixed annuity contract described in this prospectus.

Contract Anniversary:  Any subsequent anniversary date of the Contract Date.

Contract Date:  The date the Contract is issued.

Contract Month:  Time period between Contract Monthly Anniversaries. The first Contract Month runs from the Contract Date to the first Contract Monthly Anniversary, one month after the Contract Date.

Contract Owner:  The person or entity that purchases the Contract and is entitled to exercise all of the ownership rights under the Contract.

Contract Value:  The sum of the Variable Account Value and the Fixed Account Value.

Contract Year:  Time period between Contract Anniversaries. The first Contract Year runs from the Contract Date to the first Contract Anniversary.

Dollar Cost Averaging Options:  The Fixed Dollar Cost Averaging Options and the Variable Dollar Cost Averaging Options available under the Contract that are used in conjunction with an election of the Dollar Cost Averaging program.

Fixed Account:  The account under which amounts are held for the Contract under all Fixed Interest Account Options prior to the Annuity Date.

Fixed Account Value:  The value of amounts held in all Fixed Interest Account Options of the Fixed Account under the Contract.

Fund:  An open-end management investment company registered with the Securities and Exchange Commission (commonly known as a “mutual fund”) in which a Subaccount of a Separate Account invests all of its assets.

Initial Purchase Payment:  Sum of all deposits made into the Contract on the Contract Date.

Interest Period:  The period of time for which a Fixed Interest Account interest rate declared by the Company is guaranteed. The period begins on the first day of the calendar month in which allocation or transfer is made.

Monthly Anniversary:  Monthly Anniversary is the same day of each month as the Contract Anniversary date; if there is no corresponding date in the month, the Monthly Anniversary date will be the last day of such month.

Proportional Reduction:  A reduction to a death benefit or Rider benefit base for a withdrawal in excess of that provided for by the Contract or Rider that will reduce the base by the same percentage that the Contract Value was reduced as a result of the withdrawal. If your Contract Value is lower than your benefit base, the reduction will be greater than the dollar amount of the withdrawal.

Purchase Payment:  Any deposit made into the Contract.

Qualified Plan:  A retirement arrangement that receives special tax treatment under the Internal Revenue Code.

Quarterly Anniversary:  Every third Monthly Anniversary after the Contract Date; if there is no corresponding date in the month, the Quarterly Anniversary date will be the last day of such month.

Required Minimum Distributions (RMDs):  Required Minimum Distributions generally are minimum amounts that participants in qualified retirement plans and owners of individual retirement arrangements (IRAs) must withdraw each year following the calendar year that he or she reaches 70  1/2 years of age.

Rider:  Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment Rider

Separate Account:  Penn Mutual Variable Annuity Account III, a separate account of The Penn Mutual Life Insurance Company that is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

Subaccount:  A division of the Separate Account which holds shares of the Funds.

Subsequent Purchase Payment:  Any deposit made into the Contract after the Contract Date.

The Company:  The Penn Mutual Life Insurance Company.

Valuation Period:  The period from one valuation of Separate Account assets to the next. Valuation is performed on each day the New York Stock Exchange is open for trading.

Variable Account:  The account under which amounts are held for the Contract Owner under all Subaccounts of the Separate Account prior to the Annuity Date.

Variable Account Value:  The value of amounts held under the Contract in all Subaccounts of the Separate Account.

We or Us:  A reference to “we” or “us” denotes The Penn Mutual Life Insurance Company, also referred to in this prospectus as Penn Mutual or the Company.

You:  A reference to “you” denotes the Contract Owner or prospective Contract Owner.

EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer cash value between Subaccounts. State premium taxes may also be deducteda.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchase Payments	None

Maximum Contingent Deferred Sales Charge	8% of purchase payments withdrawn[b]

Transfer Fee	None[c]

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Maximum Annual Contract Administration Charge	$40[d]
Separate Account Annual Expenses (as a percentage of Variable Account Value)
Mortality and Expense Risk Charge	1.50%
Contract Administration Charge	0.15%

Total Separate Account Annual Expenses (without Rider) (as a percentage of Variable Account Value)	1.65%
Maximum Rider Charges
Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment Rider	2.50%[e]

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees and other expenses)	0.37%	2.21%

a	As of the date of this prospectus state premium taxes range from 0%-5%.
b	The charge is based on duration of each purchase payment and decreases each year to zero in the fifth year as follows: first year — 8%; second year — 7%; third year — 6%; fourth year — 5%; fifth year and thereafter — 0%. See What Charges Do I Pay? in this prospectus.
c	The Company reserves the right to restrict frequency of transfers or market timing at its sole discretion.
d	You pay $40 or 2% of the Variable Account Value, whichever is less. You do not pay this charge if your Variable Account Value is more than $50,000.
e	The current annual charge for the Rider is 1.25% for a Single Life Guarantee and 1.50% for a Joint Life Guarantee and neither may be increased beyond the maximum of 2.50%. The Rider Charge is expressed as an annual percentage of the Withdrawal Benefit Base and will be deducted from the Contract Value on a quarterly basis.

Penn Series Funds, Inc.

Underlying Fund Annual Expenses (as a % of portfolio average net assets)

	Investment Advisory Fees	Other Expenses	Acquired Fund Fees and Expenses(1)	Total Fund Expenses	Fee Waivers	Net Fund Expenses
Money Market	0.17%	0.30%	0.09%	0.56%	—	—
Limited Maturity Bond	0.30%	0.30%	0.03%	0.63%	—	—
Quality Bond	0.32%	0.29%	0.04%	0.65%	—	—

	Investment Advisory Fees	Other Expenses	Acquired Fund Fees and Expenses(1)	Total Fund Expenses	Fee Waivers		Net Fund Expenses
High Yield Bond	0.50%	0.37%	0.00%	0.87%	—		—
Flexibly Managed	0.60%	0.25%	0.00%	0.85%	—		—
Balanced	0.00%	0.24%	0.45%	0.69%	0.07%	(2)	0.62%
Large Growth Stock	0.64%	0.33%	0.00%	0.97%	—		—
Large Cap Growth	0.55%	0.57%	0.00%	1.12%	0.12%	(2)	1.00%
Large Core Growth	0.56%	0.30%	0.00%	0.86%	—		—
Large Cap Value	0.60%	0.30%	0.01%	0.91%	—		—
Large Core Value	0.46%	0.29%	0.01%	0.76%	—		—
Index 500	0.07%	0.30%	0.00%	0.37%	—		—
Mid Cap Growth	0.70%	0.31%	0.00%	1.01%	0.01%	(2)	1.00%
Mid Cap Value	0.55%	0.30%	0.01%	0.86%	—		—
Mid Core Value	0.72%	0.48%	0.01%	1.21%	—		—
SMID Cap Growth	0.75%	0.66%	0.01%	1.42%	0.36%	(2)	1.06%
SMID Cap Value	0.95%	0.57%	0.00%	1.52%	0.38%	(2)	1.14%
Small Cap Growth	0.76%	0.35%	0.00%	1.11%	—		—
Small Cap Value	0.85%	0.32%	0.00%	1.17%	0.02%	(2)	1.15%
Small Cap Index	0.30%	1.71%	0.01%	2.02%	1.46%	(2)	0.56%
Developed International Index	0.30%	1.85%	0.00%	2.15%	1.56%	(2)	0.59%
International Equity	0.85%	0.42%	0.00%	1.27%	—		—
Emerging Markets Equity	1.18%	1.02%	0.01%	2.21%	—		—
REIT	0.66%	0.37%	0.01%	1.04%	—		—
Aggressive Allocation	0.10%	0.38%	0.84%	1.32%	0.15%	(2)	1.17%
Moderately Aggressive Allocation	0.10%	0.24%	0.79%	1.13%	0.01%	(2)	1.12%
Moderate Allocation	0.10%	0.23%	0.75%	1.08%	—		—
Moderately Conservative Allocation	0.10%	0.26%	0.67%	1.03%	0.03%	(2)	1.00%
Conservative Allocation	0.10%	0.28%	0.61%	0.99%	0.05%	(2)	0.94%

(1)	Acquired Fund Fees and Expenses reflect the fees and expenses that were incurred indirectly by the Fund through its investments in other investment companies in the prior fiscal year.
(2)	There is an agreement under which a portion of the Fund’s fees and expenses will be waived and/or reimbursed to the extent necessary to keep total operating expenses of certain Funds from exceeding the amounts shown below. This agreement is limited to a Fund’s direct operating expenses and, therefore, does not apply to acquired Fund fees and expenses (excluding the Balanced Fund), which are indirect expenses incurred by each Fund through its investments in the underlying Funds. This agreement continues for the life of the Fund, and may only be terminated with the approval of the Company’s Board of Directors.

Balanced	0.62%
Large Cap Growth	1.00%
Mid Cap Growth	1.00%
SMID Cap Growth	1.05%
SMID Cap Value	1.14%
Small Cap Value	1.15%
Small Cap Index	0.55%
Developed International Index	0.59%
Aggressive Allocation	0.33%
Moderately Aggressive Allocation	0.33%
Moderately Conservative Allocation	0.33%
Conservative Allocation	0.33%

Please review these tables carefully. They show the expenses that you pay directly and indirectly when you purchase a Contract. Your expenses include Contract expenses and the expenses of the Funds that you select. See the prospectus of Penn Series Funds, Inc. for additional information on Fund expenses.

You also may pay premium taxes. These tables and the examples that follow do not show the effect of premium taxes. See What Charges Do I Pay? in this prospectus.

EXAMPLES OF FEES AND EXPENSES

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and Fund fees and expenses, net of contractual waivers, if any.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period and have paid Maximum Rider Charges:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$1,343	$2,392	$3,085	$5,962
Assuming Minimum Total Annual Fund Expenses	$1,179	$1,922	$2,300	$4,652

(2)	If you do not surrender your Contract or if you annuitize at the end of the applicable time period and you have paid Maximum Rider Charges:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$634	$1,877	$3,085	$5,962
Assuming Minimum Total Annual Fund Expenses	$456	$1,374	$2,300	$4,652

(3)	If you surrender your Contract at the end of the applicable time period and have paid current Single Rider Charges:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$1,232	$2,076	$2,560	$5,103
Assuming Minimum Total Annual Fund Expenses	$1,066	$1,586	$1,721	$3,593

(4)	If you do not surrender your Contract or if you annuitize at the end of the applicable time period and you have paid current Single Rider Charges:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$513	$1,538	$2,560	$5,103
Assuming Minimum Total Annual Fund Expenses	$333	$1,015	$1,721	$3,593

(5)	If you surrender your Contract at the end of the applicable time period and have paid current Joint Rider Charges:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$1,255	$2,140	$2,668	$5,285
Assuming Minimum Total Annual Fund Expenses	$1,089	$1,654	$1,840	$3,817

(6)	If you do not surrender your Contract or if you annuitize at the end of the applicable time period and you have paid current Joint Rider Charges:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$538	$1,607	$2,668	$5,285
Assuming Minimum Total Annual Fund Expenses	$357	$1,088	$1,840	$3,817

FINANCIAL STATEMENTS

The consolidated financial statements of the Company and the financial statements of the Separate Account appear in the Statement of Additional Information. The consolidated financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts.

THE PENN MUTUAL LIFE INSURANCE COMPANY

Penn Mutual is a Pennsylvania mutual life insurance company chartered in 1847. We are located at 600 Dresher Road, Horsham, PA 19044. Our mailing address is The Penn Mutual Life Insurance Company Attn: Customer Service Group, Philadelphia, PA 19172. We issue and are liable for all benefits and payments under the Contract.

THE SEPARATE ACCOUNT

Penn Mutual established Penn Mutual Variable Annuity Account III (the “Separate Account”) on April 13, 1982. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust and is a “separate account” within the meaning of the federal securities laws. The Separate Account is divided into Subaccounts that invest in shares of different mutual funds.

•

The income, gains and losses, whether or not realized, of the Separate Account are, in accordance with the Contract, credited to or charged against the Separate Account without regard to the other income, gains or losses of Penn Mutual.

•	The Separate Account and its Subaccounts are not responsible for the liabilities of any other business of Penn Mutual.

Investment Options in the Separate Account

The Separate Account currently has Subaccounts that invest in the following Funds. There are limitations on the availability of these funds with the presence of the Rider.

Penn Series Funds, Inc.:

Money Market Fund — seeks to preserve capital, maintain liquidity and achieve the highest possible level of current income consistent with these objectives, by investing in high quality money market instruments; an investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

Limited Maturity Bond Fund — seeks highest available current income consistent with liquidity and low risk to principal through investment primarily in marketable investment grade debt securities; total return is secondary.

Quality Bond Fund — seeks the highest income over the long term consistent with the preservation of principal through investment primarily in marketable investment grade debt securities.

High Yield Bond Fund — seeks high current income by investing primarily in a diversified portfolio of long term high-yield/high-risk fixed income securities in the medium to lower quality ranges; capital appreciation is a secondary objective; high-yield/high-risk fixed income securities, which are commonly referred to as “junk” bonds, generally involve greater risks of loss of income and principal than higher rated securities.

Flexibly Managed Fund — seeks to maximize total return (capital appreciation and income) by investing in common stocks, other equity securities, corporate debt securities, and/or short term reserves, in proportions considered appropriate in light of the availability of attractively valued individual securities and current and expected economic and market conditions.

Balanced Fund — seeks to achieve long-term growth and current income by using a “fund-of-funds” strategy.

Large Growth Stock Fund — seeks long-term growth of capital by investing primarily in common stocks of well established growth companies.

Large Cap Growth Fund — seeks to achieve long-term growth of capital (capital appreciation) by investing in equity securities of large capitalization growth companies with above-average growth potential.

Large Core Growth Fund — seeks to achieve long-term growth of capital (capital appreciation) by investing primarily in common and preferred stocks of large capitalization U.S. companies.

Large Cap Value Fund — seeks long-term capital growth primarily by investing in equity securities of companies believed to be undervalued.

Large Core Value Fund — seeks to achieve total return by investing primarily in value stocks of large capitalization companies and dividend-paying stocks.

Index 500 Fund — seeks total return (capital appreciation and income) which corresponds to that of the S&P 500 Index while keeping expenses low. The S&P 500 is an index of 500 common stocks, most of which trade on the New York Stock Exchange; “S&P 500 Index” and “500” are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Penn Series Funds, Inc.; the Fund is not sponsored, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Mid Cap Growth Fund — seeks to maximize capital appreciation by investing primarily in common stocks of mid-cap U.S. companies with market capitalizations in the range of those companies included in the Russell Mid Cap Index that have strong earnings growth potential.

Mid Cap Value Fund — seeks to achieve growth of capital by investing primarily in mid-cap U.S. companies with market capitalizations in the range of those companies included in the Russell Mid Cap Index that are undervalued.

Mid Core Value Fund — seeks to achieve growth of capital by investing in equity securities of mid-cap companies with market capitalizations in the range of those companies included in the Russell Mid Cap Index; the Fund seeks to invest in well-managed companies whose stock prices are undervalued.

SMID Cap Growth Fund — seeks to achieve long-term returns by investing primarily in common stocks of small and medium capitalization U.S. companies.

SMID Cap Value Fund — seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of small and medium capitalization U.S. companies, generally representing 60 to 125 companies.

Small Cap Growth Fund — seeks capital appreciation by investing primarily in common stocks of emerging growth companies with above-average growth prospects.

Small Cap Value Fund — seeks capital appreciation through investment in a diversified portfolio of securities consisting primarily of equity securities of companies with market capitalizations in the range of those companies included in the Russell 2000 Value Index.

Small Cap Index Fund — seeks to replicate the returns and characteristics of a small cap index by investing at least 80% of its net assets in securities listed in the Russell 2000® Index.

Developed International Index Fund — seeks to replicate the returns and characteristics of an international index composed of securities from developed countries by investing at least 80% of its net assets in securities listed in the Morgan Stanley Capital International® Europe, Australasia, Far East (MSCI EAFE) Index.

International Equity Fund — seeks to maximize capital appreciation by investing in a carefully selected diversified portfolio consisting primarily of equity securities; the investments will consist principally of equity securities of European and Pacific Basin countries.

Emerging Markets Equity Fund — seeks to achieve capital appreciation by investing in equity securities located in emerging market countries.

REIT Fund — seeks to achieve a high total return consistent with reasonable investment risks by investing in equity securities of real estate investment trusts.

Aggressive Allocation Fund — seeks to achieve long-term capital growth by using a “fund-of-funds” strategy.

Moderately Aggressive Allocation Fund — seeks to achieve long-term capital growth and current income by using a “fund-of-funds” strategy.

Moderate Allocation Fund — seeks to achieve long-term capital growth and current income by using a “fund-of-funds” strategy.

Moderately Conservative Allocation Fund — seeks to achieve long-term capital growth and current income by using a “fund-of-funds” strategy.

Conservative Allocation Fund — seeks to achieve long-term capital growth and current income by using a “fund-of-funds” strategy.

Independence Capital Management, Inc., Horsham, Pennsylvania is investment adviser to each of the Funds and a wholly owned subsidiary of Penn Mutual. T. Rowe Price Associates, Inc., Baltimore, Maryland, is investment sub-adviser to the Flexibly Managed, Large Growth Stock and High Yield Bond Funds. Wells Capital Management Inc., San Francisco, California, is investment sub-adviser to the Large Core Growth and SMID Cap Growth Fund. Turner Investment Partners, Inc., Berwyn, Pennsylvania is sub-adviser to the Large Cap Growth Fund and Mid Cap Growth Fund. Neuberger Berman Management LLC, New York, New York, is investment sub-adviser to the Mid Cap Value Fund. Lord, Abbett & Co. LLC, Jersey City, New Jersey, is investment sub-adviser to the Mid Core Value Fund. Goldman Sachs Asset Management, L.P., New York, New York, is investment sub-adviser to the Small Cap Value Fund. Vontobel Asset Management, Inc., New York, New York, is investment sub-adviser to the International Equity Fund. Heitman Real Estate Securities LLC, Chicago, Illinois, is investment sub-adviser to the REIT Fund. Allianz Global Investors Capital LLC, New York, New York, is investment sub-adviser to the Small Cap Growth Fund. Eaton Vance Management, Boston, Massachusetts, is investment sub-adviser to the Large Core Value Fund. AllianceBernstein L.P., New York, New York, is investment sub-adviser to the SMID Cap Value Fund. Morgan Stanley Investment Management Inc., New York, New York, is investment sub-adviser to the Emerging Markets Equity Fund. SSgA Funds Management, Inc., Boston, Massachusetts, is investment sub-adviser to the Index 500, Small Cap Index and Developed International Index Funds. OppenheimerFunds, Inc., New York, New York, is investment sub-adviser to the Large Cap Value Fund.

Shares of Penn Series are sold to other variable life and variable annuity separate accounts of Penn Mutual and its subsidiary, The Penn Insurance and Annuity Company. For more information on the possible conflicts involved when the Separate Account invests in Funds offered to other separate accounts, see the Fund prospectuses and Statements of Additional Information.

Read the prospectuses of these Funds carefully before investing. You may obtain copies of the prospectuses which contain additional information about the Funds including their investment objectives and policies and expenses, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group — C3R, Philadelphia, PA 19172. Or, you may call, toll free, 800-548-1119.

Voting Instructions

You have the right to tell us how to vote proxies for the Fund shares in which your Purchase Payments are invested. If the law changes and permits us to vote the Fund shares, we may do so.

If you are a Contract Owner, we determine the number of full and fractional Fund shares that you may vote by dividing your interest in a Subaccount by the net asset value per share of the Fund. We may change these procedures whenever we are required or permitted to do so by law.

Accumulation Units — Valuation

Your assets in the Separate Account are held as Accumulation Units of the Subaccounts that you select. We value Accumulation Units as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. ET). When you invest in, withdraw from, or transfer money to a Subaccount, you receive the Accumulation Unit value next computed after we receive and accept your Purchase Payment or your withdrawal or transfer request at our Administrative Office. Allocation, withdrawal and transfer instructions received from you or the agent of record (pursuant to your instruction) at our Administrative Office after the close of regular trading on the NYSE will be valued based on the Accumulation Unit value computed as of the close of regular trading on the next NYSE business day. In the case of your first Purchase Payment, you receive the price next computed after we accept your application to purchase a Contract.

The value of an Accumulation Unit is $10 when a Subaccount begins operation. The value of an Accumulation Unit may vary and is determined by multiplying its last computed value by the net investment factor for the Subaccount for the current Valuation Period. The net investment factor measures (1) investment performance of Fund shares held in the Subaccount, (2) any taxes on income or gains from investments held in the Subaccount, and (3) the mortality and expense risk charge and contract administration charge assessed against the Subaccount.

THE FIXED INTEREST ACCOUNTS

The Fixed Interest Accounts are part of the Company’s general investment account. Interests in the Fixed Interest Accounts are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940. This prospectus generally discusses only the variable portion of the Contract. The staff of the Commission has not reviewed the disclosure in this prospectus relating to the Fixed Interest Accounts. Disclosure regarding the Fixed Interest Accounts, however, may be subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. SEE MORE INFORMATION ABOUT THE FIXED INTEREST ACCOUNTS.

THE CONTRACT

Your Contract is an Individual Variable and Fixed Deferred Annuity with Flexible Purchase Payments, which provides for tax-deferred accumulation of Purchase Payments, Fixed Annuitization Options that can guarantee income payments for a specified period or for the lifetime of the Annuitant(s), and a Standard Death Benefit.

The Contract allows you to invest in:

•	the Separate Account, through which you may invest in one or more of the available Funds. See THE SEPARATE ACCOUNT in this prospectus.

•

the Fixed Interest Accounts. The Fixed Interest Accounts are guaranteed and funded by Penn Mutual through its general account. See THE FIXED INTEREST ACCOUNTS AND MORE INFORMATION ABOUT THE FIXED INTEREST ACCOUNTS in this prospectus.

The Contract includes a Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment Rider. The Rider provides protection from equity market volatility and inflation by guaranteeing a Withdrawal Benefit Base that provides income for your lifetime or a minimum of twenty years, and allows the withdrawals under the Guarantee to grow with changes in inflation. The Rider also provides an Enhanced Death Benefit. There is an additional charge for this Rider, and your investment options will be limited under the Rider. See the RIDER section of this prospectus for more information.

You decide, within Contract limits,

•	how often you make a Purchase Payment and how much you invest (subject to minimum and maximum limits of the Contract);

•	the Subaccounts and/or the Fixed Interest Accounts into which your Purchase Payments are invested (subject to the limitations of the Rider);

•	whether or not to transfer money among the available Subaccounts and/or the Fixed Interest Accounts;

•	the type of annuity that we pay and who receives the annuity payments;

•	the Beneficiary or Beneficiaries to whom we pay death benefits (subject to the limitations of the Rider if the Joint Guarantee is elected); and

•	the amount and frequency of withdrawals from the Contract Value (subject to limitations of the Contract).

Your Contract has

•	an Accumulation Period, during which you make one or more Purchase Payments and we invest your payments as you direct us; and

•	an Annuity Payout Period, during which we make annuity payments to you. Your Annuity Payout Period begins on your Annuity Date.

Your Rider has

•

a Deferral Phase, during which your Contract Value will grow with investment performance and your Withdrawal Benefit Base may increase for the greater of investment performance or inflation each Contract Year. Withdrawals may be taken without initiating the Withdrawal Phase; and

•	a Withdrawal Phase, during which you may take guaranteed withdrawals under the terms of the Rider before an Annuity Payout Period may begin.

We may amend your Contract at any time to comply with legal requirements. State law may require us to obtain your approval for any Contract amendment. We may, with any required approval of the Securities and Exchange Commission and the governing state insurance department, substitute another mutual fund for any of the Funds currently available. We will notify you of any material Contract amendment and mutual fund substitutions.

The Contract is available to individuals, business entities and trusts. The Contract may be issued as an individual retirement annuity (IRA) on a contributory and rollover basis. The Contract may be suitable for single participant qualified plans. It is not suitable for multi-participant qualified plans because it is an individual annuity, not a group Contract.

You may contact us by writing The Penn Mutual Life Insurance Company, Attn: Customer Service Group, Philadelphia, PA 19172. Or, you may call (800) 523-0650.

How Do I Purchase a Contract?

Our representative will assist you in completing an application and sending it, together with a check for your first Purchase Payment, to our Administrative Office. All Subsequent Purchase Payments should be sent as follows: 1) checks sent by mail: The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 9773, Providence, RI 02940-9773, and 2) checks sent by overnight delivery: The Penn Mutual Life Insurance Company, Payment Processing Center, 101 Sabin Street, Pawtucket, RI 02860. We usually accept an application to purchase a Contract within two business days after we receive it at our Administrative Office. If you send us an incomplete application, we will return your Purchase Payment to you within five business days unless you ask us to keep it while you complete the application. We hold your Initial Purchase Payment in a non-interest bearing account until it is applied to your Contract or returned to you.

Age Restrictions.  You may purchase the Contract with the Rider as a Single or a Joint Life Guarantee. The Single Life Guarantee is available only if the Annuitant is between the ages of 45 and 80 on the Contract Date. The Joint Life Guarantee is available only if, on the Contract Date, the Annuitant is between the ages of 45 and 85, and the younger of the Annuitant and Joint Annuitant is between the ages of 45 and 80. Issue age is determined by Age Nearest Birthday.

Purchase Payment.  A Purchase Payment is any deposit made into the Contract. The Initial Purchase Payment is the sum of all deposits made into the Contract on the Contract Date. Purchase Payments will be allocated to the Subaccounts of the Separate Account and to the Fixed Account as directed by the Contract Owner in the application for this Contract. Subsequent Purchase Payment is any deposit made into the Contract after the Contract Date. Subsequent Purchase Payments will be allocated, as specified in the allocation section of the application, to the Subaccounts of the Separate Account and to the Fixed Account unless the Contract Owner directs that the Purchase Payments be allocated otherwise. Purchase Payments applied to the Contract after issue may be made at any time without prior notice to the Company.

The minimum Initial Purchase Payment that we will accept is $10,000, with minimum Subsequent Purchase Payments of $1,000, although we may decide to accept lower amounts. We reserve the right to decline any Purchase Payment. We will accept up to $2 million in cumulative Purchase Payments per Annuitant or Contract Owner, across all Variable Annuity Contracts with Penn Mutual.

Annuity Payments

Annuitization.  Annuitization is a process by which your Contract Value is converted into a stream of regular income payments. You may choose to annuitize your Contract after the first Contract Anniversary. The Rider may impose different annuitization and maturity processing requirements than described below. Please see the Rider section of this prospectus for more information.

Annuity Date.  Annuity Date is the date on which annuity payments are scheduled to begin. Unless another Annuity Date was specified on the annuity application or requested by later written notification, the Annuity Date will be set to the latest maturity date allowed by state law, which is the later of (a) first Monthly Anniversary following the Annuitant’s (or the younger of the Annuitant and the Joint Annuitant) 95th birthday, or (b) 10th Contract Anniversary.

Upon your request or on the Annuity Date described in your Contract, you may apply the Contract Value to any of the annuity options available in the Annuity Options section of the Contract.

You may change the Annuity Date by sending a written request to our Administrative Office, which must be received by us at least 30 days before the current Annuity Date.

On the Annuity Date, the Contract Value, net of premium taxes if applicable, must be annuitized. You must select an Annuity Option at least 30 days prior to the Annuity Date. In the event no response is received from you to the notification that an Annuity Option must be selected, and if the Annuity Date is less than the maximum maturity date, the Annuity Date will be changed to the maximum maturity date allowed by the state. If the maximum maturity date has been reached, and you did not specify an Annuity Option, the Contract Value will be annuitized on the Annuity Date based on an applicable default option. If the Rider is in force on the Annuity Date, the default option depends on the state of the Rider features at the time (please, see “What Happens on the Annuity Date?” in the Rider section in this prospectus). If the Rider is not in force on the Annuity Date, the default option is a Life Annuity with Period Certain of 5 years.

What Types of Annuity Payments May I Choose?

On or after the first Contract Anniversary date, you may choose one of the following Fixed Annuity Options:

•

Annuity for Specified Number of Years — Annuity payments will continue for a specified number of years, which may not be less than 5 nor more than 30. If the Annuitant dies prior to the end of the guaranteed period, payments will continue to be paid to the designated Beneficiary(ies) until the end of the guaranteed period.

•

Life Annuity — Annuity payments will continue until the Annuitant’s death. The last payment will be the one that is due before the Annuitant’s death. Upon the death of the Annuitant, payments will cease and there will be no payment to any beneficiary.

•

Life Annuity with Period Certain — Payments will be made for the lifetime of the Annuitant, with a guaranteed period of time. The guaranteed period can range from 5 to 30 years. If the Annuitant dies prior to the end of the Period Certain, payments will continue to be paid to the designated Beneficiary(ies) until the end of the Period Certain. If the Annuitant lives longer than the Period Certain, payments will continue until the Annuitant dies, but there will be no payment to any beneficiary.

•

Joint and Survivor Life Annuity — Payments will be made during the lifetimes of the Annuitant and the Joint Annuitant. Upon the death of either Annuitant, and based on the percentage initially selected, payments will continue at a level of 100%, 75%, 66 2/3%, or 50% of the original benefit amount for the lifetime of the surviving Annuitant. The initial payment will be made if either the Annuitant or the designated second Annuitant are living. Subsequent payments will continue during the joint lives of the Annuitants and thereafter during the life of the surviving Annuitant. Payments will end with the last payment due before the death of the last Annuitant to die. After the deaths of both Annuitants, payments will cease and there will be no payments to any beneficiary.

•	Any other form of annuity that you and we may agree upon.

The size of your annuity payments will not change. The size of these payments is determined by a number of factors, including the amount of your investment, your age at the time of Annuitization, the form of annuity chosen, the expected length of the annuity period, the frequency of annuity payments and their duration, and a guaranteed rate of return. After annuity payments begin, the Annuity Option cannot be changed.

Payments under all options will be made to or at the direction of the Contract Owner and may be elected as early as the first Contract Anniversary.

Other Information.  Unless you tell us otherwise:

•	you will receive a life annuity with payments guaranteed for 5 years,

•	your annuity payments will generally start within 30 days of the Annuity Date,

•	payments under all options will be made to the Contract Owner or to the Annuitant at the direction of the Contract Owner,

•	your Contract may be subject to special annuitization and maturity processing requirements under the terms of the Rider included with your Contract.

You may change the Annuity Date or your Annuity Option by giving us written notice at our Administrative Office at least 30 days prior to the current Annuity Date. If your Contract Value is less than $5,000, we may pay you in a lump sum. We usually make annuity payments monthly, starting at least 30 days after the Annuity Date, but we will pay you quarterly, semiannually or annually, if you prefer. The less frequently we make payments, the larger each payment will be. If necessary, we will adjust the frequency of your payments so that payments are at least $50 each. For information on the tax treatment of annuity payments, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

What Are the Death Benefits Under My Contract?

Your Contract includes a Standard Death Benefit as well as a Death Benefit Enhancement payable under the Rider. The Standard Death Benefit is described below. The Death Benefit Enhancement is paid upon the death of the Annuitant under a Single Life Guarantee or the last death of the Annuitant and the Joint Annuitant under a Joint Life Guarantee. Please see the Rider section for an explanation of the Death Benefit Enhancement.

If you die before the Annuity Date and you are not the Annuitant, we will pay your Beneficiary the Contract Value as of the date our Administrative Office receives proof of death, i.e., a death certificate or other official document establishing death, and other information required to process the payment.

If you die before the Annuity Date and you are the Annuitant, we will pay your Beneficiary the Standard Death Benefit as of the date our Administrative Office receives proof of death, i.e., a death certificate or other official document establishing death, and other information required to process the payment.

Standard Death Benefit.  The Standard Death Benefit is the greater of (1) and (2) where:

(1)	is the Contract Value; and

(2)	is the amount of the Adjusted Net Purchase Payments (total Purchase Payments less the sum of all adjusted withdrawals), where adjusted withdrawals are the greater of (a) and (b) below, where:

(a)	is the amount of each withdrawal; and

(b)	is the amount of each withdrawal multiplied by the ratio of (i) and (ii) where:

(i)	is the amount of the Adjusted Net Purchase Payments just before the withdrawal, and

(ii)	is the Contract Value just before the withdrawal.

Example:  please see Example 1 in Appendix A for the calculation of the Standard Death Benefit.

If you make a withdrawal at a time when the amount of the Adjusted Net Purchase Payments is greater than your Contract Value, then your Standard Death Benefit amount will be reduced by an amount greater than the amount withdrawn.

If you die after the Annuity Date, upon receipt of due proof of death and other forms necessary to process the payment, we will pay your Beneficiary a death benefit according to the Annuity Option in force, only if the option provides a death benefit.

We generally pay the death benefit within seven days after we receive proof of death and all required information. The death benefit is payable to a Beneficiary.

You may designate a Beneficiary in your application. If you fail to designate a Beneficiary, your Beneficiary will be your estate. You may change the Beneficiary at any time before your death or the death of the Annuitant, whichever occurs first.

Choosing a Lump Sum or Annuity.  Your Beneficiary has one year from your death to choose to receive the death benefit in a lump sum or as an annuity. Your Beneficiary has only 60 days to make this election if the death benefit is paid upon death of an Annuitant other than you.

•

If the Beneficiary chooses a lump sum, he or she may ask to postpone payment of the lump sum for up to five years. However, an IRA Beneficiary has additional options. A spouse Beneficiary can assume ownership of the IRA and both a spouse and non-spouse Beneficiary can continue the IRA as a “beneficiary” or a “stretch” IRA. If the “beneficiary” or “stretch” option is selected, a new Penn Mutual Contract is purchased or a new stretch/beneficiary arrangement can be established.

•

If the Beneficiary chooses an annuity, we will begin annuity payments no later than one year from the date of death. Payments will be made over the Beneficiary’s life or over a period not longer than the Beneficiary’s life expectancy.

•

If an election is not made within one year of the date of death of the Contract Owner or within 60 days of the death of an Annuitant other than you, the death benefit will be paid to the Beneficiary in a lump sum.

Exchange of Contract by Surviving Spouse.  If your Beneficiary is your surviving spouse, he or she may become the Contract Owner rather than receive the death benefit. If the spouse elects to become the Contract Owner, the Contract Value will be adjusted to equal the death benefit. The surviving spouse may exchange this Contract for a new Contract of the same form or for a Contract of a similar form designated by the Company if the original form is no longer available for sale at the time this option is exercised. The new Contract issued upon the exercise of this exchange, will: (a) have the surviving spouse as the Annuitant; and (b) list the date of the exchange as the new Contract Date.

Riders on exchanged Contracts are only available with the approval of the Company. Exchange shall not be treated as a withdrawal under the terms of the Contingent Deferred Sale Charge provision of this Contract. Purchase Payments to a Contract established as a result of an Exchange of Contract by a surviving spouse provision shall not be treated as a Purchase Payment under the terms of the Contingent Deferred Sales Charge provision of the Contract.

If there is more than one surviving Beneficiary, they must direct their portion of the death benefit in accordance with the above options.

If the Annuitant dies on or after the Annuity Date, the death benefit payable, if any, will be paid in accordance with your choice of Annuity Option.

For information on the tax treatment of death benefits, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

May I Transfer Money Among Subaccounts and the Fixed Interest Accounts?

Transfer Limits.  Notwithstanding any other provision of this Contract, no more than two transfers may be made in a calendar month and no more than 12 such transfers can be made in a calendar year. Transfers pursuant to Dollar Cost Averaging or to Automatic Asset Rebalancing programs will not count against this limit.

You may transfer your Contract Value among Subaccounts of the Separate Account.

•	The minimum amount that may be transferred is $250 or, if less, the amount held in the Subaccount. In the case of partial transfers, the amount remaining in the Subaccount must be at least $250.

•

You may transfer from the Six Month Fixed Dollar Cost Averaging Account or the Twelve Month Fixed Dollar Cost Averaging Account to a Subaccount of the Separate Account as described under Dollar Cost Averaging below.

•	You may not transfer from a Subaccount of the Separate Account to the Six Month Dollar Cost Averaging Account or the Twelve Month Dollar Cost Averaging Account.

•	Transfers may be subject to investment option limitations under the Rider while the Rider is in force.

General Rules.  Transfers will be based on values at the end of the Valuation Period in which the transfer request is received at our Administrative Office. A transfer request must be received at our Administrative Office from you or the agent of record (pursuant to your instruction), and all other administrative requirements must be met to make the transfer. We will not be liable for following instructions, including instructions from the agent of record, communicated by telephone that we reasonably believe to be genuine. We require certain personal identifying information to process a request for transfer made over the telephone. For transfers other than Dollar Cost Averaging and Automatic Asset Rebalancing, we reserve the right to charge a fee, although we have no present intention of doing so. The transfer fee would not exceed $20.

The Contract is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore reserve the right to change our telephone transaction policies and procedures at any time to restrict the use of telephone transfers for market timing and to otherwise restrict market timing, up to and including rejecting transactions we reasonably believe are market timing transactions, when we believe it is in the interest of all of our Contract Owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused by those we do detect.

The Contract may be subject to investment allocation restrictions according to the terms of the Rider, which limit your right to request transfers between Subaccounts. Please, refer to the Rider section for details.

Frequent Trading Risks.  We did not design this variable annuity and the available Subaccounts to accommodate market timing or frequent transfers between the Subaccounts. Frequent exchanges among Subaccounts and market timing by Contract Owners can reduce the long-term returns of the underlying Funds. The reduced returns could adversely affect the Contract Owners, Annuitants, or Beneficiaries of any variable annuity contract issued by any insurance company with respect to values allocated to the underlying Fund. Frequent exchanges may reduce the mutual fund’s performance by increasing costs paid by the Fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the Fund’s net asset value.

The insurance–dedicated mutual funds available through the Subaccounts generally cannot detect individual Contract Owner exchange activity because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the Funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short-term trading by Contract Owners.

As outlined below, we have adopted policies regarding frequent trading, but there is the risk that these policies and procedures concerning frequent trading will prove ineffective in whole or in part in detecting or preventing frequent trading. As a result of these limitations, some Contract Owners may be able to engage in frequent trading, while other Contract Owners will bear the effects of such frequent trading. Please review the mutual funds’ prospectuses for specific information about the funds’ short-term trading policies and risks.

Frequent Trading Policies.  We have adopted policies and procedures designed to discourage frequent trading as described below. We intend to monitor on an ongoing basis the operation of these policies and procedures and may, at any time without notice to Contract Owners, revise them in any manner not inconsistent with the terms of the Contract. If requested by the investment adviser and/or sub-adviser of a Fund, we will consider additional steps to discourage frequent trading. In addition, we reserve the right to reject any Purchase Payment or exchange request at any time for any reason.

We have adopted certain procedures to detect frequent trading. If it appears that market timing activity is occurring or the transfer frequency would be expected to have a detrimental impact on the affected Funds, the following steps will be taken on a uniform basis:

(1)	A letter is sent to the Contract Owner and to the registered representative/insurance agent associated with the Contract reiterating the policy with respect to frequent transfers and urging a cessation of any market timing or frequent transfer activity.

(2)	If market timing or frequent transfer activity continues after the initial letter, a second letter is sent requiring that all subsequent transfer requests be submitted in writing containing the Contract Owner’s original signature. Thereafter, any attempt to make a transfer request electronically, telephonically or by facsimile will be rejected.

(3)	Any Contracts which have been the subject of a letter referred to in paragraph 1 or 2 will be subject to special monitoring to determine whether the potentially detrimental frequent trading has ceased.

Dollar Cost Averaging.  Dollar cost averaging is a way to invest in which securities are purchased at regular intervals in fixed dollar amounts, so that the cost of the securities gets averaged over time and possibly over market cycles. If the Contract Value is at least $10,000, you may allocate money to one of the Dollar Cost Averaging Options and have a fixed percentage transferred monthly from the account to variable Subaccounts to achieve dollar cost averaging. Amounts may only be allocated to one of the Dollar Cost Averaging Options in conjunction with an election of the Dollar Cost Averaging program. The minimum transfer amount to each Subaccount is $50. Once a Dollar Cost Averaging Option is selected, an additional Dollar Cost Averaging Option cannot be selected. If you elect to discontinue participation in the program, any money left in the account will be transferred into the variable Subaccounts based on the Dollar Cost Averaging allocation initially selected (unless otherwise directed by you).

Fixed Dollar Cost Averaging Options.  Only new Purchase Payments may be allocated to the Fixed Dollar Cost Averaging Options. Such payments are subject to the Contract minimums for Initial and Subsequent Purchase Payments. Amounts held in a Fixed Dollar Cost Averaging Option of the Fixed Account will be credited with interest at effective annual rates, declared by the Company. See MORE INFORMATION ABOUT THE FIXED INTEREST ACCOUNTS for details.

Variable Dollar Cost Averaging Options.  Dollar Cost Averaging may also be done from one of the following Subaccounts: Money Market Subaccount, Limited Maturity Bond Subaccount and Quality Bond Subaccount. New Purchase Payments and transfers may be allocated to the selected Subaccount. Such payments are subject to the Contract minimums for Initial and Subsequent Purchase Payments. The available periods under the Variable Dollar Cost Averaging Options are from at least 12 months up to 60 months.

Automatic Asset Rebalancing.  Automatic rebalancing is a way to maintain your desired asset allocation percentages. Because the value of your Subaccounts will fluctuate in response to investment performance, your asset allocation percentages may become out of balance over time. If you have a Contract Value of at least $10,000 you may elect Automatic Asset Rebalancing. We will transfer funds under your Contract on a quarterly (calendar) basis among the Subaccounts to maintain a specified percentage allocation among your selected variable investment options. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office at 800-523-0650. You may discontinue the program at any time.

Dollar cost averaging and automatic rebalancing may not be in effect at the same time and are not available after Annuitization. There is no charge for Dollar Cost Averaging or automatic rebalancing.

May I Withdraw Any of My Money?

Before the Annuity Date and the death of the Contract Owner or Annuitant, you may withdraw all or part of your Contract Value. We base your withdrawal on your Contract Value next determined after we receive proper authorization from the Contract Owner at our Administrative Office. We normally will pay you within seven days. You may pay a contingent deferred sales charge when you withdraw Contract Value. See WHAT CHARGES DO I PAY — Contingent Deferred Sales Charge. You may pay tax when you make a withdrawal, including an additional 10% tax under certain circumstances. See FEDERAL INCOME TAX CONSIDERATIONS.

•	The minimum withdrawal is $500. If it is your first withdrawal in a Contract Year, the minimum withdrawal is the Free Withdrawal Amount (as defined below) if that amount is less than $500.

•	You may make a partial withdrawal only if the amount remaining in the Contract is at least $5,000 and the balance remaining in the Subaccount from which the withdrawal is made is at least $250.

•	If you make a full withdrawal, the Contract will be terminated.

•

If you do not tell us otherwise, the withdrawal will be taken pro-rata from the variable Subaccounts; if the partial withdrawal exhausts your Variable Account Value, then any remaining withdrawal will be taken from the Fixed Interest Accounts beginning with the Fixed Interest Account with the shortest Interest Period. Within a Fixed Interest Account, partial withdrawals will be made from amounts most recently allocated, renewed or transferred.

Systematic Withdrawals.  If you have not exhausted your Free Withdrawal Amount in the current Contract Year, you can make systematic withdrawals. These are regular payments that we make to you on a monthly, quarterly, semiannual or annual basis. It is a convenient way for you to withdraw your annual Free Withdrawal Amount without incurring a contingent deferred sales charge. The total amount that you withdraw in a Contract Year cannot exceed your Free Withdrawal Amount, and the minimum amount of each withdrawal payment is $50. We will adjust the frequency of your payments so that payments are at least $50 each. For example, if you would like to withdraw $100 a year, you can set up annual or semiannual withdrawals, but not quarterly or monthly. Your payments will begin on the next withdrawal date following at least 30 days after we receive your request. Please note that no confirmations will be sent on systematic withdrawals. They will, however, be reflected on statements. See Free Withdrawals below. For information on the tax treatment of withdrawals, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

In the Contract Year when the Systematic Withdrawals are elected for the first time, the entire amount of the withdrawal requested will be disbursed among the remaining Systematic Withdrawal payments to be made prior to the next Contract Anniversary. Systematic Withdrawal amounts will then be recalculated upon the next Contract Anniversary to reflect the annual withdrawal amount requested and a full year of systematic payments. For example, if you request your Free Withdrawal Amount with monthly Systematic Withdrawals and there are four months remaining in your Contract Year, you will receive the entire Free Withdrawal Amount divided by the four payments remaining in your Contract Year. Upon your next Contract Anniversary, your monthly Systematic Withdrawal payment will be recalculated to be  1/12 of the annual Free Withdrawal Amount. This could result in lower Systematic Withdrawal payments in your second year of withdrawal.

Once Systematic Withdrawals are initiated, you must send us a written notice to stop the Systematic Withdrawals or to change the amount or the mode of the withdrawals. The Systematic Withdrawals will terminate upon the earlier of the death of the Contract Owner or the Annuitant, or upon notice from the Contract Owner. Systematic Withdrawals will be subject to Contingent Deferred Sales Charge if the annual amount withdrawn exceeds the Free Withdrawal Amount. All withdrawals during the Contract Year are considered in the determination of Free Amount withdrawn and the point at which Contingent Deferred Sales Charges will be assessed for additional withdrawals.

Deferment of Payments and Transfers

We reserve the right to defer a withdrawal, a transfer of Contract Value, or annuity payments funded by the Separate Account if: (a) the NYSE is closed (other than customary weekend and holiday closings); (b) trading on the NYSE is restricted; (c) an emergency exists that makes it impractical for us to dispose of securities held in the Separate Account or to determine the value of its assets; or (d) the Securities and Exchange Commission by order so permits for the protection of investors. Conditions described in (b) and (c) will be decided by, or in accordance with rules of, the Commission.

What Charges Do I Pay?

The following discussion explains the Contract charges that you pay. You also pay expenses of the Funds that you select as investment options in the Separate Account. See the prospectuses of the Funds for information on Fund expenses.

Administration Charges.  These charges reimburse us for administering the Contract and the Separate Account.

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We deduct from your Variable Account Value, an annual contract administration charge that is the lesser of $40 or 2% of your Variable Account Value on the deduction date, the last day of the Contract Year. This charge will also be deducted if the Variable Account Value is withdrawn or transferred in full on a date other than the deduction date. You will not pay this charge if your Variable Account Value is more than $50,000 on the deduction date. To pay this charge, we cancel Accumulation Units credited to your Contract, pro-rata among the Subaccounts in which you invest.

•	We deduct from the net asset value of the Separate Account a daily administration charge that currently is, and will not exceed, an effective annual rate of 0.15%.

Mortality and Expense Risk Charge.  We deduct from the net asset value of the Separate Account a daily mortality and expense risk charge that currently is, and will not exceed, an effective annual rate of 1.50%. This charge compensates us for the mortality-related guarantees we make under the Contract (e.g., the death benefit and the guarantee that the annuity factors will never be decreased even if mortality experience is substantially different than originally assumed) and for the risk that our administration charges will be insufficient to cover administration expenses over the life of the Contracts.

Contingent Deferred Sales Charge.  This charge pays for our sales expenses. Sales expenses that are not covered by the deferred sales charge are paid from the surplus of the Company, which may include proceeds from the mortality and expense risk charge.

You pay this charge only if you withdraw an amount in excess of the Free Withdrawal Amount as described in the next subsection. We will apply the following schedule of contingent deferred sales charges to all withdrawals (including withdrawals guaranteed under the Rider), which are not Free Withdrawals as described in the next subsection.

Number of full Contract Years since Purchase Payment	Applicable Charge
0	8%
1	7%
2	6%
3	5%
4+	0%

Purchase Payments will be treated as withdrawn and any contingent deferred sales charge will be assessed on a first-in, first-out basis. Purchase Payments are treated as withdrawn before gains from market appreciation or interest are withdrawn from the Contract.

There will be no contingent deferred sales charge on amounts withdrawn that exceed the total Purchase Payments of the Contract (i.e., earnings will not be subject to contingent deferred sales charge). The Free Withdrawal Amount will be applied to the Purchase Payments with the earliest effective date.

Free Withdrawals.  The following withdrawals may be made free of the contingent deferred sales charge:

(a)	Four-Year-Old Purchase Payments. You may withdraw any Purchase Payment that was made more than four years before the withdrawal without incurring a contingent deferred sales charge.

(b)	Withdrawals up to 10% of Purchase Payments. If any Purchase Payment is less than four years old, you may withdraw up to 10% of your total purchase payments in a Contract Year without incurring a contingent deferred sales charge (the “Free Withdrawal Amount”). The amount available for a free withdrawal at any point in time during a Contract Year is 10% of all purchase payments as of the date of the request less the amount of all prior free withdrawals made during that Contract Year. The Free Withdrawal Amount will be applied to Purchase Payments on a first-in, first-out basis. You may not carry forward to the next Contract Year any Free Withdrawal Amount remaining at the end of the current Contract Year. With respect to any withdrawal in excess of the free withdrawal limit in a Contract Year, the contingent deferred sales charge schedule set forth above will apply to the remainder of the Purchase Payments so withdrawn on a first-in, first-out basis.

(c)	Medically Related Withdrawal. Subject to state law, after the first Contract Year and before the Annuity Date, you may withdraw, without incurring a contingent deferred sales charge, all or part of your Contract Value if certain medically related contingencies occur. This free withdrawal is available if you are (1) first confined in a nursing home or hospital while this Contract is in force and remain confined for at least 90 days in a row, or (2) first diagnosed as having a fatal illness (an illness expected to result in death within 2 years for 80% of diagnosed cases) while this Contract is in force. The precise terms and conditions of this benefit are set forth in the Contract. It is not available if your age at issue is greater than 75. The medically related contingencies that must be met for free withdrawal vary in some states. The maximum amount that may be withdrawn under this free withdrawal provision is $500,000, including amounts withdrawn from other annuity contracts issued by us and our affiliates containing a comparable free withdrawal provision.

(d)	Disability Related Withdrawal. You may withdraw, without incurring a contingent deferred sales charge, part or all of your Contract Value if you (you or the Annuitant for qualified contracts) become totally disabled as defined in the Contract.

(e)

Required Minimum Distributions.  There is no contingent deferred sales charge imposed upon Required Minimum Distributions under qualified contracts which are required by the Internal Revenue Code, even if this amount exceeds the Free Withdrawal Amount. Required Minimum Distributions reduce the Free Withdrawal Amount during the Contract Year. If you take any additional withdrawals in the same Contract Year as you receive RMD payments, these withdrawals will be subject to any applicable contingent deferred sales charge. During any given Contract Year, you are entitled to receive, free of contingent deferred sales charge, the entire Required Minimum Distribution Amount, or the entire Free Withdrawal Amount, whichever is greater, but not both. Please see Example 6 for more details.

Rider Charges.  Your Contract includes the Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment Rider. The charges for the Rider are deducted quarterly. If you make a full surrender of your Contract before the charges for the Rider have been deducted, your Contract Value will be reduced by the accrued Rider Charges, plus any applicable surrender charge. In addition, upon payment of the Death Benefit associated with the Contract, the Death Benefit payable will be reduced by the accrued Rider Charges.

The Rider Charge is expressed as an annual percentage of the Withdrawal Benefit Base and will be deducted from the Contract Value on a quarterly basis. The Withdrawal Benefit Base used in the calculation is the average monthly Withdrawal Benefit Base, as of the first of each month, over the quarter. One fourth of the annual Rider Charge will be multiplied by the average monthly Withdrawal Benefit Base for the quarter and this amount will be deducted on the last day of the Contract Year Quarter. Rider Charges will be deducted until the Annuity Date. The Rider Charge will be deducted from the Subaccounts of the Variable Account, pro-rated for the fund allocation at the time of deduction. The current effective annual charge for the Rider is 1.25% for a Single Life Guarantee and 1.50% for a Joint Life Guarantee. This annual charge may not be increased beyond a maximum of 2.50%.

If an automatic Step-Up in the Withdrawal Benefit Base is scheduled to occur, the effective annual Rider Charge may be increased, but will not be greater than the current charge applicable to the class of Contract Owners then electing the Rider. The current charge will not exceed the Maximum Rider Charge of 2.50%, and the increase to the charge may not be greater than 0.50%. The Contract Owner can opt out of any future Rider Charge increases by sending, at least 30 days prior to a Contract Anniversary, a written request to the Company to do so. No future increases in the current charge for the Rider will be made and all future Automatic Annual Step-Ups will be suspended.

The Contract Owner may send a written request to the Company, at least 30 days prior to a subsequent Contract Anniversary, to reinstate the Automatic Annual Step-Ups of the Withdrawal Base. The reinstatement will be effective on the following Contract Anniversary. Future current charges will be the same as the charges applied to the class of Contract Owners electing the benefit at that time.

We will deduct any accrued but uncollected Rider Charges on the date you surrender your Contract or upon your death as of the date of surrender or death. No Rider Charge will be imposed upon Annuitization.

Underlying Fund Charges.  The Funds assess fees and charges that you pay indirectly through your investment subaccount. For more information about these fees, see EXPENSES in this prospectus and the fee table in the Fund’s prospectus.

Premium Taxes.  Some states and municipalities impose premium taxes on Purchase Payments received by insurance companies. Generally, any premium taxes payable will be deducted upon Annuitization, although we reserve the right to deduct such taxes when due in jurisdictions that impose such taxes on Purchase Payments. Currently, state premium taxes on purchase payments range from 0% to 5%.

The Company or an affiliate may receive asset-based compensation from the Funds’ advisors or their affiliates for, among other things, customer service and recordkeeping services with respect to those assets. These payments are not charges under your Contract and do not increase the Underlying Fund or Contract charges described in this section or in the fee table.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT WITH INFLATION ADJUSTMENT RIDER

Your Contract includes the Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment Rider (the “Rider”) for an additional Rider Charge which includes the following enhancements to your Contract. A Glossary of terms associated with the Rider is located on page 28.

1)	Inflation Living Benefit Guarantee — this Living Benefit Guarantee provides for a guaranteed minimum withdrawal benefit adjusted for Inflation Increases and market Step-Ups. The Contract accumulates a Withdrawal Benefit Base during the Deferral Phase of the Rider until withdrawals under the Living Benefit Guarantee are exercised. This Withdrawal Benefit Base then provides a Guaranteed Annual Withdrawal Amount under the following conditions:

•

If the Living Benefit Guarantee is exercised between the ages of 59  1/2 and 64  1/2, you receive the Standard Withdrawal Option. This Option provides income guaranteed at 5% of the Withdrawal Benefit Base until the Withdrawal Benefit Base has been returned to you (usually 20 years — this withdrawal benefit may not continue for your lifetime). The Guaranteed Annual Withdrawal Amount will be adjusted for Inflation Increases and Step-Ups.

•

If the Living Benefit Guarantee is exercised on or after age 64  1/2, you receive the Lifetime Withdrawal Option. The Lifetime Option provides income guaranteed at a percentage of the Withdrawal Benefit Base that varies with age at the time this option is selected. Payments will be made for the lifetime of the Annuitant or later of Annuitant and Joint Annuitant (in case of a Joint Life Guarantee). The Guaranteed Annual Withdrawal Amount will be adjusted for Inflation Increases and Step-Ups.

Age is based on the younger of the Annuitant and Joint Annuitant for a Joint Life Guarantee.

2)	Enhanced Death Benefit — the Enhanced Death Benefit provides that the Company will pay to a Beneficiary upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant a Death Benefit Enhancement in addition to the Standard Death Benefit provided in your Contract.

This Rider is appropriate for someone who is seeking guaranteed income which grows with inflation, but also wants to stay invested in the securities market to allow for potentially higher growth in Contract Value. If you would like to start withdrawals at an earlier age, you will benefit from the Standard Withdrawal Option, which is available between the ages of 59  1/2 and 64  1/2, and will provide you with supplemental income for at least 20 years. If you start withdrawals after the age of 64  1/2, you will benefit from the Lifetime Withdrawal Option, which offers withdrawal percentages up to 5% (increasing with age). If you wait 5-10 years to take your withdrawals and withdraw under the Lifetime Withdrawal Option, you will have the potential of increasing the withdrawal percentage up to 6% by means of the Waiting Bonus.

The Rider will be included when you purchase the Inflation Protector Variable Annuity Contract.

The Contract can be purchased with the Rider as a Single or a Joint Life Guarantee. If the Contract Owner is a natural person, the Contract Owner must also be the Annuitant. The Joint Life Guarantee permits Joint Annuitants, but does not allow joint ownership of the Contract. The Joint Annuitant must be the Annuitant’s spouse and also the Contract Owner’s primary Beneficiary (unless the Rider is changed to a Single Life Guarantee before the Living Benefit Guarantee is exercised). You may purchase the Contract and the Rider as a Single Life Guarantee only if the Annuitant is between the ages of 45 and 80 on the Contract Date. The Joint Life Guarantee is available only if, on the Contract Date, the Annuitant is between the ages of 45 and 85 and the younger of the Annuitant and Joint Annuitant is between the ages of 45 and 80. Issue age is determined by Age Nearest Birthday. All features and benefits under the Joint Life Guarantee are measured using the age of the younger of the Annuitant and Joint Annuitant, and payable until the last survivor of the Annuitant and Joint Annuitant.

Important information to note about the Rider:

-	The Rider will be included when you purchase the Inflation Protector Variable Annuity. The Rider provides various benefits described in this prospectus and there is an additional charge for the Rider. If you do not wish to have the Rider attached to your Contract, you should consider a different product.

-	The Rider Charges are non-refundable, whether or not you take withdrawals while the Rider is in effect.

-	All withdrawals, including the withdrawals made while the Rider is in effect, reduce your Contract Value and death benefit.

-	All withdrawals, including the Free Withdrawal Amount, will be subject to the terms of the Rider. If the withdrawal amount is greater than the Free Withdrawal Amount (whether or not it is below the Guaranteed Annual Withdrawal Amount), contingent deferred sales charges will apply (See “Contingent Deferred Sales Charge” section of the prospectus for details) and any other applicable charges.

-	Your Contract is subject to limitations on your Subaccount allocations according to the terms of the Rider. The Company can change these limitations with 60 days prior notice to you, and may do so as a result of changes in the economic environment or for changes in the Subaccount options available under the Contract.

-	Excess Withdrawals may reduce future benefits by more than the dollar amount of the Excess Withdrawal, and may result in one or more of the following:

i)	a permanent reduction in your future Guaranteed Annual Withdrawal Amount;

ii)	termination of the Rider;

iii)	termination of the Contract.

To determine if your withdrawal would be considered an Excess Withdrawal and/or to find out what your Guaranteed Annual Withdrawal Amount would be after the Excess Withdrawal is taken, please contact Customer Service prior to requesting the withdrawal.

RIDER GLOSSARY

Deferral Phase:  The period prior to the exercise of withdrawals under the Living Benefit Guarantee (Standard or Lifetime Withdrawal Option).

Early Access Withdrawal Option:  An option which allows you to take withdrawals during the Deferral Phase which do not initiate the Withdrawal Phase.

Enhanced Death Benefit:  Enhancement to your Contract which provides for the payment of the Death Benefit Enhancement in addition to the Standard Death Benefit.

Excess Withdrawal:  Any withdrawal during the Withdrawal Phase in excess of the Guaranteed Annual Withdrawal Amount.

Guaranteed Annual Withdrawal Amount:  The guaranteed annual amount you may withdraw under the Rider based on the applicable Living Benefit Guarantee Withdrawal Option.

Inflation Factor:  The percentage growth applied to the average Withdrawal Benefit Base to determine the Inflation Increase.

Inflation Increase:  The dollar amount added to the Withdrawal Benefit Base on Contract Anniversary due to changes in inflation.

Inflation Increase Period:  The period for which the Inflation Increases apply under the Lifetime Withdrawal Option.

Joint Annuitant:  Person other than the Annuitant (as designated in the Contract) on whose age/lifetime the features and benefits of the Rider are also based.

Lifetime Withdrawal Option:  The Living Benefit Guarantee Withdrawal Option available once the Annuitant, or younger of Annuitant and Joint Annuitant if Joint Life Guarantee, reaches age 64  1/2.

Lifetime Withdrawal Rate:  The percentage applied to the Withdrawal Benefit Base to determine the Guaranteed Annual Withdrawal Amount under the Lifetime Withdrawal Option.

Standard Annual Reduction:  The maximum amount by which the Standard Withdrawal Benefit Balance will decline under the Standard Withdrawal Option if annual withdrawals do not exceed the Guaranteed Annual Withdrawal Amount.

Standard Withdrawal Benefit Balance:  The guaranteed benefit amount remaining under the Standard Withdrawal Option of the Living Benefit Guarantee.

Standard Withdrawal Option:  The Living Benefit Guarantee Withdrawal Option available while the Annuitant, or younger of Annuitant and Joint Annuitant if Joint Life Guarantee, is between the ages of 59  1/2 and 64  1/2 in the Deferral Phase.

Standard Withdrawal Rate:  The percentage applied to the Withdrawal Benefit Base to determine the Guaranteed Annual Withdrawal Amount under the Standard Withdrawal Option.

Step-Up:  An increase in the Withdrawal Benefit Base or the Enhanced Death Benefit Base to an amount equal to 100% of the Contract Value, determined on Contract Anniversary (after the Inflation Increase has been applied).

Withdrawal Benefit Base:  The amount used to determine the Guaranteed Annual Withdrawal Amount under the Living Benefit Guarantee.

Withdrawal Phase:  The period during which withdrawals are taken under the Living Benefit Guarantee (Standard or Lifetime Withdrawal Option).

Contract Phases under the Rider

The Rider has two phases, the Deferral Phase and the Withdrawal Phase. These phases are independent of the Accumulation Period and Annuity Payout Period of your Contract.

The Annuity Payout Period may begin under certain conditions of the Rider and may be payable at the Guaranteed Annual Withdrawal Amount according to the Rider. For further information, please see “What Happens if my Withdrawal Benefit Base or my Contract Value Reduces to Zero?” and “What Happens on the Annuity Date?”

I	Deferral Phase

The period prior to the exercise of withdrawals under the Living Benefit Guarantee is called the Deferral Phase. The Deferral Phase begins on the Contract Date and continues until the earliest of the following:

(a)

Living Benefit Guarantee is exercised (not available before age 59  1/2 is attained by the Annuitant or the younger of the Annuitant and Joint Annuitant for a Joint Life Guarantee — please see “Withdrawal Phase — Living Benefit Guarantee” section for more details),

(b)	Actual Age 95 is attained by the Annuitant or the younger of the Annuitant and Joint Annuitant for Joint Life Guarantee and the Contract enters the Annuity Payout Period (please see “What Happens on the Annuity Date?” section for more details),

(c)	Contract Value is reduced to zero (please see “What Happens if my Withdrawal Benefit Base or my Contract Value Reduces to Zero?” section for more details).

II	Withdrawal Phase

The period during which withdrawals are taken under the Living Benefit Guarantee is called the Withdrawal Phase. The Withdrawal Phase begins when the Living Benefit Guarantee is exercised and may occur during the Accumulation Period of the Contract prior to beginning the Annuity Payout Period. Depending on the age of the Annuitant (younger Annuitant if there is a Joint Life Guarantee) at the time the Living Benefit Guarantee is exercised, you will receive either the Standard Withdrawal Option or the Lifetime Withdrawal Option. If you wait until the age of 59  1/2, you will be eligible for a Standard Withdrawal Option. If you wait until the age of 64  1/2, you will become eligible for a Lifetime Withdrawal Option.

Available Withdrawal Options under the Rider

In the Deferral Phase of the Rider and prior to the Annuity Payout Period of the Contract, withdrawals may be taken that do not initiate the Withdrawal Phase of the Rider. This is called the Early Access Withdrawal Option. Please see “Deferral Phase — Early Access Withdrawal Option” for details.

In the Withdrawal Phase, withdrawals may be taken through one of the Living Benefit Guarantee Withdrawal Options: the Standard Withdrawal Option or the Lifetime Withdrawal Option. The available Living Benefit Guarantee Withdrawal Option depends on the age of Annuitant (younger of the Annuitant and the Joint Annuitant, if Joint Life Guarantee). Please see “Withdrawal Phase — Living Benefit Guarantee” for details.

Regardless of the Contract Phase, surrender charges will apply if withdrawals exceed the Contract’s annual Free Withdrawal Amount. Surrender charges are not a fixed amount. Please see What Charges Do I Pay? — Contingent Deferred Sales Charge for details.

Withdrawal Benefit Base

The Withdrawal Benefit Base is the amount used to determine the value of the Guaranteed Annual Withdrawal Amount under the Living Benefit Guarantee. It can grow due to an Inflation Increase, Step-Ups, or Subsequent Purchase Payments and decreases for Early Access Withdrawals taken in the Deferral Phase. In the Withdrawal Phase, the Withdrawal Benefit Base is used to determine the Guaranteed Annual Withdrawal Amount.

How is the Withdrawal Benefit Base determined?

On the Contract Date, the Withdrawal Benefit Base is equal to the Initial Purchase Payment received.

After the Contract Date, the value of the Withdrawal Benefit Base is determined based on the Contract Phase.

In the Deferral Phase, the Withdrawal Benefit Base increases dollar-for-dollar with each Purchase Payment. Each year on the Contract Anniversary until age 95 (younger of the Annuitant and the Joint Annuitant, if Joint Life Guarantee), an Inflation Increase will be credited to the Withdrawal Benefit Base, followed by evaluation of a Step-Up opportunity (see below for details on the Inflation Increase calculation and Step-Up evaluation).

At the time the Living Benefit Guarantee Withdrawal Option is exercised, if the Contract Value is greater than the Withdrawal Benefit Base, then the Withdrawal Benefit Base will be set equal to the Contract Value. The Guaranteed Annual Withdrawal Amount and/or the Standard Annual Reduction will be calculated based on the Withdrawal Benefit Base at that time.

In the Withdrawal Phase, the Withdrawal Benefit Base is determined based on the Living Benefit Guarantee Withdrawal Option exercised.

Withdrawal Benefit Base with Standard Withdrawal Option

In the Withdrawal Phase under the Standard Withdrawal Option, each year (on the Contract Anniversary), an Inflation Increase may be credited to the Withdrawal Benefit Base, followed by evaluation for a Step-Up opportunity (Step-Ups apply through age 95).

Withdrawal Benefit Base with Lifetime Withdrawal Option

In the Withdrawal Phase under the Lifetime Withdrawal Option, each year (on the Contract Anniversary), an Inflation Increase may be credited to the Withdrawal Benefit Base until the Inflation Increase Period expires, followed by evaluation for a Step-Up opportunity (Step-Ups apply through age 95).

How is the Withdrawal Benefit Base adjusted for Subsequent Purchase Payments?

During the Deferral Phase, Withdrawal Benefit Base increases dollar-for-dollar with each Purchase Payment. During the Withdrawal Phase, the Withdrawal Benefit Base does not increase for Subsequent Purchase Payments.

Inflation Increase to Withdrawal Benefit Base.

On each Contract Anniversary, if the Withdrawal Benefit Base is greater than zero, the Company may credit an Inflation Increase to the Withdrawal Benefit Base. The Inflation Increase equals the Inflation Factor multiplied by the average Withdrawal Benefit Base.

Inflation Factor.  Inflation Factor is calculated based on the non-seasonally adjusted Consumer Price Index for All Urban Consumers (CPI-U). If this index is discontinued or a new index series is established on a different basis, the Company may establish a new basis for determining the Inflation Factor. The Contract Owner will be given at least 90 days notice prior to any such change.

CPI-U.  The Consumer Price Index for All Urban Consumers (CPI-U) is published monthly by the Bureau of Labor Statistics of the U.S. Department of Labor on a one-month lag. The Consumer Price Index is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. It represents about 87% of the total U.S. population, counting almost all residents of urban and metropolitan areas. The CPI-U, or “headline inflation,” is the most comprehensive and widely used inflation measurement. Unlike the widely utilized core inflation, CPI-U includes goods with high price volatility such as food and energy.

The Inflation Factor applicable to your Contract on your Contract Anniversary is determined at the beginning of the calendar month that contains your Contract Anniversary. It is determined according to the formula below such that the Inflation Factor for a Contract Anniversary that occurs in the month of March will use the CPI-U value from the month of January of the current year, published in February, and the CPI-U value from the month of January of the prior year, published in February of the prior year, for (1) and (2) under (a) below.

The Inflation Factor equals the ratio of (a) to (b), where:

(a)	is the difference between (1) and (2), where:

(1)	is the CPI-U released in the previous month (most recent release); and

(2)	is the CPI-U released twelve months prior to the most recent release; and

(b)	is the CPI-U released twelve months prior to the most recent release.

The resulting Inflation Factor will be rounded to 4 decimal points, and will never be less than 0.00% or more than 6.00%.

Average Withdrawal Benefit Base.  Average Withdrawal Benefit Base is used to calculate the annual Inflation Increase. Average Withdrawal Benefit Base is the average monthly value of the Withdrawal Benefit Base over the previous twelve months.

Inflation Increase Period (Lifetime Withdrawal Option only).  In the Withdrawal Phase, under the Lifetime Withdrawal Option, Inflation Increases are only available until the Inflation Increase Period expires. The Inflation Increase Period will continue for as long as your Contract Value is greater than zero prior to age 95. If, at some point, your Contract Value goes to zero, the Inflation Increase Period will expire on the earlier of (1) and (2) where:

(1)	is Actual Age 95 of the Annuitant (younger of the Annuitant and the Joint Annuitant, if Joint Life Guarantee), and

(2)	is the 20th Contract Anniversary since the later of (a) and (b) where

(a)	is the Contract Year in which the lifetime withdrawals began, and

(b)	is the most recent Step-Up.

Inflation Increases are not limited under the Standard Withdrawal Option.

Automatic Annual Step-Up of Withdrawal Benefit Base

On each Contract Anniversary until age 95, after the Inflation Increase has been applied, your Withdrawal Benefit Base will be evaluated for Step-Up opportunity. At this time, if the Contract Value is greater than the Withdrawal Benefit Base (after Inflation Increase), then the Withdrawal Benefit Base will automatically be increased to the Contract Value. In addition, the Guaranteed Annual Withdrawal Amount will increase by the same percentage as the Withdrawal Benefit Base, unless the Lifetime Withdrawal Rate is also increased under the Lifetime Withdrawal Option (see Lifetime Withdrawal Rates after Step-Up under “Lifetime Withdrawal Option” below). Under the Standard Withdrawal Option, the Standard Annual Reduction will be reset to the Standard Withdrawal Rate multiplied by the Withdrawal Benefit Base after the Step-Up.

Additional Notes for the Withdrawal Benefit Base

The Rider Charge is expressed as an annual percentage of the Withdrawal Benefit Base. If the Withdrawal Benefit Base increases, the dollar amount of the Rider Charge will also increase.

The Withdrawal Benefit Base is a reference amount only, cannot be withdrawn in a lump sum, and is not payable as a death benefit.

Deferral Phase — Early Access Withdrawal Option

Withdrawal Option in the Deferral Phase

You are permitted to take a withdrawal during the Deferral Phase of the Rider under the Early Access Withdrawal Option. Such a withdrawal does not initiate the Living Benefit Guarantee. To keep the Contract in the Deferral Phase, at the time the withdrawal is requested, you must indicate to the Company that you are requesting an Early Access Withdrawal and that you do not wish to enter the Withdrawal Phase.

Important Note:  If you do not indicate that you are requesting to remain in the Deferral Phase by utilizing the Early Access Withdrawal Option, and you have reached the age of 59  1/2 (younger of the Annuitant and the Joint Annuitant, if Joint Life Guarantee), your Living Benefit Guarantee will be exercised, and the Contract will move into the Withdrawal Phase.

Withdrawal in the Deferral Phase before age 59   1/2.  By default, if a withdrawal is requested before age 59  1/2 (younger of the Annuitant and the Joint Annuitant, if Joint Life Guarantee), it will be treated as an Early Access Withdrawal, which can be taken as a one-time distribution or systematically, and the Contract will remain in the Deferral Phase. If the withdrawals are set up systematically, the Contract will remain in the Deferral Phase until the request is received by the Company with instructions to enter the Withdrawal Phase and to exercise an available Living Benefit Guarantee Withdrawal Option. There may be tax implications to taking withdrawals prior to age 59  1/2. See FEDERAL INCOME TAX CONSIDERATIONS in this prospectus for more information.

Withdrawal in the Deferral Phase and Section 72 (q) or 72 (t) Distributions

If you wish to take withdrawals under the IRS Code sections 72(q) or 72 (t) (prior to age 59  1/2), you may do so systematically and each withdrawal will be treated as an Early Access Withdrawal. The Contract will remain in the Deferral Phase.

Withdrawal in the Deferral Phase after age 59   1/2.  By default, if you request a withdrawal after the age of 59  1/2 (younger of the Annuitant and the Joint Annuitant, if Joint Life Guarantee), your Living Benefit Guarantee will be exercised, and the Contract will move into the Withdrawal Phase. If you wish to remain in the Deferral Phase, you must indicate to the Company that you are requesting to take an Early Access Withdrawal, which can be taken as a one-time distribution or systematically. If you request to receive an Early Access Withdrawal systematically, your Contract will remain in the Deferral Phase until you send us a request with instructions to enter the Withdrawal Phase and exercise the Living Benefit Guarantee Withdrawal Option available to you (Standard or Lifetime Withdrawal Option).

Impact of Early Access Withdrawal on Withdrawal Benefit Base:

Withdrawals in the Deferral Phase reduce the Withdrawal Benefit Base by the greater of (a) and (b) where:

(a)	is the withdrawal amount

(b)	is the withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Withdrawal Benefit Base just prior to the withdrawal

(2)	is the Contract Value just prior to the withdrawal

Withdrawal Phase – Living Benefit Guarantee

Living Benefit Guarantee

If the Annuitant (or the younger of the Annuitant and the Joint Annuitant, if Joint Life Guarantee) has reached the age of 59  1/2, you may exercise your Living Benefit Guarantee and enter the Withdrawal Phase. Your Living Benefit Guarantee provides for a Guaranteed Annual Withdrawal Amount, which is adjusted for inflation and Contract Value growth. Depending on the age at which you enter the Withdrawal Phase, payment can be received either until the Standard Withdrawal Benefit Balance is depleted or for the Annuitant’s lifetime (for the lifetime of the last surviving Annuitant for a Joint Life Guarantee).

Withdrawal Options under the Living Benefit Guarantee

There are two Living Benefit Guarantee Withdrawal Options in the Withdrawal Phase: the Standard Withdrawal Option and the Lifetime Withdrawal Option.

The Actual Age of the Annuitant (referred to as “age” later in this section), or the younger of the Annuitant or Joint Annuitant if Joint Life Guarantee, at the time you enter the Withdrawal Phase determines whether you receive the Standard or the Lifetime Withdrawal Option.

Standard Withdrawal Option is only available if the age at the time you enter the Withdrawal Phase is greater than or equal to 59  1/2 but less than 64  1/2 (younger of the Annuitant and the Joint Annuitant, if Joint Life Guarantee). If you start withdrawals between the ages of 59  1/2 and 64  1/2, you will automatically be entered into the Standard Withdrawal Option.

Lifetime Withdrawal Option is only available if the age at the time you enter the Withdrawal Phase is greater than or equal to 64  1/2 (younger of the Annuitant and the Joint Annuitant, if Joint Life Guarantee). If you start withdrawals after the age of 64  1/2, you will automatically be entered into the Lifetime Withdrawal Option.

Standard Withdrawal Option

Under the Standard Withdrawal Option, the Company guarantees withdrawals up to the Guaranteed Annual Withdrawal Amount until the Standard Withdrawal Benefit Balance is depleted. Termination of the Rider or the Contract will result in termination of payments under this guarantee (please refer to “Rider Termination” section for more details).

The Standard Withdrawal Option does not provide a lifetime benefit. The Standard Withdrawal Benefit Balance cannot be withdrawn in a lump sum and is not payable as a death benefit.

Guaranteed Annual Withdrawal Amount.  You may take withdrawals annually up to the Guaranteed Annual Withdrawal Amount, which is equal to the Standard Withdrawal Rate multiplied by the Withdrawal Benefit Base. Your Guaranteed Annual Withdrawal Amount may increase each year when the Withdrawal Benefit Base receives an Inflation Increase.

Standard Withdrawal Rate.  The Standard Withdrawal Rate is used to determine the Guaranteed Annual Withdrawal Amount. The current Standard Withdrawal Rate is 5% and will remain the same for the life of your Contract. The number of years your Living Benefit Guarantee will last is determined by the Standard Withdrawal Rate. For example, under the current Standard Withdrawal Rate of 5%, your Living Benefit Guarantee will last for at least 20 years, assuming you do not take Excess Withdrawals in any Contract Year.

Standard Withdrawal Benefit Balance.  The Standard Withdrawal Benefit Balance is established at the time you enter the Withdrawal Phase under the Standard Withdrawal Option, and is set equal to the Withdrawal Benefit Base at this time. Withdrawals can be taken up to the Guaranteed Annual Withdrawal Amount until the Standard Withdrawal Benefit Balance is depleted. However, even if the Guaranteed Annual Withdrawal Amount is increased due to an Inflation Increase to the Withdrawal Benefit Base, any withdrawals in a year greater than the Standard Annual Reduction, as described below, but less than the Guaranteed Annual Withdrawal Amount, will not reduce the Standard Withdrawal Benefit Balance. This ensures that increasing Guaranteed Annual Withdrawal Amounts due to inflation do not adversely affect the guarantee.

Standard Annual Reduction.  The Standard Annual Reduction is the maximum amount by which the Standard Withdrawal Benefit Balance is reduced when a withdrawal up to the Guaranteed Annual Withdrawal Amount is taken. The Standard Annual Reduction is established at the time you enter the Withdrawal Phase under the Standard Withdrawal Option. At this time, it is set equal to the Standard Withdrawal Rate multiplied by the Withdrawal Benefit Base and will initially be equal to the Guaranteed Annual Withdrawal Amount. While the Guaranteed Annual Withdrawal Amount may increase thereafter as a result of any Inflation Increases, the Standard Annual Reduction will not. The Standard Annual Reduction will increase upon Step-Up of the Withdrawal Benefit Base to the Contract Value on any subsequent Contract Anniversary, and may decrease as a result of Excess Withdrawals.

Effects of Withdrawals on Standard Withdrawal Benefit Balance.  During each Contract Year, your Standard Withdrawal Benefit Balance will be reduced for withdrawals as follows:

-	For as long as cumulative withdrawals in the Contract Year are less than or equal to the Standard Annual Reduction, the Standard Withdrawal Benefit Balance will be reduced dollar-for-dollar for the withdrawal amount taken, up to the Standard Annual Reduction. Please refer to Example 2 in Appendix A: Scenario 1 – Contract Months 1 through 5.

-	The Standard Withdrawal Benefit Balance will not be reduced for amounts withdrawn in excess of the Standard Annual Reduction when cumulative withdrawals in the Contract Year exceed the Standard Annual Reduction but are less than or equal to the Guaranteed Annual Withdrawal Amount. Please refer to Example 2 in Appendix A: Scenario 1 – Contract Months 6 through 10.

-	If cumulative withdrawals in the Contract Year exceed the Guaranteed Annual Withdrawal Amount, the Standard Withdrawal Benefit Balance will be reduced as outlined below for any Excess Withdrawals at the time the Excess Withdrawal is taken. Please refer to Example 2 in Appendix A: Scenario 1 – Contract Months 11 and 12.

Excess Withdrawal Amount, as applicable to any individual withdrawal, is calculated as follows:

Excess Withdrawal Amount = Total Withdrawal — remaining portion of the Guaranteed Annual Withdrawal Amount

Effects of Excess Withdrawals on Standard Withdrawal Benefit Balance.  At any time an Excess Withdrawal is taken, your Standard Withdrawal Benefit Balance will be reduced by the greater of (a) and (b) where:

(a)	is the Excess Withdrawal Amount,

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) and (2) where:

(1)	is the difference between (i) and (ii) where:

(i)	is the Standard Withdrawal Benefit Balance just prior to the withdrawal, and

(ii)	is the remaining portion of Standard Annual Reduction

(2)	is the difference between (i) and (ii) where:

(i)	is the Contract Value just prior to the withdrawal, and

(ii)	is the remaining portion of Guaranteed Annual Withdrawal Amount

Effects of Withdrawals on Withdrawal Benefit Base.  During each Contract Year, your Withdrawal Benefit Base will be reduced for withdrawals as follows:

-	Withdrawal Benefit Base will not be reduced when cumulative withdrawals in a Contract Year are less than or equal to the Guaranteed Annual Withdrawal Amount,

-	Withdrawal Benefit Base will be reduced proportionately for any Excess Withdrawals.

Effects of Excess Withdrawals on Withdrawal Benefit Base.  At any time an Excess Withdrawal is taken, your Withdrawal Benefit Base will be reduced by the greater of (a) and (b) where:

(a)	is the Excess Withdrawal Amount,

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) and (2) where:

(1)	is the Withdrawal Benefit Base just prior to the Withdrawal, and

(2)	is the difference between (i) and (ii) where:

(i)	is the Contract Value just prior to the Withdrawal, and

(ii)	is the remaining portion of the Guaranteed Annual Withdrawal Amount

If the Withdrawal Benefit Base is reduced by an Excess Withdrawal, your Guaranteed Annual Withdrawal Amount will be reduced on the next Contract Anniversary.

Example:   See Example 2 in Appendix A for an Excess Withdrawal example.

Standard Withdrawal Benefit Balance Less Than Standard Annual Reduction.  Your Guaranteed Annual Withdrawal Amount is recalculated every Contract Anniversary as the Standard Withdrawal Rate multiplied by the Withdrawal Benefit Base. In the final year the guarantee is active (i.e. Standard Withdrawal Benefit Balance will reduce to zero by the end of the year as a result of withdrawals), a reduction to the Guaranteed Annual Withdrawal Amount may apply. This reduction is applicable if, at Contract Anniversary, your Standard Withdrawal Benefit Balance is less than Standard Annual Reduction, and is calculated according to the following process:

1)	Every Contract Anniversary, your Standard Withdrawal Benefit Balance is compared to the Standard Annual Reduction. If, at the start of any Contract Year, the Standard Withdrawal Benefit Balance is less than the Standard Annual Reduction, you may be entering the final year of the guarantee, and your Guaranteed Annual Withdrawal Amount will be reduced.

2)	The reduction to the Guaranteed Annual Withdrawal Amount is determined by the Guaranteed Annual Withdrawal Amount Reduction Factor, which is equal to the ratio of the Standard Withdrawal Benefit Balance at the start of the final year of the guarantee to the Standard Annual Reduction at the start of the final year of the guarantee.

3)	The reduced Guaranteed Annual Withdrawal Amount in the final year of the guarantee is determined by multiplying the original Guaranteed Annual Withdrawal Amount by the Guaranteed Annual Withdrawal Amount Reduction Factor.

Example:  See Example 3 in Appendix A for a calculation of the Guaranteed Annual Withdrawal Amount in the final year.

What happens when the Standard Withdrawal Benefit Balance is depleted?

On the Contract Anniversary following the depletion of the Standard Withdrawal Benefit Balance, if there is still Contract Value, the Withdrawal Benefit Base will be reset to the Contract Value, the Standard Withdrawal Benefit Balance will be re-established, and the Standard Withdrawal Option Guarantee will restart at a new Guaranteed Annual Withdrawal Amount. If you do not wish to restart the guarantee, you may notify us in writing that you wish to terminate the Rider (please see additional information under “Rider Termination”). If there is no Contract Value remaining, the Contract will terminate.

Lifetime Withdrawal Option

Under the Lifetime Withdrawal Option, the Company guarantees withdrawals up to the Guaranteed Annual Withdrawal Amount for the lifetime of the Annuitant or the Joint Annuitant (if a Joint Life Guarantee). Termination of the Rider or the Contract will result in termination of payments under this guarantee (please refer to “Rider Termination” section for more details).

Guaranteed Annual Withdrawal Amount.  You may take withdrawals annually up to the Guaranteed Annual Withdrawal Amount, which is equal to the Lifetime Withdrawal Rate multiplied by the Withdrawal Benefit Base.

If the Guaranteed Annual Withdrawal Amount is greater than the Free Withdrawal Amount, we will apply contingent deferred sales charges (See “Contingent Deferred Sales Charge” section of the prospectus for details) and any other applicable charges.

Lifetime Withdrawal Rate.  The Lifetime Withdrawal Rate is the sum of the Base Age-Banded Lifetime Withdrawal Rate (shown in the table below) and the Effective Waiting Bonus (see calculation below) if applicable. For a Single Life Guarantee, the Base Age-Banded Lifetime Withdrawal Rate is determined by the Actual Age of the Annuitant at the time you exercise the Living Benefit Guarantee. For a Joint Life Guarantee, the Base Age-Banded Lifetime Withdrawal Rate is based on the Actual Age of the younger of the Annuitant or Joint Annuitant at the time you exercise the Living Benefit Guarantee (referred to as “age” or “Actual Age” in the section below).

Age-Banded Lifetime Withdrawal Rates:

Actual Age at the start of Withdrawal Phase	Base Age-Banded Lifetime Withdrawal Rate
64 1 /2 - 69 1/2	4.0%
69 1 /2 - 74 1/2	4.5%
74 1 /2 +	5.0%

Waiting Bonus.  Your Lifetime Withdrawal Rate will be increased by a Waiting Bonus if you wait a certain number of years from the time you purchase the Contract to the time you exercise the Lifetime Withdrawal Option (age 64  1/2 or older) under the Rider. A Waiting Bonus will be added to the Base Age-Banded Lifetime Withdrawal Rate based on the age of the Contract at the time you exercise the Lifetime Withdrawal Option.

Contract Year at the start of Withdrawal Phase	Base Waiting Bonus
0-5	0.00%
6-10	0.50%
11 and later	1.00%

Since the Waiting Bonus is an incentive to delay exercising the Lifetime Withdrawal Option after you make Purchase Payments into the Contract, the Waiting Bonus (shown in the table above by Contract Year) may be reduced if any additional Purchase Payments are made after the Contract Date but before entering the Withdrawal Phase.

Effective Waiting Bonus.  The Effective Waiting Bonus is the Base Waiting Bonus proportionately reduced for Purchase Payment age by multiplying by the reduction factor. The reduction factor is the ratio of (a) to (b) where:

(a)	is the sum of weighted Purchase Payments, and

(b)	is the sum of total Purchase Payments.

Each weighted Purchase Payment is determined by multiplying the Purchase Payment amount by the following ratio:

~	If the Contract has been in force for at least 5 years but less than 10 years, the ratio is: (Years since Purchase Payment, capped at 5) / 5

~	If the Contract has been in force for at least 10 years, the ratio is: (Years since Purchase Payment, capped at 10) / 10

Example:  See Example 4 in Appendix A for the calculation of the Lifetime Withdrawal Rate and the Effective Waiting Bonus.

Electing an Early Access Withdrawal Option during the Deferral Phase does not impact the Waiting Bonus period.

Lifetime Withdrawal Rates after Step-Up. If a Step-Up occurs during the Withdrawal Phase under the Lifetime Withdrawal Option, the Contract is eligible to receive the Base Age-Banded Lifetime Withdrawal Rate for the current age. The Effective Waiting Bonus (established at first Lifetime Withdrawal) would be added to the new Base Age-Banded Lifetime Withdrawal Rate. It would NOT be recalculated at that time for any additional time elapsed since Purchase Payments were made.

Example: Contract is purchased at age 59; withdrawals start at age 65 at a Base Age-Banded Lifetime Withdrawal Rate of 4.0% with a 0.50% Effective Waiting Bonus, or 4.5%. Step-Up occurs at age 70; the new Lifetime Withdrawal Rate is 4.5% plus 0.50% Effective Waiting Bonus, or 5.0%.

Effect of Withdrawal less than Guaranteed Annual Withdrawal Amount. If you elect to take less than or none of the Guaranteed Annual Withdrawal Amount in any given Contract Year, the Guaranteed Annual Withdrawal Amount is not increased in subsequent Contract Years for the amount not taken. You cannot carry over any unused Guaranteed Annual Withdrawal Amounts to any future Contract Years. If your total withdrawals in a Contract Year do not exceed the Guaranteed Annual Withdrawal Amount, the Withdrawal Benefit Base will not be reduced. The Withdrawal Benefit Base remains equal to the Withdrawal Benefit Base just prior to the withdrawal.

Example: Suppose that the Guaranteed Annual Withdrawal Amount is $1,000 and you withdraw $500 during the current Contract Year. The Guaranteed Annual Withdrawal Amount will not increase by $500 in the next Contract Year or in any future Contract Year.

Effect of Withdrawal more than Guaranteed Annual Withdrawal Amount. In each Contract Year, when there is Contract Value remaining, you may withdraw more than the Guaranteed Annual Withdrawal Amount in effect at the time of the withdrawal request, up to the current Contract Value. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Withdrawal Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Withdrawal Benefit Base by more than the dollar amount of your Excess Withdrawal. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Withdrawal Amount.

Excess Withdrawal Amount = Total Withdrawal — remaining portion of the Guaranteed Annual Withdrawal Amount (prior to the withdrawal)

Excess Withdrawals reduce the Withdrawal Benefit Base by the greater of (a) and (b) where:

(a)	is the Excess Withdrawal Amount

(b)	is the Excess Withdrawal Amount multiplied by the ratio of (1) and (2) where:

(1)	is the Withdrawal Benefit Base just prior to the Excess Withdrawal, and

(2)	is the Contract Value prior to withdrawal less the remaining portion of Guaranteed Annual Withdrawal Amount (prior to the withdrawal).

Your Guaranteed Annual Withdrawal Amount will be reduced on the Contract Anniversary following your Excess Withdrawal.

Example: See Example 5 in Appendix A.

Investment Options Under the Rider

Upon entering the Withdrawal Phase of the Rider, you will be subject to limitations and restrictions on your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts. We reserve the right to add or change limitations in the future, as well as to enforce limitations and restrictions in the Deferral Phase.

If you terminate the Rider, you will no longer be subject to these limitations and restrictions.

The list of Subaccounts available as investment options in the Withdrawal Phase of the Rider is limited. This list is subject to change, and you will be notified 60 days prior to any such change. The restrictions in place allow you to allocate your Purchase Payments to, and make transfers between, the following Subaccounts only:

Penn Series Funds, Inc.	Sub-adviser
Money Market Fund	Independence Capital Management, Inc.
Limited Maturity Bond Fund	Independence Capital Management, Inc.
Quality Bond Fund	Independence Capital Management, Inc.
High Yield Bond Fund	T. Rowe Price Associates, Inc.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Balanced Fund	Independence Capital Management, Inc.
Index 500 Fund	SSgA Funds Management, Inc.
Small Cap Index Fund	SSgA Funds Management, Inc.
Developed International Index Fund	SSgA Funds Management, Inc.
Aggressive Allocation Fund	Independence Capital Management, Inc.
Moderately Aggressive Allocation Fund	Independence Capital Management, Inc.
Moderate Allocation Fund	Independence Capital Management, Inc.
Moderately Conservative Allocation Fund	Independence Capital Management, Inc.
Conservative Allocation Fund	Independence Capital Management, Inc.

You may continue to allocate Purchase Payments and make transfers to any available Fixed Interest Accounts. Purchase Payments or transfers directed to the Subaccounts that are not listed above will not be accepted.

Investment limitations and restrictions will be effective on the day the Contract enters the Withdrawal Phase. Once the investment allocation restrictions become effective, you must indicate a new allocation that satisfies the investment restrictions. If no indication is provided, any funds remaining in restricted Subaccounts will be moved to the Money Market Fund. You may specify a new allocation among Subaccounts on this list at any time.

Any change to investment options, limitations, or restrictions will be communicated to the Contract Owner 60 days prior to the date such change becomes effective.

If you attempt to allocate to Subaccounts which are not on this list, or if you do not specify a change to your allocations when you enter the Withdrawal Phase, the Company will move the funds from Subaccounts which are not on the list to the Money Market Fund.

Required Minimum Distributions (RMDs).

If you are obligated to take the Required Minimum Distributions (subject to IRS enforcement rules), and your Contract has been in effect through at least one calendar year-end, you can elect Required Minimum Distribution (RMD) withdrawals. The Company will automatically calculate your distribution. You may elect to take your distributions as a one-time or systematic withdrawal.

RMD in Deferral Phase.  In order to receive the RMDs from this Contract in the Deferral Phase without initiating the Living Benefit Guarantee, the Company must receive the request to take RMDs as withdrawals that do not initiate the Withdrawal Phase. The Contract will then remain in the Deferral Phase, and each RMD will be treated as an Early Access Withdrawal and reduce the Withdrawal Benefit Base as outlined under the “Withdrawal Benefit Base” section above.

RMD in Withdrawal Phase.  RMD withdrawals in the Withdrawal Phase are subject to more favorable Excess Withdrawal treatment. Such treatment is contingent on your acceptance of the Company’s calculations of the RMD amounts, and RMD calculations will be limited to this Contract only.

If you entered the Withdrawal Phase under the Standard Withdrawal Option, upon receiving the written notification of the election of RMD withdrawals, the benefit will be treated as follows:

~	Every Contract Year the Guaranteed Annual Withdrawal Amount will be calculated as outlined above for the applicable Living Benefit Guarantee Withdrawal Option. This amount will not be changed based on the RMD requirement.

~	If the RMD amount is greater than the Guaranteed Annual Withdrawal Amount:

•	Standard Withdrawal Benefit Balance will be reduced dollar-for-dollar for withdrawals greater than Guaranteed Annual Withdrawal Amount but less than or equal to RMD;

•	Withdrawal Benefit Base will not be reduced for withdrawals up to the RMD amount;

•	Withdrawals in excess of RMD amount will be treated as Excess Withdrawals.

If you entered the Withdrawal Phase under the Lifetime Withdrawal Option, upon receiving the written notification of the election of RMD withdrawals, the benefit will be treated as follows:

~	Every Contract Year the Guaranteed Annual Withdrawal Amount will be calculated as outlined above for the applicable Living Benefit Guarantee Withdrawal Option. This amount will not be changed based on the RMD requirement.

~	If the RMD amount is greater than the Guaranteed Annual Withdrawal Amount:

•	Withdrawal Benefit Base will not be reduced for withdrawals up to the RMD amount;

•	Withdrawals in excess of RMD Amount will be treated as Excess Withdrawals.

Under both Living Benefit Guarantee Withdrawal Options, if you elect to receive RMD withdrawals and the RMD amount is less than the Guaranteed Annual Withdrawal Amount, you will receive the RMD amount.

If your RMD amount exceeds your Guaranteed Annual Withdrawal Amount, you will have to withdraw more than the Guaranteed Annual Withdrawal Amount to avoid imposition of a 50% excise tax. RMD amounts may include a percentage of the value of all benefits under the Contract, which may include the value of the Death Benefit Enhancement and other Contract provisions such as the Rider itself. Required Minimum Distributions from an IRA are always taxable.

What Happens if my Withdrawal Benefit Base or my Contract Value Reduces to Zero?

Effect of Withdrawal Benefit Base reducing to zero.  If the Withdrawal Benefit Base goes to zero, and the Contract Value is greater than zero, the Withdrawal Benefit Base will be reset to the Contract Value on the next Contract Anniversary, unless the Contract Owner sends a written notice to the Company requesting to terminate the Rider. Upon this reset, the Guaranteed Annual Withdrawal Amount will be recalculated, and the guarantee will continue based on recalculated values. If the Withdrawal Benefit Base goes to zero, and the Contract Value also goes to zero, the Contract will be terminated.

Effect of Contract Value reducing to zero.  If the Contract Value is reduced to zero and any benefits are due under either of the Living Benefit Guarantee Withdrawal Options, payments will continue annually according to the guarantee as described below. No Subsequent Purchase Payments will be accepted once the Contract Value is reduced to zero.

If the Contract Value goes to zero in the Deferral Phase:

~	If the Withdrawal Benefit Base is greater than zero and you are eligible for a Living Benefit Guarantee Withdrawal Option, the Contract will be annuitized. The Guaranteed Annual Withdrawal Amount will be determined by the Withdrawal Benefit Base at the time of Annuitization and either the Standard Withdrawal Rate or the Lifetime Withdrawal Rate, as applicable for the Living Benefit Guarantee Withdrawal Option available to you depending on your age (younger of the Annuitant and the Joint Annuitant, if Joint Life Guarantee); Inflation Increases will no longer apply.

~	If the Withdrawal Benefit Base is greater than zero but you are not eligible for a Living Benefit Guarantee Withdrawal Option, the Contract will be terminated.

~	If the Withdrawal Benefit Base also goes to zero, the Contract will be terminated.

If the Contract Value goes to zero in the Withdrawal Phase:

~	If the Standard Withdrawal Benefit Balance under the Standard Withdrawal Option is greater than zero, the Contract will be annuitized at the Guaranteed Annual Withdrawal Amount using the Withdrawal Benefit Base at the time of Annuitization and the Standard Withdrawal Rate. Inflation Increases will still apply. This amount will be payable annually for the Standard Withdrawal Period Remaining or for Annuitant’s Lifetime (last survivor if Joint), whichever ends earlier. Standard Withdrawal Period Remaining is based on the ratio of Standard Withdrawal Benefit Balance to Standard Annual Reduction at the time of Annuitization, rounded up to the next integer.

Example.  If your Withdrawal Balance is $20,000, and your Annual Reduction is $6,000, the Standard Withdrawal Period Remaining will be equal to 4 years: $20,000/$6,000 = 3.33 (rounded up to 4). CPI Increases will still apply after Annuitization.

~	If the Withdrawal Benefit Base under the Lifetime Withdrawal Option is greater than zero, the Contract will be annuitized at the Guaranteed Annual Withdrawal Amount using the Withdrawal Benefit Base at the time of Annuitization and the Lifetime Withdrawal Rate. Payments will continue for the Annuitant’s Lifetime, and Inflation Increases will apply until the end of Inflation Increase Period Remaining, but not beyond Actual Age 95.

~	If the Standard Withdrawal Benefit Balance under the Standard Withdrawal Option or Withdrawal Benefit Base under the Lifetime Withdrawal Option goes to zero, the Contract will be terminated.

What Happens on the Annuity Date?

On the Annuity Date, the Contract Value must be annuitized (please, see the “Annuity Payments” section of this prospectus). If the maximum maturity date has been reached, and you did not specify a Fixed Annuity Option, the Contract Value will be annuitized based on the default Fixed Annuity Option. If the Rider is in force on the Annuity Date, you will be entered into the default Annuity Option under the Rider as outlined below.

If both the Contract Value and the Withdrawal Benefit Base are greater then zero on the maximum maturity date, your contract will be annuitized as follows:

~	If the Contract is in the Deferral Phase as of the maximum maturity date, it will be annuitized at the Guaranteed Annual Withdrawal Amount using the Lifetime Withdrawal Rate. This amount will be payable annually for Annuitant’s Lifetime (last survivor if Joint). After Annuitization, CPI Increases will no longer apply.

~	If the Contract has entered the Withdrawal Phase under the Standard Withdrawal Option, it will be annuitized at the Guaranteed Annual Withdrawal Amount using the Standard Withdrawal Rate. This amount will be payable annually for the Standard Withdrawal Period Remaining or for Annuitant’s Lifetime (last survivor if Joint), whichever ends earlier. Standard Withdrawal Period Remaining is based on the ratio of Standard Withdrawal Benefit Balance to Standard Annual Reduction at the time of Annuitization, rounded up to the next integer.

Example.  If your Withdrawal Balance is $20,000, and your Annual Reduction is $6,000, the Standard Withdrawal Period Remaining will be set to 4 years at the time of annuitization: $20,000/$6,000 = 3.33 (rounded up to 4). CPI Increases will still apply after Annuitization.

~	If the Contract has entered the Withdrawal Phase under the Lifetime Withdrawal Option, it will be annuitized at the Guaranteed Annual Withdrawal Amount using the Lifetime Withdrawal Rate. This amount will be payable annually for Annuitant’s Lifetime (last survivor if Joint). After Annuitization, CPI Increases will no longer apply.

When your Contract is annuitized, your payment schedule and the amount are generally fixed and cannot be altered. If the Contract is annuitized based on the Rider guarantee, the Death Benefit will no longer be payable. Also, the exceptions related to RMD withdrawals would no longer apply, as such distributions would no longer be required. If the remaining payments due each Contract Year are less than $100, the Remaining Payments will be commuted and a lump sum will be paid. The Inflation Factor used in the calculation of the commuted value (if applicable) is 3.00%.

Enhanced Death Benefit

The Rider provides a Death Benefit Enhancement that is payable prior to the Annuity Date upon the death of the Annuitant or the last death of the Annuitant and Joint Annuitant, if applicable, and only if the Enhanced Death Benefit Base is greater than the Standard Death Benefit under the Contract. The Death Benefit Enhancement is the amount by which the Enhanced Death Benefit Base exceeds the Standard Death Benefit payable under the Contract. This amount cannot be less than zero or greater than $1,000,000. There is no additional charge for the Death Benefit Enhancement payable under the Rider. As of the date our Administrative Office receives proof of death of the Annuitant and Joint Annuitant such as a death certificate or other official document establishing death, and other information required to process the payment, the Company will pay the Death Benefit Enhancement in addition to the death benefit provided in your Contract. The Death Benefit Enhancement will be payable until Actual Age 95 of the Annuitant (or the younger of the Annuitant and the Joint Annuitant, if Joint Life Guarantee), or until the Contract Value reaches zero, if earlier.

How is the Enhanced Death Benefit Base Calculated?

The Enhanced Death Benefit Base is calculated independently of the Withdrawal Benefit Base as follows:

•	On the Contract Date, the Enhanced Death Benefit Base is set equal to the Initial Purchase Payment.

•	The Enhanced Death Benefit Base will be increased dollar-for-dollar for all Subsequent Purchase Payments.

•

The Enhanced Death Benefit Base will automatically Step-Up annually to the Contract Value on each Contract Anniversary, if greater than the current Enhanced Death Benefit Base. The Enhanced Death Benefit Base will Step-Up through the Contract Anniversary after Actual Age 80 of the Annuitant, or younger of the Annuitant and the Joint Annuitant, if Joint Life Guarantee.

•	The Enhanced Death Benefit Base will be reduced for withdrawals by the greater of (a) and (b), where:

(a)	is the withdrawal amount, and

(b)	is withdrawal amount multiplied by the ratio of (1) and (2) where:

(1)	is the Enhanced Death Benefit Base immediately prior to the withdrawal, and

(2)	is the Contract Value immediately prior to the withdrawal

Single and Joint Life Guarantees

The Rider can be purchased as a Single or Joint Life Guarantee. Under a Single Life Guarantee, all Rider features and benefits are measured using the age and lifetime of the Annuitant. Under a Joint Life Guarantee, all Rider features are measured using the age of the younger of the Annuitant and Joint Annuitant, and all lifetime benefits are payable over the lifetime of the last survivor of the Annuitant and Joint Annuitant. You must specify the Joint Annuitant in the Application for a Joint Life Guarantee. The Joint Annuitant must be the spouse of the Annuitant on the Contract Date and the spousal Joint Annuitant must always be the Contract Owner’s primary Beneficiary unless the Rider is changed to a Single Life Guarantee before Living Benefit Guarantee Withdrawals have begun.

Converting a Single Life Guarantee to a Joint Life Guarantee

You cannot convert a Single Life Guarantee to a Joint Life Guarantee. You will not be able to add a spouse as a Joint Annuitant or Successor Owner after the Contract Date.

Converting a Joint Life Guarantee to a Single Life Guarantee after Death or Divorce or by Discretion of the Contract Owner

If you have a Joint Life Guarantee and have not taken any Living Benefit Guarantee Withdrawals (Contract is still in Deferral Phase), you can change a Joint Life Guarantee to a Single Life Guarantee and the Rider Charge will change from the Joint to the Single Rider Charge. Once you convert to a Single Life Guarantee, you will not be able to switch back to Joint Life Guarantee. The change from a Joint Life Guarantee to a Single Life Guarantee is effective upon notification to the Company in writing.

If you have a Joint Life Guarantee and have not taken any Living Benefit Guarantee Withdrawals, and you have remarried following a divorce, annulment or death, you can change the Joint Annuitant to the Annuitant’s current spouse. All Rider features will be based on the younger of the Annuitant and new Joint Annuitant.

If the Company accepts either change, you can also request a change of the Primary Beneficiary of the Contract.

If a Living Benefit Guarantee Withdrawal has been taken, the Joint Annuitant cannot be changed. The Joint Annuitant can be removed from the Contract, but the charge for the Rider would remain at the Joint Life Guarantee charge. If the Joint Annuitant is not removed, all Rider features will be based on the younger of the Annuitant and Joint Annuitant, and all lifetime benefits will be based on the age or lifetime of the Annuitant. If the Joint Annuitant is removed, all Rider features and lifetime benefits payable will be based on the age or lifetime of the Annuitant.

Impact of Annuitant’s Death for Single Life Guarantees

Upon the death of the Annuitant, the Company will pay the Beneficiary the Standard Death Benefit under the Contract and the Death Benefit Enhancement, if any, and the Rider is terminated. An eligible Spousal Beneficiary, however, can continue the Contract but not the Rider under the Exchange of Contract by Surviving Spouse provision of the Contract .

Impact of Annuitant’s and/or Joint Annuitant’s Death for Joint Life Guarantees

Impact of Annuitant’s Death for Joint Life Guarantees

Upon the Annuitant’s death, the eligible spousal Beneficiary who is also the Joint Annuitant can become the Successor Owner of the Contract and continue the Contract and the Rider.

The spousal Beneficiary also has the option of surrendering the Contract and receiving the Contract Value upon the Company’s receipt of proof of the Annuitant’s death.

If you have not taken any Living Benefit Guarantee Withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee based on the surviving Annuitant’s lifetime and pay the Rider Charge for a Single Life Guarantee going forward.

If Living Benefit Guarantee Withdrawals have been taken, the Guarantee and the Rider Charge do not change and the Joint Annuitant (who has become the new owner and the Primary Annuitant) cannot name a new spouse.

If the Joint Annuitant is not alive on the date of death of the Annuitant, the Enhanced Death Benefit is payable to the Beneficiary and the Rider is terminated.

Impact of Joint Annuitant’s Death for Joint Life Guarantees

If the Joint Annuitant dies and the Annuitant is still alive, no death benefit is paid. If no Living Benefit Guarantee Withdrawals have been taken, the Contract Owner has the option, upon written request to the Company, to convert the Guarantee, and the associated Rider Charge, to a Single Life Guarantee based on the Annuitant’s lifetime.

If the Annuitant does not convert the Guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before Living Benefit Guarantee Withdrawals are taken. If Living Benefit Guarantee Withdrawals have been taken, the Guarantee and the Rider Charge do not change and the Annuitant cannot name a new spouse.

If the Annuitant is not alive on the date of death of the Joint Annuitant, the Enhanced Death Benefit is payable to the Beneficiary and the Rider is terminated.

Rider Termination

Upon the earliest of the following, the Guaranteed Minimum Withdrawal Benefit with Inflation Adjustment Rider will be terminated, but the Contract will remain in force:

(a)	At any time after the third Contract Anniversary immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

(b)	Upon a change in ownership (or assignment) of the Contract unless:

a.	The new Contract Owner or assignee assumes full ownership of the Contract and is essentially the same person :

i.	an individual ownership changed to a personal revocable trust, or

ii.	an eligible spousal Beneficiary who is also the Joint Annuitant elects to become the Successor Owner of the Contract and the Rider upon Owner / Annuitant’s death, or

iii.	a change to the Contract Owner’s spouse during the Contract Owner’s lifetime, or

iv.	a change to a court appointed guardian representing the Contract Owner during the Contract Owner’s lifetime; or

b.	The assignment is for the purposes of effectuating a 1035 exchange of the Contract.

(c)	Spousal Continuation of a Contract with a Single Life Guarantee upon the primary Annuitant’s death;

All charges for the Rider will cease upon Rider termination.

If the Contract is terminated, the Rider will also terminate. Both the Contract and the Rider will terminate upon the earlier of:

(a)	Annuitization under the Base Contract;

(b)	Full surrender of the Contract;

(c)	The date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees;

(d)	The Contract Value goes to zero and the Withdrawal Benefit Base also goes to zero;

(e)	The Contract Value goes to zero and the Standard Withdrawal Benefit Balance also goes to zero under the Standard Withdrawal Option;

(f)	The Contract Value goes to zero and based on your age you are not eligible for a Living Benefit Guarantee Withdrawal Option as defined in your Contract, regardless of the value of the Withdrawal Benefit Base.

MORE INFORMATION ABOUT THE FIXED INTEREST ACCOUNTS

Fixed Dollar Cost Averaging Options. Only new Purchase Payments may be allocated to the Fixed Dollar Cost Averaging Options. Such payments are subject to the Contract minimums for Initial and Subsequent Purchase Payments. Amounts held in a Fixed Dollar Cost Averaging Option of the Fixed Account will be credited with interest at effective annual rates, declared by the Company. These options are part of the Company’s General Account which is subject to the claims of the Company’s creditors. The Company’s insurance obligations and guarantees under the Contract are paid in part out of the General Account and, therefore, Contract Owners should consider the Company’s financial statements and claims paying ability for the payment of such obligations and guarantees.

The Minimum Guaranteed Interest Rate applicable for any Fixed Dollar Cost Averaging Option of the Fixed Account (according to your Contract) is determined on the Contract Date. The rate can range between 1% and 3%, unless applicable law permits a reduction. The minimum guaranteed interest rate for any Fixed Interest Account is determined based on a formula established by state law as described below.

The minimum guaranteed interest rate is the lesser of (1) 3% and (2) the average over a 12-month period, rounded to the nearest 1/20th of 1%, of the 5-year constant maturity treasury rate reduced by 125 basis points, where the resulting interest rate is not less than 1%. This rate is set by the Company quarterly on January 1, April 1, July 1 and October 1. The rate shown above is the minimum guaranteed interest rate for the life of the Contract. The calculated guaranteed rate will never be lower than the minimum nonforfeiture rate.

The declared interest rate will apply from the date of the allocation through the end of the Dollar Cost Averaging Period. Purchase Payments received after the start of a Dollar Cost Averaging Period will create an additional Dollar Cost Averaging Period. The available periods under the Fixed Dollar Cost Averaging Options are six months and twelve months. At the end of the Dollar Cost Averaging Period any interest remaining in the account will be automatically transferred into the variable Subaccounts based on the allocation initially selected by the Contract Owner.

FEDERAL INCOME TAX CONSIDERATIONS

The following is a general summary of some federal income tax considerations. It is based on the law in effect on the date of this prospectus, which may change and does not address state or local tax laws. For further information, you should consult qualified tax counsel.

You pay no federal income tax on increases in the value of your Contract until money is distributed to you or your Beneficiary as a withdrawal, death benefit or an annuity payment.

Withdrawals and Death Benefits. You may pay tax on a withdrawal, and your Beneficiary may pay tax on a death benefit. If you designate a Beneficiary who is either your grandchild or is more than 37 1/2 years younger than you, you may be subject to the Generation Skipping Transfer Tax under Section 2601 of the Code.

Non-qualified annuities. The taxable portion of these payments generally will be the amount by which the payment exceeds your cost basis. Thus, you or your Beneficiary generally will have taxable income to the extent that your Contract Value exceeds your Purchase Payments. Ordinary income tax rates apply.

In the case of a non-qualified Contract and death of an Annuitant who was not the Contract Owner, an election to receive the death benefit in the form of Annuity Payment must be made within 60 days. If such election is not made, the gain from the Contract will generally be taxed as a lump sum payment as described above.

IRA and Qualified Annuities. Generally, unless you have a cost basis, all withdrawals and death benefits paid are subject to income taxation.

Roth IRA Annuities. Generally, you do not include in your gross income qualified distributions (see below) or distributions that are a return of your annual contributions from your Roth IRA.

Qualified Distributions are any payments or distributions from your Roth IRA that meet both of the following requirements:

i)	payment or distribution is made after the 5-year period beginning with the first taxable year for which a contribution was made to a Roth IRA established for your benefit, and

ii)	payment or distribution is:

a.	made on or after the date you reach age 59 1/2

b.	made because you are disabled,

c.	made to a Beneficiary or to your estate after your death, or

d.	one that meets the requirements for the first-time home buyer exception to the tax on early distributions as described below (up to a $10,000 lifetime limit).

Early Withdrawals. An additional federal income tax of 10% (up to 25% under certain circumstances) may be imposed on the taxable portion of an early withdrawal or distribution unless one of several exceptions apply.

Annuity Payments. The taxable portion of a non-qualified annuity payment to your life expectancy generally is determined by a formula that establishes the ratio of the cost basis of the Contract (as adjusted for any refund feature) to the expected return under the Contract. The taxable portion, which is the amount of the annuity payment in excess of the cost basis, is taxed at ordinary income tax rates. After life expectancy, each monthly payment is fully includable in income at ordinary income tax rates. Annuity payments from pre-tax or qualified contracts are fully includable in income at ordinary income tax rates.

Certain rules may apply to your nonqualified plan with the Rider. It is not clear whether guaranteed minimum withdrawal benefit payments made during the Withdrawal Phase will be taxed as withdrawals or annuities. Consult a tax advisor before purchasing this Contract with the Rider. IRA annuities in the income (payout) phase are subject to tax. Roth IRA annuities may be tax-free if it is a qualified distribution as explained above.

Ownership. Subject to certain exceptions, a Contract must be held by or on behalf of a natural person in order to be treated as an annuity contract under federal income tax law and to be accorded the tax treatment described in the preceding paragraphs. If a Contract is not treated as an annuity contract for federal income tax purposes, the income on the Contract is treated as ordinary income received or accrued by the Contract Owner during the taxable year.

Transfer of Ownership. You may pay federal income tax if you transfer the ownership of your Contract to someone else. If the transfer is for less than adequate consideration, the taxable portion would be the Contract Value at the time of transfer in excess of the investment in the Contract at such time. This rule does not apply to ownership transfers between spouses or to transfers incident to a divorce.

Separate Account Diversification. Section 817(h) of the Code provides that the investments of a separate account (underlying a variable annuity contract which is not purchased under a qualified retirement plan or certain other types of plans or the investments of a mutual fund, the shares of which are owned by the variable annuity separate account) must be “adequately diversified” in order for the Contract to be treated as an annuity contract for tax purposes. The Treasury Department has issued regulations prescribing such diversification requirements. The Separate Account, through each of the available funds of the Penn Series Funds, Inc. intends to comply with those requirements. The requirements are briefly discussed in the accompanying prospectuses for the underlying funds.

The Treasury Department has stated in published rulings that a variable Contract Owner will be considered the owner of Separate Account assets if the Contract Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If a variable Contract Owner is treated as owner of separate account assets, income and gain from the assets would be includable in the variable Contract Owner’s gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which Contract Owners may direct their investments to particular Subaccounts without being treated as owners of the underlying shares. No such regulations have been issued to date. The Internal Revenue Service has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among 20 subaccounts and make not more than one transfer per month without charge did not result in the owner of a contract being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under your Contract are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that Contract Owners were not owners of the Subaccount assets. Although we do not believe this to be the case, these differences could result in Contract Owners being treated as the owners of the assets of the Subaccounts under the Contract. We, therefore, reserve the right to modify the Contract as necessary to attempt to prevent the owners of the Contract from being considered the owners of a pro-rata share of the assets of the Subaccounts under the Contract. It is possible that when regulations or additional rulings are issued, the Contracts may need to be modified to comply with them.

This general summary of federal income tax does not address every issue that may affect you. You should consult qualified tax counsel.

DISTRIBUTION ARRANGEMENTS

Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, Inc. (“HTK”) to act as principal underwriter for the distribution and sale of the Contracts. HTK is a wholly-owned subsidiary of Penn Mutual and is located at 600 Dresher Road, Suite C1C, in Horsham, Pennsylvania, 19044. HTK sells the Contracts through its sales representatives. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Contracts through their sales representatives. HTK is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Penn Mutual enters into selling agreements with HTK and other broker-dealers whose registered representatives are authorized by state insurance and securities departments to solicit applications for the Contracts. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as “trails” or “residuals”), or a combination of the two. Premium-based commissions on Purchase Payments made under the Contract will not exceed 5%.

In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

Such additional compensation may give Penn Mutual greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Penn Mutual a “preferred” status at the recipient broker-dealer (along with other product vendors that provide similar support) and offer some other marketing benefit such as web site placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the contracts.

Finally, within certain limits imposed by FINRA, registered representatives who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK registered representatives are also agents of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Contract rather than other investment options.

Individual registered representatives typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Contract, depending on the agreement between the registered representative and their broker-dealer firm. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will be compensated for the transaction.

STATEMENT OF ADDITIONAL INFORMATION CONTENTS
VARIABLE SUBACCOUNT INFORMATION	B-2
Net Investment Factor	B-2
Valuation Period	B-2
Transaction Valuation	B-2
ADMINISTRATIVE AND RECORDKEEPING SERVICES	B-3
DISTRIBUTION OF CONTRACTS	B-3
CUSTODIAN	B-3
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	B-3
LEGAL MATTERS	B-3
FINANCIAL STATEMENTS	B-3

APPENDIX A — NUMERICAL EXAMPLES

EXAMPLE 1

Standard Death Benefit — Example:

Assume that there is a single initial Purchase Payment of 100,000.

Scenario 1.

A withdrawal in the amount of 10,000 is taken, and the Contract Value prior to this withdrawal is 90,000.

Adjusted Net Purchase Payments, for the purpose of determining the Death Benefit, are reduced by the greater of (a) and (b) where:

(a)	is the amount of each withdrawal; and

(b)	is the amount of each withdrawal multiplied by the ratio of (i) and (ii) where:

(i)	is the amount of the Adjusted Net Purchase Payments just before the withdrawal, and

(ii)	is the Contract Value just before the withdrawal.

(a)	= 10,000

(b)	= (10,000) * (100,000) / (90,000) = 11,111

In this case, (b) = 11,111, is greater than (a) = 10,000. Therefore, the Net Purchase Payments will be reduced by (b) = 11,111. The Adjusted Net Purchase Payments amount after withdrawal will be 100,000 – 11,111 = 88,889.

The Standard Death Benefit after the withdrawal is taken will be equal to the greater of (1) and (2), where:

(1)	is the Contract Value = 90,000 – 10,000 = 80,000; or

(2)	is the adjusted Purchase Payments = 88,889 (as calculated above).

In this case, (2) is greater, and therefore the Standard Death Benefit will be equal to 88,889.

Scenario 2.

The Contract Value prior to the withdrawal is 120,000. The Standard Death Benefit will be equal to the greater of:

(1)	= 110,000 [120,000 less the 10,000 withdrawal]

(2)	= 100,000 – (Greater of a and b) = 100,000 – 10,000 = 90,000

(a)	= 10,000

(b)	= (10,000)*(120,000)/(120,000) = 10,000

Standard Death Benefit = 110,000

EXAMPLE 2

Standard Withdrawal Option — Example:

This example illustrates the effect of withdrawals under the Standard Withdrawal Option on the Standard Withdrawal Benefit Balance and the Withdrawal Benefit Base, described in the Standard Withdrawal Option section of this prospectus.

Assume that at the start (BOP) of the Contract Year, your contract has the following values:

Guaranteed Annual Withdrawal Amount (GAWA)	$10,000
Standard Annual Reduction	$5,000
Contract Value (CV)	$40,000
Withdrawal Benefit Base	$200,000
Standard Withdrawal Benefit Balance	$45,000

Scenario 1.

Monthly withdrawals of $1,000 are taken at the end of each Contract Month. For simplicity, we will assume that the Contract Value will only reduce for withdrawals, and will not change for any gains, losses, or charges (therefore, there is no opportunity for Step-Up). Table below shows the Standard Withdrawal Benefit Balance and Withdrawal Benefit Base at the end of each Contract Month (EOP), reduced for withdrawals.

Abbreviations:

BOP = Beginning of Period, EOP = End of Period, CV = Contract Value, GAWA = Guaranteed Annual Withdrawal Amount, SAR = Standard Annual Reduction, WD = Withdrawal, WBB = Withdrawal Benefit Base, SWBB = Standard Withdrawal Benefit Balance

Month	CV BOP	GAWA Rem. BOP	SAR Rem. BOP	WD	Cum WD	Gain	Excess WD	WBB BOP	SWBB BOP	WBB Red.	SWBB Red.	WBB EOP	SWBB EOP
1	$40,000	$10,000	$5,000	$1,000	$1,000	$0	$0	$200,000	$45,000	$0	$1,000	$200,000	$44,000
2	$39,000	$9,000	$4,000	$1,000	$2,000	$0	$0	$200,000	$44,000	$0	$1,000	$200,000	$43,000
3	$38,000	$8,000	$3,000	$1,000	$3,000	$0	$0	$200,000	$43,000	$0	$1,000	$200,000	$42,000
4	$37,000	$7,000	$2,000	$1,000	$4,000	$0	$0	$200,000	$42,000	$0	$1,000	$200,000	$41,000
5	$36,000	$6,000	$1,000	$1,000	$5,000	$0	$0	$200,000	$41,000	$0	$1,000	$200,000	$40,000
6	$35,000	$5,000	$0	$1,000	$6,000	$0	$0	$200,000	$40,000	$0	$0	$200,000	$40,000
7	$34,000	$4,000	$0	$1,000	$7,000	$0	$0	$200,000	$40,000	$0	$0	$200,000	$40,000
8	$33,000	$3,000	$0	$1,000	$8,000	$0	$0	$200,000	$40,000	$0	$0	$200,000	$40,000
9	$32,000	$2,000	$0	$1,000	$9,000	$0	$0	$200,000	$40,000	$0	$0	$200,000	$40,000
10	$31,000	$1,000	$0	$1,000	$10,000	$0	$0	$200,000	$40,000	$0	$0	$200,000	$40,000
11	$30,000	$0	$0	$1,000	$11,000	$0	$1,000	$200,000	$40,000	$6,667	$1,333	$193,333	$38,667
12	$29,000	$0	$0	$1,000	$12,000	$0	$1,000	$193,333	$38,667	$6,667	$1,333	$186,667	$37,333
1	$28,000	$9,333	$5,000

Standard Withdrawal Benefit Balance is reduced as follows:

~	For the first 5 months (as long as the cumulative withdrawals in the Contract Year are less than Standard Annual Reduction), Standard Withdrawal Benefit Balance is reduced dollar-for-dollar with every $1,000 withdrawal.

~	For the next 5 months (when cumulative withdrawals in the Contract Year exceed Standard Annual Reduction but are less than the GAWA), Standard Withdrawal Benefit Balance is not reduced.

~	Withdrawals in Contract Months 11 and 12 are considered Excess Withdrawals, as GAWA has been depleted by this time.

•	At the end of Contract Month 11 Standard Withdrawal Benefit Balance is reduced by the greater of (a) and (b):

(a)	Excess Withdrawal = $1,000

(b)	$1,000*[($40,000-$0)/($30,000-$0)] = $1,333

•	At the end of Contract Month 12 Standard Withdrawal Benefit Balance is reduced by the greater of (a) and (b):

(a)	Excess Withdrawal = $1,000

(b)	$1,000*[($38,667-$0)/($29,000-$0)] = $1,333

Withdrawal Benefit Base is reduced as follows:

~	For the first 10 months (as long as the cumulative withdrawals in the Contract Year are less than GAWA), SWBB is not reduced.

~	Withdrawals in Contract Months 11 and 12 are considered Excess Withdrawals, as GAWA has been depleted by this time.

•	At the end of Contract Month 11 Withdrawal Benefit Base is reduced by the greater of (a) and (b):

(a)	Excess Withdrawal = $1,000

(b)	$1,000*[($200,000)/($30,000-$0)] = $6,667

•	At the end of Contract Month 12 Withdrawal Benefit Base is reduced by the greater of (a) and (b):

(a)	Excess Withdrawal = $1,000

(b)	$1,000*[($193,333)/($29,000-$0)] = $6,667

Scenario 2.

Now assume that you take $11,000 withdrawal at the end of month 11, and a $1,000 withdrawal at the end of month 12.

Month	CV BOP	GAWA Rem. BOP	SAR Rem. BOP	WD	Cum WD	Gain	Excess WD	WBB BOP	SWBB BOP	WBB Red.	SWBB Red.	WBB EOP	SWBB EOP
11	$40,000	$10,000	$5,000	$11,000	$11,000	$0	$1,000	$200,000	$45,000	$6,667	$6,333	$193,333	$38,667
12	$29,000	$0	$0	$1,000	$12,000	$0	$1,000	$193,333	$38,667	$6,667	$1,333	$186,667	$37,333
1	$28,000	$9,333	$5,000

Standard Withdrawal Benefit Balance is reduced as follows:

~	At the end of Contract Month 11, Excess Withdrawal = Total Withdrawal – GAWA Remaining = $11,000 – $10,000 = $1,000. At the end of Contract Month 12, Excess Withdrawal is $1,000 – $0 = $1,000:

•	At the end of Contract Month 11 Standard Withdrawal Benefit Balance is reduced by the greater of (a) and (b):

(c)	Excess Withdrawal = $1,000

(d)	$1,000*[($40,000 – $5,000)/($40,000 – $10,000)] = $6,333

•	At the end of Contract Month 12 Standard Withdrawal Benefit Balance is reduced by the greater of (a) and (b):

(c)	Excess Withdrawal = $1,000

(d)	$1,000*[($38,667 – $0)/($29,000 – $0)] = $1,333

Withdrawal Benefit Base is reduced as follows:

~	At the end of Contract Month 11, Excess Withdrawal = Total Withdrawal – GAWA Remaining = $11,000 – $10,000 = $1,000. At the end of Contract Month 12, Excess Withdrawal is $1,000 – $0 = $1,000:

•	At the end of Contract Month 11 Withdrawal Benefit Base is reduced by the greater of (a) and (b):

(c)	Excess Withdrawal = $1,000

(d)	$1,000*[($200,000)/($40,000 – $10,000)] = $6,667

•	At the end of Contract Month 12 Withdrawal Benefit Base is reduced by the greater of (a) and (b):

(c)	Excess Withdrawal = $1,000

(d)	$1,000*[($193,333)/($29,000 – $0)] = $6,667

In both cases, the Standard Withdrawal Benefit Balance is equal to $37,333 and Withdrawal Benefit Base is equal to $186,667 after reductions for withdrawals (at the end of month 12).

In the beginning of the next Contract Year, the new GAWA and Standard Annual Reduction are calculated (assuming there is no Inflation Increase):

GAWA = Withdrawal Benefit Base * Standard Withdrawal Rate = $186,667 * 0.05 = $9,333

Standard Annual Reduction = lesser of 1) previous Standard Annual Reduction and 2) new GAWA = $5,000

EXAMPLE 3

Guaranteed Annual Withdrawal Amount in the Final Year – Example:

At the start of the Contract Year, your contract has the following values:

Contract Value (CV)	$3,400
Withdrawal Benefit Base	$93,139
Standard Withdrawal Benefit Balance	$4,000
Guaranteed Annual Withdrawal Amount (GAWA)	$4,657
Standard Annual Reduction	$4,499

~	At the start of the Contract Year, Standard Withdrawal Benefit Balance is compared to Standard Annual Reduction: $4,000 < $4,499.

~	Since Standard Withdrawal Benefit Balance is less than Standard Annual Reduction, your GAWA will be reduced.

~	GAWA Reduction Factor = Standard Withdrawal Benefit Balance / Standard Annual Reduction = $4,000 / $4,499 = 88.9%.

~	The reduced GAWA will be calculated as follows: Reduced GAWA = $4,657 * 88.9% = $4,140.

~	Even though your CV is only $3,400, and your Standard Withdrawal Benefit Balance is only $4,000, you can take withdrawals up to GAWA = $4,140

~	Your contract will then be terminated according to the terms of this Rider (see “Rider Termination” section).

EXAMPLE 4

Lifetime Withdrawal Rate Calculation — Example: $100,000 is deposited at issue; $50,000 is deposited in the beginning of the 4th Contract Year (3 years since issue). Withdrawals start in the beginning of Contract Year 7. Annuitant is Actual Age 72 at the time of first withdrawal.

Contract Year	Purchase Payment	Ratio	Weighted Purchase Payment
1	$100,000.00	5/5 = 1.0	$100,000.00
3	$50,000.00	3/5 = 0.6	$30,000.00
Total	$150,000.00		$130,000.00

Base Lifetime Withdrawal Rate = 4.5%

Base Waiting Bonus = 0.50%

Weighted Purchase Payments = [(100,000 * (5/5)) + (50,000 * (3/5))] = $130,000

Reduction factor = Weighted Purchase Payments / Total Purchase Payments = $130,000/$150,000 = 0.867

Effective Waiting Bonus = reduction factor * Base Waiting Bonus = 0.867 * 0.50% = 0.43%

Effective Waiting Bonus is rounded to 2 decimal points.

Lifetime Withdrawal Rate = Base Lifetime Withdrawal Rate + Effective Waiting Bonus = 4.5% + 0.43% = 4.93%

Suppose there is a Step-Up in Contract Year 11. Since Annuitant has reached age 76 at this time, he is eligible to receive the higher Lifetime Withdrawal Rate. The Waiting Bonus will not be recalculated at this point. The new Lifetime Withdrawal Rate = 5.0% + 0.43% = 5.43%

EXAMPLE 5

Lifetime Withdrawal Option — Example:

Assume that at the start (BOP) of the Contract Year, your contract has the following values:

Guaranteed Annual Withdrawal Amount (GAWA)	$10,000
Contract Value (CV)	$100,000
Withdrawal Benefit Base (WBB)	$100,000

Suppose that the Contract Anniversary is on 1/1, and a withdrawal (WD) in the amount of $11,000 is taken on 3/1.

Withdrawal Benefit Base will be reduced by the greater of:

(a)	Excess Withdrawal Amount = $11,000 – $10,000 = $1,000

(b)	Excess Withdrawal Amount * (WBB prior to Excess WD / CV prior to WD less the remaining portion of the GAWA prior to WD) = $1,000 * [$100,000 / ($100,000 – $10,000)] = $1,111

Since (b) is greater than (a), the Withdrawal Benefit Base will be reduced by $1,111 and will equal:

$100,000 – $1,111 = $98,889. The CV will equal: $100,000 – $11,000 = $89,000.

Suppose that another withdrawal in the amount of $2,000 is taken on 4/1 of the same Contract Year. Since the remaining portion of the GAWA prior to this withdrawal is zero, the whole withdrawal amount will be considered Excess Withdrawal and the Withdrawal Benefit Base will be reduced as follows:

WBB = $98,889—$2,000 * [$98,889 / $89,000] = $96,667.

Guaranteed Annual Withdrawal Amount will be recalculated on the next Contract Anniversary.

EXAMPLE 6

Required Minimum Distributions: Contingent Deferred Sales Charge – Example:

Your RMD amount for the year is $2,000, and your Free Withdrawal Amount is $1,000 for the current year.

Scenario 1.

You request an RMD withdrawal in the amount of $2,000 on January 15th. No contingent deferred sales charge will be imposed, even though the RMD amount exceeds your Free Withdrawal Amount. On February 1st you request another withdrawal in the amount of $1,000. This withdrawal will be subject to contingent deferred sales charges, since RMD withdrawal on January 15th had reduced the remaining Free Withdrawal Amount to zero.

Scenario 2.

You request a withdrawal in the amount of $1,000 on January 15th. No contingent deferred sales charge will be imposed, since this amount is equal to the Free Withdrawal Amount. On February 1st you request an RMD withdrawal in the amount of $2,000. A portion of this withdrawal ($1,000) will be subject to contingent deferred sales charge, since in any given Contract Year you are entitled to receive, free of contingent deferred sales charge, the entire RMD amount or the entire Free Withdrawal Amount, whichever is greater, but not both.

STATEMENT OF ADDITIONAL INFORMATION — OCTOBER 1, 2010

INFLATION PROTECTOR VARIABLE ANNUITY

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

THE PENN MUTUAL LIFE INSURANCE COMPANY

Philadelphia, Pennsylvania 19172 • Telephone (800) 523-0650

Individual Variable and Fixed Deferred Annuity with Flexible Purchase Payments Contract

This statement of additional information is not a prospectus. It should be read in conjunction with the current Prospectus dated October 1, 2010 for the Individual Variable and Fixed Deferred Annuity with Flexible Purchase Payments contract (the “Contract”). The Contract is funded through Penn Mutual Variable Annuity Account III (referred to as the “Separate Account” in the Prospectus and this Statement of Additional Information). To obtain the Prospectus you may write to The Penn Mutual Life Insurance Company (“Penn Mutual” or the “Company”), Customer Service Group, Philadelphia, PA 19172 or visit our web site at www.pennmutual.com or you may call (800) 523-0650. Terms used in this Statement of Additional Information have the same meaning as in the Prospectus.

VARIABLE SUBACCOUNT INFORMATION

Net Investment Factor

For any Subaccount, the net investment factor for a Valuation Period is determined by dividing (a) by (b) and subtracting (c):

Where (a) is:

The net asset value per share of the mutual fund held in the Subaccount, as of the end of the Valuation Period.

plus

The per share amount of any dividend or capital gain distributions by the mutual fund if the “ex-dividend” date occurs in the Valuation Period.

plus or minus

A per share charge or credit, as we may determine as of the end of the Valuation Period, for provision for taxes (if applicable).

Where (b) is:

The net asset value per share of the mutual fund held in the Subaccount as of the end of the last prior Valuation Period.

plus or minus

The per share charge or credit for provision for taxes as of the end of the last prior Valuation Period (if applicable).

Where (c) is:

The sum of the mortality and expense risk charge and the daily administration charge. On an annual basis, the sum of such charges equals 1.45% of the daily net asset value of the Subaccount.

Valuation Period

Valuation Period is the period from one valuation of underlying fund assets to the next. Valuation is performed each day the New York Stock Exchange is open for trading.

Transaction Valuation

Your assets in the Separate Account are held as Accumulation Units of the Subaccounts that you select. We value Accumulation Units as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. ET). When you invest in, withdraw from or transfer money to a Subaccount, you receive the Accumulation Unit value next computed after we receive and accept your purchase payment or your withdrawal or transfer request at our Administrative Office. Allocation, withdrawal and transfer instructions received at our Administrative Office after the close of regular trading on the NYSE will be valued based on the Accumulation Unit value computed as of the close of regular trading on the next NYSE business day. In order to receive a day’s closing price, instructions sent by facsimile transmission must be received by our fax server prior to the close of regular trading on that day. Telephone instructions must be received in full, containing all required information and confirmed back to the caller prior to the close of regular trading in order to receive that day’s closing price.

Administrative and Recordkeeping Services

Penn Mutual performs all data processing, recordkeeping and other related services with respect to the Contracts and the Separate Accounts.

Distribution of Contracts

Hornor, Townsend & Kent, Inc. (“HTK”), a wholly owned subsidiary of The Penn Mutual Life Insurance Company (“Penn Mutual”), serves as principal underwriter of the Contracts. The address of HTK is 600 Dresher Road, Horsham, PA 19044. For 2009, 2008 and 2007, Penn Mutual paid HTK commissions of approximately $220,185, $162,609 and $139,716, respectively.

The Contracts will be distributed by HTK through broker-dealers. Total commissions on purchase payments made under the Contract will not exceed 5% and trailer commissions based on a percentage of Contract Value, other allowances and overrides may be paid. The offering of the Contract is continuous, and Penn Mutual does not anticipate discontinuing the offering of the Contract, although we reserve the right to do so.

Custodian

Penn Mutual is custodian of the assets held in the Separate Account.

Independent Registered Public Accounting Firm

The financial statements of the Company as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009, and the financial statements of the Penn Mutual Variable Annuity Account III of the Company as of December 31, 2009 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is at 2001 Market Street, Suite 1700, Philadelphia, PA 19103.

Legal Matters

Morgan, Lewis & Bockius LLP has provided advice on certain matters relating to the federal securities laws and the offering of the Contract. Their offices are located at 1701 Market Street, Philadelphia, PA.

Financial Statements

The consolidated financial statements of the Company and the financial statements of the Separate Account appear on the following pages. The consolidated financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts.

The Penn Mutual Life Insurance Company

Variable Annuity Account III

Audited Financial Statements

as of December 31, 2009

and for the periods presented

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2009

	Total	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund
Assets:
Investments at fair value	$2,645,191,599	$109,311,507	$73,445,379	$200,962,324
Dividends receivable	966	966	—	—
Receivable for securities sold	3,807,000	—	—	—

Liabilities:
Payable for securities purchased	4,197,534	26,296	660,177	2,217,295

Total Net Assets	$2,644,802,031	$109,286,177	$72,785,202	$198,745,029

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies		$54,998,847	$30,352,661	$87,279,662
Diversifier II/Optimizer/Retirement Planner VA Policies		7,743,582	3,471,821	18,500,633
Olympia XT Advisor Policies		—	—	—
Penn Freedom Advisor Policies		—	—	—
Pennant Select Policies		19,336,981	13,713,401	33,598,751
PennFreedom Policies		27,206,767	25,247,319	59,365,983

Total Net Assets		$109,286,177	$72,785,202	$198,745,029

Commander/Enhanced Credit VA accumulation of unit values		$12.03	$13.44	$15.64

Diversifier II/Optimizer/Retirement Planner VA accumulation of unit values		$24.57	$16.81	$35.02

Olympia XT Advisor accumulation of unit values		$—	$—	$—

Penn Freedom Advisor accumulation of unit values		$—	$—	$—

Pennant Select accumulation of unit values		$11.99	$13.52	$15.73

PennFreedom accumulation of unit values		$10.73	$11.88	$13.15

Cost of Investments	$2,793,173,042	$109,286,177	$71,799,596	$192,843,341

The accompanying notes are an integral part of these financial statements.

1

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2009

(continued)

	High Yield Bond Fund	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund
Assets:
Investments at fair value	$67,059,940	$997,348,149	$36,183,509	$76,544,413
Dividends receivable	—	—	—	—
Receivable for securities sold	104,703	—	—	594,208

Liabilities:
Payable for securities purchased	—	515,791	37,709	—

Total Net Assets	$67,164,643	$996,832,358	$36,145,800	$77,138,621

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$27,318,787	$435,854,623	$12,750,962	$30,207,514
Diversifier II/Optimizer/Retirement Planner VA Policies	13,840,416	182,442,455	11,076,674	20,744,512
Olympia XT Advisor Policies	—	—	—	—
Penn Freedom Advisor Policies	—	—	—	—
Pennant Select Policies	11,008,923	146,635,255	7,012,262	10,841,327
PennFreedom Policies	14,996,517	231,900,025	5,305,902	15,345,268

Total Net Assets	$67,164,643	$996,832,358	$36,145,800	$77,138,621

Commander/Enhanced Credit VA accumulation of unit values	$16.92	$23.96	$9.88	$5.66

Diversifier II/Optimizer/Retirement Planner VA accumulation of unit values	$59.73	$143.88	$9.90	$38.76

Olympia XT Advisor accumulation of unit values	$—	$—	$—	$—

Penn Freedom Advisor accumulation of unit values	$—	$—	$—	$—

Pennant Select accumulation of unit values	$17.02	$24.09	$9.88	$5.69

PennFreedom accumulation of unit values	$16.22	$17.32	$9.87	$8.07

Cost of Investments	$62,996,077	$1,074,674,387	$36,006,436	$81,127,401

The accompanying notes are an integral part of these financial statements.

2

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2009

(continued)

	Large Cap Growth Fund	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund
Assets:
Investments at fair value	$18,457,145	$52,686,466	$78,462,491	$73,394,083
Dividends receivable	—	—	—	—
Receivable for securities sold	84,228	157,143	—	55,552

Liabilities:
Payable for securities purchased	—	—	323,778	—

Total Net Assets	$18,541,373	$52,843,609	$78,138,713	$73,449,635

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$7,976,929	$13,513,214	$22,389,965	$26,788,100
Diversifier II/Optimizer/Retirement Planner VA Policies	1,730,730	24,586,801	34,864,657	17,804,516
Olympia XT Advisor Policies	—	—	—	—
Penn Freedom Advisor Policies	—	—	—	—
Pennant Select Policies	3,426,369	8,302,415	10,622,750	11,814,560
PennFreedom Policies	5,407,345	6,441,179	10,261,341	17,042,459

Total Net Assets	$18,541,373	$52,843,609	$78,138,713	$73,449,635

Commander/Enhanced Credit VA accumulation of unit values	$8.78	$8.21	$10.76	$8.36

Diversifier II/Optimizer/Retirement Planner VA accumulation of unit values	$8.89	$8.22	$44.86	$8.37

Olympia XT Advisor accumulation of unit values	$—	$—	$—	$—

Penn Freedom Advisor accumulation of unit values	$—	$—	$—	$—

Pennant Select accumulation of unit values	$8.82	$8.21	$10.82	$8.36

PennFreedom accumulation of unit values	$8.75	$8.20	$10.29	$8.35

Cost of Investments	$20,137,606	$59,519,632	$97,570,476	$80,971,489

The accompanying notes are an integral part of these financial statements.

3

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2009

(continued)

	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund
Assets:
Investments at fair value	$93,359,204	$46,835,686	$54,494,766	$25,697,330
Dividends receivable	—	—	—	—
Receivable for securities sold	208,696	101,111	124,046	50,336

Liabilities:
Payable for securities purchased	—	—	—	—

Total Net Assets	$93,567,900	$46,936,797	$54,618,812	$25,747,666

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$38,078,663	$19,231,067	$24,744,832	$11,200,777
Diversifier II/Optimizer/Retirement Planner VA Policies	18,910,155	8,765,349	12,584,062	2,035,470
Olympia XT Advisor Policies	—	—	—	—
Penn Freedom Advisor Policies	—	—	—	—
Pennant Select Policies	15,331,529	8,171,226	9,582,923	5,033,415
PennFreedom Policies	21,247,553	10,769,155	7,706,995	7,478,004

Total Net Assets	$93,567,900	$46,936,797	$54,618,812	$25,747,666

Commander/Enhanced Credit VA accumulation of unit values	$9.31	$7.00	$16.68	$11.29

Diversifier II/Optimizer/Retirement Planner VA accumulation of unit values	$14.56	$15.20	$21.63	$11.43

Olympia XT Advisor accumulation of unit values	$—	$—	$—	$—

Penn Freedom Advisor accumulation of unit values	$—	$—	$—	$—

Pennant Select accumulation of unit values	$9.36	$7.03	$16.77	$11.34

PennFreedom accumulation of unit values	$10.12	$11.29	$13.99	$11.25

Cost of Investments	$100,167,736	$48,123,646	$62,819,635	$31,788,316

The accompanying notes are an integral part of these financial statements.

4

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2009

(continued)

	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Assets:
Investments at fair value	$6,735,947	$4,884,608	$40,008,686	$79,029,043
Dividends receivable	—	—	—	—
Receivable for securities sold	—	17,350	—	96,239

Liabilities:
Payable for securities purchased	14,918	—	171,596	—

Total Net Assets	$6,721,029	$4,901,958	$39,837,090	$79,125,282

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$3,135,980	$1,982,536	$15,705,722	$36,806,670
Diversifier II/Optimizer/Retirement Planner VA Policies	638,385	416,376	11,444,817	15,906,433
Olympia XT Advisor Policies	—	—	—	—
Penn Freedom Advisor Policies	—	—	—	—
Pennant Select Policies	940,375	614,514	6,901,951	13,164,461
PennFreedom Policies	2,006,289	1,888,532	5,784,600	13,247,718

Total Net Assets	$6,721,029	$4,901,958	$39,837,090	$79,125,282

Commander/Enhanced Credit VA accumulation of unit values	$9.83	$9.76	$12.43	$20.05

Diversifier II/Optimizer/Retirement Planner VA accumulation of unit values	$9.85	$9.78	$23.17	$29.30

Olympia XT Advisor accumulation of unit values	$—	$—	$—	$—

Penn Freedom Advisor accumulation of unit values	$—	$—	$—	$—

Pennant Select accumulation of unit values	$9.84	$9.77	$12.49	$20.16

PennFreedom accumulation of unit values	$9.82	$9.76	$7.62	$15.64

Cost of Investments	$5,679,745	$3,876,846	$41,327,382	$89,898,349

The accompanying notes are an integral part of these financial statements.

5

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2009

(continued)

	Small Cap Index Fund	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund
Assets:
Investments at fair value	$4,443,990	$9,631,852	$157,556,543	$66,619,435
Dividends receivable	—	—	—	—
Receivable for securities sold	—	—	264,100	156,869

Liabilities:
Payable for securities purchased	7,736	213,696	—	—

Total Net Assets	$4,436,254	$9,418,156	$157,820,643	$66,776,304

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$1,242,766	$2,829,931	$67,537,051	$32,015,608
Diversifier II/Optimizer/Retirement Planner VA Policies	59,466	226,147	32,298,109	10,172,629
Olympia XT Advisor Policies	—	—	—	—
Penn Freedom Advisor Policies	—	—	—	—
Pennant Select Policies	580,371	1,175,901	21,367,399	9,664,658
PennFreedom Policies	2,553,651	5,186,177	36,618,084	14,923,409

Total Net Assets	$4,436,254	$9,418,156	$157,820,643	$66,776,304

Commander/Enhanced Credit VA accumulation of unit values	$8.67	$9.02	$14.54	$9.77

Diversifier II/Optimizer/Retirement Planner VA accumulation of unit values	$8.69	$9.03	$32.15	$9.79

Olympia XT Advisor accumulation of unit values	$—	$—	$—	$—

Penn Freedom Advisor accumulation of unit values	$—	$—	$—	$—

Pennant Select accumulation of unit values	$8.67	$9.02	$14.62	$9.78

PennFreedom accumulation of unit values	$8.66	$9.01	$18.54	$9.77

Cost of Investments	$3,761,793	$8,224,367	$202,432,025	$59,046,683

The accompanying notes are an integral part of these financial statements.

6

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2009

(continued)

	REIT Fund	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund
Assets:
Investments at fair value	$32,246,748	$12,682,272	$57,101,113	$96,370,128
Dividends receivable	—	—	—	—
Receivable for securities sold	464,010	2,478	13,413	1,285,441

Liabilities:
Payable for securities purchased	—	—	—	—

Total Net Assets	$32,710,758	$12,684,750	$57,114,526	$97,655,569

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$15,341,686	$4,952,201	$30,222,403	$33,957,268
Diversifier II/Optimizer/Retirement Planner VA Policies	2,924,654	126,820	916,663	1,287,521
Olympia XT Advisor Policies	—	—	—	—
Penn Freedom Advisor Policies	—	—	—	—
Pennant Select Policies	5,165,322	1,662,710	10,061,889	24,490,860
PennFreedom Policies	9,279,096	5,943,019	15,913,571	37,919,920

Total Net Assets	$32,710,758	$12,684,750	$57,114,526	$97,655,569

Commander/Enhanced Credit VA accumulation of unit values	$14.37	$8.93	$9.73	$9.61

Diversifier II/Optimizer/Retirement Planner VA accumulation of unit values	$14.53	$8.95	$9.75	$9.63

Olympia XT Advisor accumulation of unit values	$—	$—	$—	$—

Penn Freedom Advisor accumulation of unit values	$—	$—	$—	$—

Pennant Select accumulation of unit values	$14.42	$8.94	$9.74	$9.62

PennFreedom accumulation of unit values	$14.31	$8.93	$9.72	$9.60

Cost of Investments	$35,721,337	$10,661,742	$48,018,959	$86,405,766

The accompanying notes are an integral part of these financial statements.

7

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2009

(continued)

	Moderately Conservative Allocation Fund	Conservative Allocation Fund	V.I. Capital Appreciation Fund	High Income Bond Fund II
Assets:
Investments at fair value	$41,812,915	$30,688,634	$18,352	$264,441
Dividends receivable	—	—	—	—
Receivable for securities sold	27,034	—	1	10

Liabilities:
Payable for securities purchased	—	8,542	—	—

Total Net Assets	$41,839,949	$30,680,092	$18,353	$264,451

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$15,872,491	$9,869,869	$—	$—
Diversifier II/Optimizer/Retirement Planner VA Policies	1,924,039	371,526	—	—
Olympia XT Advisor Policies	—	—	—	217,587
Penn Freedom Advisor Policies	—	—	18,353	46,864
Pennant Select Policies	9,240,056	9,436,496	—	—
PennFreedom Policies	14,803,363	11,002,201	—	—

Total Net Assets	$41,839,949	$30,680,092	$18,353	$264,451

Commander/Enhanced Credit VA accumulation of unit values	$9.86	$10.15	$—	$—

Diversifier II/Optimizer/Retirement Planner VA accumulation of unit values	$9.88	$10.17	$—	$—

Olympia XT Advisor accumulation of unit values	$—	$—	$9.04	$15.71

Penn Freedom Advisor accumulation of unit values	$—	$—	$8.90	$15.47

Pennant Select accumulation of unit values	$9.87	$10.16	$—	$—

PennFreedom accumulation of unit values	$9.86	$10.14	$—	$—

Cost of Investments	$38,211,067	$29,046,890	$20,736	$207,001

The accompanying notes are an integral part of these financial statements.

8

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2009

(continued)

	Financial Services Fund	Health Care Fund	Russell 2000 1.5x Strategy Fund	Nova Fund
Assets:
Investments at fair value	$—	$—	$49,048	$187,766
Dividends receivable	—	—	—	—
Receivable for securities sold	—	—	2	7

Liabilities:
Payable for securities purchased	—	—	—	—

Total Net Assets	$—	$—	$49,050	$187,773

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$—	$—	$—	$—
Diversifier II/Optimizer/Retirement Planner VA Policies	—	—	—	—
Olympia XT Advisor Policies	—	—	39,492	187,773
Penn Freedom Advisor Policies	—	—	9,558	—
Pennant Select Policies	—	—	—	—
PennFreedom Policies	—	—	—	—

Total Net Assets	$—	$—	$49,050	$187,773

Commander/Enhanced Credit VA accumulation of unit values	$—	$—	$—	$—

Diversifier II/Optimizer/Retirement Planner VA accumulation of unit values	$—	$—	$—	$—

Olympia XT Advisor accumulation of unit values	$6.65	$12.27	$8.73	$7.81

Penn Freedom Advisor accumulation of unit values	$6.55	$12.09	$8.60	$7.69

Pennant Select accumulation of unit values	$—	$—	$—	$—

PennFreedom accumulation of unit values	$—	$—	$—	$—

Cost of Investments	$—	$—	$44,050	$138,945

The accompanying notes are an integral part of these financial statements.

9

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2009

(continued)

	NASDAQ-100 Fund	Technology Fund	Inverse S&P 500 Strategy Fund	Government Long Bond 1.2x Strategy Fund
Assets:
Investments at fair value	$108,294	$30,102	$1,218	$8,081
Dividends receivable	—	—	—	—
Receivable for securities sold	4	1	—	—

Liabilities:
Payable for securities purchased	—	—	—	—

Total Net Assets	$108,298	$30,103	$1,218	$8,081

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$—	$—	$—	$—
Diversifier II/Optimizer/Retirement Planner VA Policies	—	—	—	—
Olympia XT Advisor Policies	108,298	30,103	—	8,081
Penn Freedom Advisor Policies	—	—	1,218	—
Pennant Select Policies	—	—	—	—
PennFreedom Policies	—	—	—	—

Total Net Assets	$108,298	$30,103	$1,218	$8,081

Commander/Enhanced Credit VA accumulation of unit values	$—	$—	$—	$—

Diversifier II/Optimizer/Retirement Planner VA accumulation of unit values	$—	$—	$—	$—

Olympia XT Advisor accumulation of unit values	$12.33	$11.38	$6.70	$13.28

Penn Freedom Advisor accumulation of unit values	$12.15	$11.21	$6.60	$13.08

Pennant Select accumulation of unit values	$—	$—	$—	$—

PennFreedom accumulation of unit values	$—	$—	$—	$—

Cost of Investments	$105,851	$27,104	$1,718	$13,048

The accompanying notes are an integral part of these financial statements.

10

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2009

(continued)

	U.S. Government Money Market Fund	Utilities Fund	Equity Income Portfolio II	International Stock Portfolio
Assets:
Investments at fair value	$331,250	$—	$86,188	$52,553
Dividends receivable	—	—	—	—
Receivable for securities sold	13	—	3	2

Liabilities:
Payable for securities purchased	—	—	—	—

Total Net Assets	$331,263	$—	$86,191	$52,555

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$—	$—	$—	$—
Diversifier II/Optimizer/Retirement Planner VA Policies	—	—	—	—
Olympia XT Advisor Policies	230,241	—	65,525	30,166
Penn Freedom Advisor Policies	101,022	—	20,666	22,389
Pennant Select Policies	—	—	—	—
PennFreedom Policies	—	—	—	—

Total Net Assets	$331,263	$—	$86,191	$52,555

Commander/Enhanced Credit VA accumulation of unit values	$—	$—	$—	$—

Diversifier II/Optimizer/Retirement Planner VA accumulation of unit values	$—	$—	$—	$—

Olympia XT Advisor accumulation of unit values	$10.06	$11.42	$10.73	$13.17

Penn Freedom Advisor accumulation of unit values	$9.91	$11.25	$10.72	$12.97

Pennant Select accumulation of unit values	$—	$—	$—	$—

PennFreedom accumulation of unit values	$—	$—	$—	$—

Cost of Investments	$331,263	$—	$74,234	$64,190

The accompanying notes are an integral part of these financial statements.

11

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2009

	Total	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund
Net Investment Income (Loss):
Dividends	$2,503,608	$709,803	$—	$27,913

Expense:
Mortality and expense risk and administration charges	26,822,734	1,860,996	785,819	2,083,049

Net investment income (loss)	(24,319,126)	(1,151,193)	(785,819)	(2,055,136)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	(110,488,521)	—	281,814	48,844
Realized gains distributions	1,361,371	—	—	1,319,013

Net realized gain (loss) from investment transactions	(109,127,150)	—	281,814	1,367,857
Net change in unrealized gain (loss) of investments	625,486,975	—	883,694	7,992,777

Net realized and unrealized gain (loss) on investments	516,359,825	—	1,165,508	9,360,634

Net increase (decrease) in net assets resulting from operations	$492,040,699	$(1,151,193)	$379,689	$7,305,498

The accompanying notes are an integral part of these financial statements.

12

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2009

(continued)

	High Yield Bond Fund	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund
Net Investment Income (Loss):
Dividends	$—	$130,515	$—	$6,347

Expense:
Mortality and expense risk and administration charges	631,646	10,177,793	397,216	768,752

Net investment income (loss)	(631,646)	(10,047,278)	(397,216)	(762,405)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	(2,846,699)	(28,785,452)	(1,512,482)	(5,793,211)
Realized gains distributions	—	—	—	—

Net realized gain (loss) from investment transactions	(2,846,699)	(28,785,452)	(1,512,482)	(5,793,211)
Net change in unrealized gain (loss) of investments	21,568,013	259,978,574	6,714,894	28,212,229

Net realized and unrealized gain (loss) on investments	18,721,314	231,193,122	5,202,412	22,419,018

Net increase (decrease) in net assets resulting from operations	$18,089,668	$221,145,844	$4,805,196	$21,656,613

The accompanying notes are an integral part of these financial statements.

13

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2009

(continued)

	Large Cap Growth Fund	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund
Net Investment Income (Loss):
Dividends	$—	$21,108	$—	$—

Expense:
Mortality and expense risk and administration charges	172,328	555,894	831,033	784,241

Net investment income (loss)	(172,328)	(534,786)	(831,033)	(784,241)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	(1,669,626)	(4,487,973)	(6,133,356)	(4,141,617)
Realized gains distributions	—	—	—	—

Net realized gain (loss) from investment transactions	(1,669,626)	(4,487,973)	(6,133,356)	(4,141,617)
Net change in unrealized gain (loss) of investments	6,194,759	18,382,257	25,308,956	14,953,368

Net realized and unrealized gain (loss) on investments	4,525,133	13,894,284	19,175,600	10,811,751

Net increase (decrease) in net assets resulting from operations	$4,352,805	$13,359,498	$18,344,567	$10,027,510

The accompanying notes are an integral part of these financial statements.

14

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2009

(continued)

	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—

Expense:
Mortality and expense risk and administration charges	973,642	460,604	532,084	264,316

Net investment income (loss)	(973,642)	(460,604)	(532,084)	(264,316)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	(5,559,069)	(2,365,261)	(6,213,015)	(3,952,511)
Realized gains distributions	—	—	—	—

Net realized gain (loss) from investment transactions	(5,559,069)	(2,365,261)	(6,213,015)	(3,952,511)
Net change in unrealized gain (loss) of investments	24,919,911	17,173,149	23,368,070	9,129,729

Net realized and unrealized gain (loss) on investments	19,360,842	14,807,888	17,155,055	5,177,218

Net increase (decrease) in net assets resulting from operations	$18,387,200	$14,347,284	$16,622,971	$4,912,902

The accompanying notes are an integral part of these financial statements.

15

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2009

(continued)

	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—

Expense:
Mortality and expense risk and administration charges	42,405	31,613	381,165	827,140

Net investment income (loss)	(42,405)	(31,613)	(381,165)	(827,140)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	367,906	146,452	(6,316,790)	(9,421,137)
Realized gains distributions	—	—	—	—

Net realized gain (loss) from investment transactions	367,906	146,452	(6,316,790)	(9,421,137)
Net change in unrealized gain (loss) of investments	1,106,643	1,034,871	20,032,331	26,433,762

Net realized and unrealized gain (loss) on investments	1,474,549	1,181,323	13,715,541	17,012,625

Net increase (decrease) in net assets resulting from operations	$1,432,144	$1,149,710	$13,334,376	$16,185,485

The accompanying notes are an integral part of these financial statements.

16

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2009

(continued)

	Small Cap Index Fund	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund
Net Investment Income (Loss):
Dividends	$—	$514	$1,561,977	$9,650

Expense:
Mortality and expense risk and administration charges	25,860	48,708	1,643,964	583,121

Net investment income (loss)	(25,860)	(48,194)	(81,987)	(573,471)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	95,562	183,960	(9,094,973)	(3,243,440)
Realized gains distributions	—	—	—	—

Net realized gain (loss) from investment transactions	95,562	183,960	(9,094,973)	(3,243,440)
Net change in unrealized gain (loss) of investments	671,722	1,191,734	35,535,789	26,853,355

Net realized and unrealized gain (loss) on investments	767,284	1,375,694	26,440,816	23,609,915

Net increase (decrease) in net assets resulting from operations	$741,424	$1,327,500	$26,358,829	$23,036,444

The accompanying notes are an integral part of these financial statements.

17

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2009

(continued)

	REIT Fund	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—

Expense:
Mortality and expense risk and administration charges	310,551	84,128	398,685	625,576

Net investment income (loss)	(310,551)	(84,128)	(398,685)	(625,576)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	(10,589,802)	180,175	(77,833)	88,199
Realized gains distributions	—	1,225	9,220	12,901

Net realized gain (loss) from investment transactions	(10,589,802)	181,400	(68,613)	101,100
Net change in unrealized gain (loss) of investments	18,829,100	1,992,913	9,234,257	11,652,028

Net realized and unrealized gain (loss) on investments	8,239,298	2,174,313	9,165,644	11,753,128

Net increase (decrease) in net assets resulting from operations	$7,928,747	$2,090,185	$8,766,959	$11,127,552

The accompanying notes are an integral part of these financial statements.

18

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2009

(continued)

	Moderately Conservative Allocation Fund	Conservative Allocation Fund	V.I. Capital Appreciation Fund	High Income Bond Fund II
Net Investment Income (Loss):
Dividends	$32	$157	$106	$30,428

Expense:
Mortality and expense risk and administration charges	298,201	226,289	460	3,673

Net investment income (loss)	(298,169)	(226,132)	(354)	26,755

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	241,907	159,429	(9,064)	5,909
Realized gains distributions	—	15,172	—	—

Net realized gain (loss) from investment transactions	241,907	174,601	(9,064)	5,909
Net change in unrealized gain (loss) of investments	3,954,919	1,899,729	15,118	80,299

Net realized and unrealized gain (loss) on investments	4,196,826	2,074,330	6,054	86,208

Net increase (decrease) in net assets resulting from operations	$3,898,657	$1,848,198	$5,700	$112,963

The accompanying notes are an integral part of these financial statements.

19

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2009

(continued)

	Financial Services Fund	Health Care Fund	Russell 2000 1.5x Strategy Fund	Nova Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$1,502

Expense:
Mortality and expense risk and administration charges	209	24	547	1,749

Net investment income (loss)	(209)	(24)	(547)	(247)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	(9,048)	(1,756)	799	(24,469)
Realized gains distributions	—	—	—	—

Net realized gain (loss) from investment transactions	(9,048)	(1,756)	799	(24,469)
Net change in unrealized gain (loss) of investments	14,488	1,664	11,049	79,555

Net realized and unrealized gain (loss) on investments	5,440	(92)	11,848	55,086

Net increase (decrease) in net assets resulting from operations	$5,231	$(116)	$11,301	$54,839

The accompanying notes are an integral part of these financial statements.

20

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2009

(continued)

	NASDAQ-100 Fund	Technology Fund	Inverse S&P 500 Strategy Fund	Government Long Bond 1.2x Strategy Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$497

Expense:
Mortality and expense risk and administration charges	375	209	22	374

Net investment income (loss)	(375)	(209)	(22)	123

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	(859)	2,444	(1)	61,743
Realized gains distributions	—	—	—	3,725

Net realized gain (loss) from investment transactions	(859)	2,444	(1)	65,468
Net change in unrealized gain (loss) of investments	13,982	6,248	(462)	(89,226)

Net realized and unrealized gain (loss) on investments	13,123	8,692	(463)	(23,758)

Net increase (decrease) in net assets resulting from operations	$12,748	$8,483	$(485)	$(23,635)

The accompanying notes are an integral part of these financial statements.

21

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2009

(continued)

	U.S. Government Money Market Fund	Utilities Fund	Equity Income Portfolio II	International Stock Portfolio
Net Investment Income (Loss):
Dividends	$98	$—	$1,774	$1,187

Expense:
Mortality and expense risk and administration charges	5,895	244	1,347	787

Net investment income (loss)	(5,797)	(244)	427	400

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	—	(13,073)	(52,911)	(38,236)
Realized gains distributions	115	—	—	—

Net realized gain (loss) from investment transactions	115	(13,073)	(52,911)	(38,236)
Net change in unrealized gain (loss) of investments	—	13,215	74,029	63,483

Net realized and unrealized gain (loss) on investments	115	142	21,118	25,247

Net increase (decrease) in net assets resulting from operations	$(5,682)	$(102)	$21,545	$25,647

The accompanying notes are an integral part of these financial statements.

22

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	Total		Money Market Fund		Limited Maturity Bond Fund
	2009	2008	2009	2008	2009	2008
Operations:
Net investment income (loss)	$(24,319,126)	$25,866,265	$(1,151,193)	$1,424,700	$(785,819)	$1,299,530
Net realized gains (losses) from investment transactions	(109,127,150)	(32,187,117)	—	—	281,814	119,096
Net change in unrealized gain (loss) of investments	625,486,975	(806,531,136)	—	—	883,694	567,414

Net increase (decrease) in net assets resulting from operations	492,040,699	(812,851,988)	(1,151,193)	1,424,700	379,689	1,986,040

Variable Annuity Activities:
Purchase payments	353,205,393	266,058,079	20,925,866	20,698,457	10,623,498	11,062,967
Surrender benefits	(207,689,781)	(230,828,729)	(41,478,287)	(24,302,796)	(5,310,674)	(5,922,537)
Net transfers	214,026,294	48,782,924	(22,032,878)	108,574,866	10,565,148	7,157,695
Considerations for supplementary contracts with life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	(76,148)	(198,387)	—	(279)	—	—
Contract administration charges	(8,852,657)	(7,222,314)	(618,110)	(363,461)	(312,841)	(209,575)
Annuity benefits	(14,447,252)	(43,413,785)	(1,255,493)	(2,489,286)	(682,650)	(1,745,735)

Net increase (decrease) in net assets resulting from variable annuity activities	336,165,849	33,177,788	(44,458,902)	102,117,501	14,882,481	10,342,815

Total increase (decrease) in net assets	828,206,548	(779,674,200)	(45,610,095)	103,542,201	15,262,170	12,328,855
Net Assets:
Beginning of year	1,816,595,483	2,596,269,683	154,896,272	51,354,071	57,523,032	45,194,177

End of year	$2,644,802,031	$1,816,595,483	$109,286,177	$154,896,272	$72,785,202	$57,523,032

	Quality Bond Fund		High Yield Bond Fund		Flexibly Managed Fund
	2009	2008	2009	2008	2009	2008
Operations:
Net investment income (loss)	$(2,055,136)	$4,954,920	$(631,646)	$3,974,504	$(10,047,278)	$13,085,484
Net realized gains (losses) from investment transactions	1,367,857	2,340,340	(2,846,699)	(2,531,070)	(28,785,452)	16,762,843
Net change in unrealized gain (loss) of investments	7,992,777	(2,076,525)	21,568,013	(14,320,673)	259,978,574	(324,443,270)

Net increase (decrease) in net assets resulting from operations	7,305,498	5,218,735	18,089,668	(12,877,239)	221,145,844	(294,594,943)

Variable Annuity Activities:
Purchase payments	24,897,897	18,737,927	8,253,791	4,135,618	97,322,778	88,622,973
Surrender benefits	(15,482,121)	(15,365,209)	(4,592,943)	(6,682,091)	(73,102,578)	(80,599,409)
Net transfers	42,037,690	4,611,438	9,502,159	(3,912,354)	54,414,646	(50,892,338)
Considerations for supplementary contracts with life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	(1,421)	(1,412)	(1,518)	(1,324)	(25,008)	(131,229)
Contract administration charges	(725,022)	(513,601)	(173,736)	(128,194)	(3,293,792)	(2,910,141)
Annuity benefits	(1,469,630)	(2,891,512)	(413,915)	(1,445,216)	(5,282,502)	(19,273,560)

Net increase (decrease) in net assets resulting from variable annuity activities	49,257,393	4,577,631	12,573,838	(8,033,561)	70,033,544	(65,183,704)

Total increase (decrease) in net assets	56,562,891	9,796,366	30,663,506	(20,910,800)	291,179,388	(359,778,647)
Net Assets:
Beginning of year	142,182,138	132,385,772	36,501,137	57,411,937	705,652,970	1,065,431,617

End of year	$198,745,029	$142,182,138	$67,164,643	$36,501,137	$996,832,358	$705,652,970

(a)	For the period from August 25, 2008 (date fund became available for investment to contract owners) to December 31, 2008.

The accompanying notes are an integral part of these financial statements.

23

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

(continued)

	Balanced Fund		Large Growth Stock Fund*		Large Cap Growth Fund
	2009	2008	2009	2008	2009	2008
Operations:
Net investment income (loss)	$(397,216)	$1,093,134	$(762,405)	$(725,331)	$(172,328)	$(138,299)
Net realized gains (losses) from investment transactions	(1,512,482)	(1,287,293)	(5,793,211)	(5,916,587)	(1,669,626)	(233,064)
Net change in unrealized gain (loss) of investments	6,714,894	(6,575,530)	28,212,229	(29,957,228)	6,194,759	(7,982,122)

Net increase (decrease) in net assets resulting from operations	4,805,196	(6,769,689)	21,656,613	(36,599,146)	4,352,805	(8,353,485)

Variable Annuity Activities:
Purchase payments	5,101,114	1,169,087	9,564,155	9,329,936	3,724,900	1,511,238
Surrender benefits	(3,274,585)	(1,839,434)	(4,320,996)	(6,540,798)	(1,076,979)	(1,483,300)
Net transfers	(1,894,329)	39,509,776	721,153	1,936,985	1,248,415	(497,534)
Considerations for supplementary contracts with life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(113,929)	(33,807)	(276,819)	(247,645)	(58,411)	(53,331)
Annuity benefits	(437,890)	(75,710)	(379,545)	(1,007,087)	(112,157)	(202,454)

Net increase (decrease) in net assets resulting from variable annuity activities	(619,619)	38,729,912	5,307,948	3,471,391	3,725,768	(725,381)

Total increase (decrease) in net assets	4,185,577	31,960,223	26,964,561	(33,127,755)	8,078,573	(9,078,866)
Net Assets:
Beginning of year	31,960,223	—	50,174,060	83,301,815	10,462,800	19,541,666

End of year	$36,145,800	$31,960,223	$77,138,621	$50,174,060	$18,541,373	$10,462,800

	Large Core Growth Fund		Large Cap Value Fund		Large Core Value Fund
	2009	2008(a)	2009	2008	2009	2008(a)
Operations:
Net investment income (loss)	$(534,786)	$(126,035)	$(831,033)	$360,649	$(784,241)	$286,038
Net realized gains (losses) from investment transactions	(4,487,973)	(2,110,952)	(6,133,356)	(376,487)	(4,141,617)	(2,022,428)
Net change in unrealized gain (loss) of investments	18,382,257	(25,058,280)	25,308,956	(53,354,018)	14,953,368	(22,475,222)

Net increase (decrease) in net assets resulting from operations	13,359,498	(27,295,267)	18,344,567	(53,369,856)	10,027,510	(24,211,612)

Variable Annuity Activities:
Purchase payments	2,954,389	751,945	7,761,091	4,186,661	6,652,989	1,312,183
Surrender benefits	(4,754,851)	(2,597,432)	(7,232,809)	(10,918,966)	(5,754,647)	(3,181,744)
Net transfers	(184,674)	71,043,925	(181,097)	(6,374,467)	1,717,963	87,812,673
Considerations for supplementary contracts with life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	(12,330)	(17,099)	(17,124)	(6,702)
Contract administration charges	(128,943)	(45,567)	(173,298)	(193,412)	(264,504)	(85,699)
Annuity benefits	(155,785)	(103,629)	(673,512)	(1,377,182)	(407,065)	(144,586)

Net increase (decrease) in net assets resulting from variable annuity activities	(2,269,864)	69,049,242	(511,955)	(14,694,465)	1,927,612	85,706,125

Total increase (decrease) in net assets	11,089,634	41,753,975	17,832,612	(68,064,321)	11,955,122	61,494,513
Net Assets:
Beginning of year	41,753,975	—	60,306,101	128,370,422	61,494,513	—

End of year	$52,843,609	$41,753,975	$78,138,713	$60,306,101	$73,449,635	$61,494,513

(a)	For the period from August 25, 2008 (date fund became available for investment to contract owners) to December 31, 2008.
*	Prior to August 25, 2008, Large Growth Stock Fund was named Growth Stock Fund.

The accompanying notes are an integral part of these financial statements.

24

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

(continued)

	Index 500 Fund		Mid Cap Growth Fund		Mid Cap Value Fund
	2009	2008	2009	2008	2009	2008
Operations:
Net investment income (loss)	$(973,642)	$838,152	$(460,604)	$(600,415)	$(532,084)	$(190,277)
Net realized gains (losses) from investment transactions	(5,559,069)	(1,567,388)	(2,365,261)	1,006,044	(6,213,015)	(2,859,192)
Net change in unrealized gain (loss) of investments	24,919,911	(40,690,907)	17,173,149	(30,679,304)	23,368,070	(30,092,829)

Net increase (decrease) in net assets resulting from operations	18,387,200	(41,420,143)	14,347,284	(30,273,675)	16,622,971	(33,142,298)

Variable Annuity Activities:
Purchase payments	9,843,728	11,379,172	4,136,446	5,076,444	5,856,025	4,791,340
Surrender benefits	(5,967,273)	(9,182,318)	(2,876,470)	(4,825,771)	(3,846,827)	(5,768,948)
Net transfers	634,264	3,804,330	803,240	(48,877)	1,437,747	(4,607,387)
Considerations for supplementary contracts with life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	(2,006)	(2,597)	—	—	—	—
Contract administration charges	(361,648)	(325,877)	(175,296)	(165,311)	(148,277)	(152,950)
Annuity benefits	(499,349)	(1,829,265)	(165,856)	(583,820)	(486,473)	(693,745)

Net increase (decrease) in net assets resulting from variable annuity activities	3,647,716	3,843,445	1,722,064	(547,335)	2,812,195	(6,431,690)

Total increase (decrease) in net assets	22,034,916	(37,576,698)	16,069,348	(30,821,010)	19,435,166	(39,573,988)
Net Assets:
Beginning of year	71,532,984	109,109,682	30,867,449	61,688,459	35,183,646	74,757,634

End of year	$93,567,900	$71,532,984	$46,936,797	$30,867,449	$54,618,812	$35,183,646

	Mid Core Value Fund**		SMID Cap Growth Fund		SMID Cap Value Fund
	2009	2008	2009	2008(a)	2009	2008(a)
Operations:
Net investment income (loss)	$(264,316)	$127,711	$(42,405)	$(1,054)	$(31,613)	$957
Net realized gains (losses) from investment transactions	(3,952,511)	(2,235,767)	367,906	(19,359)	146,452	(10,951)
Net change in unrealized gain (loss) of investments	9,129,729	(11,204,731)	1,106,643	(65,358)	1,034,871	(9,759)

Net increase (decrease) in net assets resulting from operations	4,912,902	(13,312,787)	1,432,144	(85,771)	1,149,710	(19,753)

Variable Annuity Activities:
Purchase payments	2,739,240	5,208,115	1,310,862	314,210	1,753,406	243,435
Surrender benefits	(1,286,270)	(1,811,667)	(149,683)	(1,912)	(118,413)	(1,046)
Net transfers	(275,533)	(1,447,567)	3,688,419	226,858	1,773,257	131,193
Considerations for supplementary contracts with life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(108,993)	(93,266)	(13,373)	(725)	(9,467)	(364)
Annuity benefits	(219,369)	(503,105)	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	849,075	1,352,510	4,836,225	538,431	3,398,783	373,218

Total increase (decrease) in net assets	5,761,977	(11,960,277)	6,268,369	452,660	4,548,493	353,465
Net Assets:
Beginning of year	19,985,689	31,945,966	452,660	—	353,465	—

End of year	$25,747,666	$19,985,689	$6,721,029	$452,660	$4,901,958	$353,465

(a)	For the period from August 25, 2008 (date fund became available for investment to contract owners) to December 31, 2008.
**	Prior to August 25, 2008, Mid Core Value Fund was named Strategic Value Fund.

The accompanying notes are an integral part of these financial statements.

25

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

(continued)

	Small Cap Growth Fund		Small Cap Value Fund		Small Cap Index Fund
	2009	2008	2009	2008	2009	2008(a)
Operations:
Net investment income (loss)	$(381,165)	$(421,540)	$(827,140)	$(342,404)	$(25,860)	$943
Net realized gains (losses) from investment transactions	(6,316,790)	(4,765,683)	(9,421,137)	(5,227,891)	95,562	(16,962)
Net change in unrealized gain (loss) of investments	20,032,331	(18,280,621)	26,433,762	(19,549,283)	671,722	2,739

Net increase (decrease) in net assets resulting from operations	13,334,376	(23,467,844)	16,185,485	(25,119,578)	741,424	(13,280)

Variable Annuity Activities:
Purchase payments	3,309,764	3,036,694	8,417,054	6,849,713	2,429,666	121,969
Surrender benefits	(2,335,568)	(3,874,099)	(6,055,486)	(8,355,430)	(58,485)	(209)
Net transfers	2,624,461	(536,197)	(1,710,294)	(8,251,223)	1,094,176	126,706
Considerations for supplementary contracts with life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	(14,992)	(19,368)	—	—
Contract administration charges	(95,422)	(94,103)	(271,499)	(270,879)	(5,595)	(118)
Annuity benefits	(77,269)	(529,121)	(353,124)	(1,250,785)	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	3,425,966	(1,996,826)	11,659	(11,297,972)	3,459,762	248,348

Total increase (decrease) in net assets	16,760,342	(25,464,670)	16,197,144	(36,417,550)	4,201,186	235,068
Net Assets:
Beginning of year	23,076,748	48,541,418	62,928,138	99,345,688	235,068	—

End of year	$39,837,090	$23,076,748	$79,125,282	$62,928,138	$4,436,254	$235,068

	Developed International Index Fund		International Equity Fund		Emerging Markets Equity Fund
	2009	2008(a)	2009	2008	2009	2008(a)
Operations:
Net investment income (loss)	$(48,194)	$563	$(81,987)	$1,779,460	$(573,471)	$(49,375)
Net realized gains (losses) from investment transactions	183,960	(95)	(9,094,973)	8,734,930	(3,243,440)	(3,916,284)
Net change in unrealized gain (loss) of investments	1,191,734	2,055	35,535,789	(103,200,186)	26,853,355	(19,123,734)

Net increase (decrease) in net assets resulting from operations	1,327,500	2,523	26,358,829	(92,685,796)	23,036,444	(23,089,393)

Variable Annuity Activities:
Purchase payments	4,847,263	228,734	15,211,079	22,462,819	8,915,199	1,811,245
Surrender benefits	(107,458)	(337)	(8,812,851)	(14,029,984)	(3,047,642)	(1,129,344)
Net transfers	3,093,396	38,760	1,674,531	(4,362,165)	6,425,367	54,301,083
Considerations for supplementary contracts with life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(12,182)	(43)	(633,346)	(626,028)	(217,074)	(57,020)
Annuity benefits	—	—	(744,150)	(2,181,778)	(99,004)	(73,557)

Net increase (decrease) in net assets resulting from variable annuity activities	7,821,019	267,114	6,695,263	1,262,864	11,976,846	54,852,407

Total increase (decrease) in net assets	9,148,519	269,637	33,054,092	(91,422,932)	35,013,290	31,763,014
Net Assets:
Beginning of year	269,637	—	124,766,551	216,189,483	31,763,014	—

End of year	$9,418,156	$269,637	$157,820,643	$124,766,551	$66,776,304	$31,763,014

(a)	For the period from August 25, 2008 (date fund became available for investment to contract owners) to December 31, 2008.

The accompanying notes are an integral part of these financial statements.

26

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

(continued)

	REIT Fund		Aggressive Allocation Fund		Moderately Aggressive Allocation Fund		Moderate Allocation Fund
	2009	2008	2009	2008(a)	2009	2008(a)	2009	2008(a)
Operations:
Net investment income (loss)	$(310,551)	$742,278	$(84,128)	$11,386	$(398,685)	$180,591	$(625,576)	$243,581
Net realized gains (losses) from investment transactions	(10,589,802)	(3,987,314)	181,400	(8,269)	(68,613)	(21,785)	101,100	(160,289)
Net change in unrealized gain (loss) of investments	18,829,100	(9,930,582)	1,992,913	30,094	9,234,257	(138,691)	11,652,028	(402,225)

Net increase (decrease) in net assets resulting from operations	7,928,747	(13,175,618)	2,090,185	33,211	8,766,959	20,115	11,127,552	(318,933)

Variable Annuity Activities:
Purchase payments	4,880,150	4,256,462	6,795,808	794,525	24,657,638	8,221,607	32,582,358	7,493,379
Surrender benefits	(1,628,647)	(2,594,088)	(6,415)	—	(732,369)	(15,165)	(1,581,254)	(40,919)
Net transfers	(353,071)	(2,033,970)	2,970,618	67,484	14,074,586	2,255,645	43,902,106	4,950,697
Considerations for supplementary contracts with life contingency	—	—	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	(1,749)	(2,917)	—	—	—	—	—	—
Contract administration charges	(124,721)	(121,275)	(19,289)	(183)	(130,628)	(2,682)	(223,287)	(3,686)
Annuity benefits	(92,827)	(434,569)	(41,194)	—	(1,180)	—	(232,444)	—

Net increase (decrease) in net assets resulting from variable annuity activities	2,679,135	(930,357)	9,699,528	861,826	37,868,047	10,459,405	74,447,479	12,399,471

Total increase (decrease) in net assets	10,607,882	(14,105,975)	11,789,713	895,037	46,635,006	10,479,520	85,575,031	12,080,538
Net Assets:
Beginning of year	22,102,876	36,208,851	895,037	—	10,479,520	—	12,080,538	—

End of year	$32,710,758	$22,102,876	$12,684,750	$895,037	$57,114,526	$10,479,520	$97,655,569	$12,080,538

	Moderately Conservative Allocation Fund		Conservative Allocation Fund		V.I. Capital Appreciation Fund		High Income Bond Fund II
	2009	2008(a)	2009	2008(a)	2009	2008	2009	2008
Operations:
Net investment income (loss)	$(298,169)	$187,510	$(226,132)	$216,470	$(354)	$(1,192)	$26,755	$21,291
Net realized gains (losses) from investment transactions	241,907	(299,602)	174,601	(90,728)	(9,064)	(25,465)	5,909	(51,553)
Net change in unrealized gain (loss) of investments	3,954,919	(326,036)	1,899,729	(266,528)	15,118	(23,323)	80,299	(23,478)

Net increase (decrease) in net assets resulting from operations	3,898,657	(438,128)	1,848,198	(140,786)	5,700	(49,980)	112,963	(53,740)

Variable Annuity Activities:
Purchase payments	12,740,036	1,978,341	4,997,203	831,843	—	—	—	—
Surrender benefits	(1,152,057)	(11,934)	(1,043,068)	(49,342)	(31,150)	(30,122)	(52,143)	(112,989)
Net transfers	18,824,072	6,095,366	17,435,595	7,042,329	(1,022)	1,158	134,250	(156,413)
Considerations for supplementary contracts with life contingency	—	—	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—	—	—
Contract administration charges	(90,620)	(3,784)	(68,977)	(8,034)	(156)	(168)	(720)	(711)
Annuity benefits	—	—	(164,869)	—	—	(3,126)	—	(24,816)

Net increase (decrease) in net assets resulting from variable annuity activities	30,321,431	8,057,989	21,155,884	7,816,796	(32,328)	(32,258)	81,387	(294,929)

Total increase (decrease) in net assets	34,220,088	7,619,861	23,004,082	7,676,010	(26,628)	(82,238)	194,350	(348,669)
Net Assets:
Beginning of year	7,619,861	—	7,676,010	—	44,981	127,219	70,101	418,770

End of year	$41,839,949	$7,619,861	$30,680,092	$7,676,010	$18,353	$44,981	$264,451	$70,101

(a)	For the period from August 25, 2008 (date fund became available for investment to contract owners) to December 31, 2008.

The accompanying notes are an integral part of these financial statements.

27

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

(continued)

	Financial Services Fund		Health Care Fund		Russell 2000 1.5x Strategy Fund***
	2009	2008	2009	2008	2009	2008
Operations:
Net investment income (loss)	$(209)	$(413)	$(24)	$(235)	$(547)	$(952)
Net realized gains (losses) from investment transactions	(9,048)	(13,033)	(1,756)	(7,344)	799	(54,178)
Net change in unrealized gain (loss) of investments	14,488	(1,740)	1,664	(1,056)	11,049	8,313

Net increase (decrease) in net assets resulting from operations	5,231	(15,186)	(116)	(8,635)	11,301	(46,817)

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	(17,729)	(888)	(5,225)	(6,691)	(28,507)	(24,945)
Net transfers	(3,447)	(633)	(229)	(9,905)	10,162	(31,741)
Considerations for supplementary contracts with life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	0	—	—	—
Contract administration charges	(71)	(58)	(7)	(30)	(176)	(190)
Annuity benefits	—	(1,167)	—	(69)	—	(2,237)

Net increase (decrease) in net assets resulting from variable annuity activities	(21,247)	(2,746)	(5,461)	(16,695)	(18,521)	(59,113)

Total increase (decrease) in net assets	(16,016)	(17,932)	(5,577)	(25,330)	(7,220)	(105,930)
Net Assets:
Beginning of year	16,016	33,948	5,577	30,907	56,270	162,200

End of year	$—	$16,016	$—	$5,577	$49,050	$56,270

	Nova Fund		NASDAQ-100 Fund		Technology Fund
	2009	2008	2009	2008	2009	2008
Operations:
Net investment income (loss)	$(247)	$(1,769)	$(375)	$(1,163)	$(209)	$(94)
Net realized gains (losses) from investment transactions	(24,469)	(72,464)	(859)	(47,160)	2,444	(2,295)
Net change in unrealized gain (loss) of investments	79,555	(21,558)	13,982	(21,995)	6,248	(3,072)

Net increase (decrease) in net assets resulting from operations	54,839	(95,791)	12,748	(70,318)	8,483	(5,461)

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	(31,326)	(18,659)	(29,161)	(21,255)	(3,958)	(47)
Net transfers	129,139	4,900	103,441	(160,003)	22,068	532
Considerations for supplementary contracts with life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(307)	(300)	(167)	(205)	(28)	(13)
Annuity benefits	—	(51,191)	—	(3,136)	—	(30)

Net increase (decrease) in net assets resulting from variable annuity activities	97,506	(65,250)	74,113	(184,599)	18,082	442

Total increase (decrease) in net assets	152,345	(161,041)	86,861	(254,917)	26,565	(5,019)
Net Assets:
Beginning of year	35,428	196,469	21,437	276,354	3,538	8,557

End of year	$187,773	$35,428	$108,298	$21,437	$30,103	$3,538

(a)	For the period from August 25, 2008 (date fund became available for investment to contract owners) to December 31, 2008.
***	Prior to April 1, 2008, Russell 2000 1.5x Strategy Fund was named Russell 2000 Advantage Fund.

The accompanying notes are an integral part of these financial statements.

28

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

(continued)

	Inverse S&P 500 Strategy Fund****		Government Long Bond 1.2x Strategy Fund*****		U.S. Government Money Market Fund
	2009	2008	2009	2008	2009	2008
Operations:
Net investment income (loss)	$(22)	$(99)	$123	$2,515	$(5,797)	$(835)
Net realized gains (losses) from investment transactions	(1)	4,613	65,468	21,036	115	—
Net change in unrealized gain (loss) of investments	(462)	(38)	(89,226)	76,408	—	—

Net increase (decrease) in net assets resulting from operations	(485)	4,476	(23,635)	99,959	(5,682)	(835)

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	—	(6,368)	(210)	(57,461)	(162,190)	(330,714)
Net transfers	(2)	3,797	(305,636)	138,618	(65,107)	318,144
Considerations for supplementary contracts with life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(11)	(29)	(85)	(462)	(1,262)	(1,449)
Annuity benefits	—	(160)	—	(3,721)	—	(12,960)

Net increase (decrease) in net assets resulting from variable annuity activities	(13)	(2,760)	(305,931)	76,974	(228,559)	(26,979)

Total increase (decrease) in net assets	(498)	1,716	(329,566)	176,933	(234,241)	(27,814)
Net Assets:
Beginning of year	1,716	—	337,647	160,714	565,504	593,318

End of year	$1,218	$1,716	$8,081	$337,647	$331,263	$565,504

	Utilities Fund		Equity Income Portfolio II		International Stock Portfolio
	2009	2008	2009	2008	2009	2008
Operations:
Net investment income (loss)	$(244)	$(658)	$427	$1,690	$400	$250
Net realized gains (losses) from investment transactions	(13,073)	(14,162)	(52,911)	(60,082)	(38,236)	(21,999)
Net change in unrealized gain (loss) of investments	13,215	(6,481)	74,029	(39,427)	63,483	(61,694)

Net increase (decrease) in net assets resulting from operations	(102)	(21,301)	21,545	(97,819)	25,647	(83,443)

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	(33,370)	(6,563)	(68,731)	(51,072)	(38,375)	(25,784)
Net transfers	(128)	(29,133)	(27,020)	(32,121)	(1,308)	(62,359)
Considerations for supplementary contracts with life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(142)	(115)	(251)	(451)	(175)	(279)
Annuity benefits	—	(1,940)	—	(4,106)	—	(4,254)

Net increase (decrease) in net assets resulting from variable annuity activities	(33,640)	(37,751)	(96,002)	(87,750)	(39,858)	(92,676)

Total increase (decrease) in net assets	(33,742)	(59,052)	(74,457)	(185,569)	(14,211)	(176,119)
Net Assets:
Beginning of year	33,742	92,794	160,648	346,217	66,766	242,885

End of year	$—	$33,742	$86,191	$160,648	$52,555	$66,766

(a)	For the period from August 25, 2008 (date fund became available for investment to contract owners) to December 31, 2008.
****	Prior to April 1, 2008, Inverse S&P 500 Strategy Fund was named Inverse S&P 500 Index Fund.
*****	Prior to April 1, 2008, Government Long Bond 1.2x Strategy Fund was named Government Long Bond Advantage Fund.

The accompanying notes are an integral part of these financial statements.

29

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

Notes to Financial Statements — December 31, 2009

Note 1.    Organization

Penn Mutual Variable Annuity Account III (“Account III”) was established by The Penn Mutual Life Insurance Company (“Penn Mutual”) under the provisions of the Pennsylvania Insurance Law. Account III is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Account III offers units to variable annuity contract owners to provide for the accumulation of value and for the payment of annuities. Account III contains contracts of the Diversifier II, Optimizer, Commander, Penn Freedom, Enhanced Credit Variable Annuity, Pennant Select, Olympia XT Advisor, Penn Freedom Advisor, and Retirement Planner VA variable annuity products. Under applicable insurance law, the assets and liabilities of Account III are clearly identified and distinguished from Penn Mutual’s other assets and liabilities. The portion of Account III’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Penn Mutual may conduct.

Note 2.    Significant Accounting Policies

The preparation of the accompanying financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported values of assets and liabilities as of December 31, 2009 and the reported amounts from operations and contract transactions during 2009 and 2008. Actual results could differ significantly with those estimates. The significant accounting policies of Account III are as follows:

Investments — Assets of Account III are invested into subaccounts which are invested in shares of Penn Series Funds, Inc. (“Penn Series”), an affiliated entity of Penn Mutual: Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, REIT, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds; AIM Variable Insurance Funds (“AIM”): V.I. Capital Appreciation Fund; Federated Insurance Series (“Federated”): High Income Bond Fund II; Rydex Variable Trust (“Rydex”): Financial Services, Health Care, Russell 2000 1.5x Strategy, Nova, NASDAQ-100, Technology, Inverse S&P 500 Strategy, Government Long Bond 1.2x Strategy, U.S. Government Money Market, and Utilities Funds; T. Rowe Price Equity Series, Inc. (“T. Rowe”): Equity Income Portfolio II, and T. Rowe Price International Series, Inc. (“T. Rowe”): International Stock Portfolio.

Penn Series, AIM, Federated, Rydex, and T. Rowe are open-end diversified management investment companies.

The amounts shown as receivable for securities sold and payable for securities purchased on the Statements of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners’ instructions on the first business day subsequent to the close of the period presented.

The investment in shares of these funds or portfolios are carried at fair market value as determined by the underlying net asset value of the respective funds or portfolios. Dividend income and realized gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis.

All dividend distributions received from the Underlying Funds are reinvested in additional shares of the Underlying Funds and are recorded by the Account III on the ex-dividend date. The Penn Series Funds may utilize consent dividends to effectively distribute income for income tax purposes. The Account consents to treat these amounts as dividend income for tax purposes although they are not paid by the Underlying Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

Federal Income Taxes — The operations of Account III are included in the federal income tax return of Penn Mutual, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Penn Mutual does not expect to incur federal income taxes on the earnings of Account III to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to Account III for federal income taxes. Penn Mutual will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

30

Note 2.    Significant Accounting Policies (continued)

Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Internal Revenue Service has issued regulations under section 817(h) of IRC. Penn Mutual believes that Account III satisfies the current requirements of the regulations, and it intends that Account III will continue to meet such requirements. During 2009, the Penn Series Limited Maturity Bond Fund, one of the underlying investments of the segregated account, failed to meet the applicable asset diversification limits for a period of time by holding Treasury securities in excess of the prescribed limitation. The Penn Series Limited Maturity Bond Fund was brought back into compliance with the diversification limits before year end. Penn Mutual has entered into negotiations with the Internal Revenue Service (the “IRS”) in order to reach a closing agreement to remedy the noncompliance period. In addition, Penn Mutual has agreed to pay any compliance fee and other costs associated with this non compliance. Accordingly, this matter resulted in no impact to the contract owners. Penn Mutual believes, subject to the finalization of the closing agreement with the IRS, that Account III satisfies the current requirements of the regulations, and it intends that Account III will continue to meet such requirements.

Recent Accounting Pronouncements — In June 2009, the Financial Accounting Standards Board (“FASB”) approved FASB Accounting Standards Codification. This standard identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements that are presented in conformity with U.S. GAAP. It establishes the FASB Accounting Standards Codification (“Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. GAAP. Codification does not create new accounting and reporting guidance rather it reorganizes U.S. GAAP pronouncements into approximately 90 topics within a consistent structure. All guidance contained in the Codification carries an equal level of authority. Relevant portions of authoritative content, issued by the SEC, for SEC registrants, have been included in the Codification. After the effective date, all nongrandfathered, non-SEC accounting literature not included in the Codification is superseded and deemed nonauthoritative. Codification is effective for financial statements issued for interim and annual periods ending after September 15, 2009.

FAIR VALUE MEASUREMENT — Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. The inputs to valuation techniques used to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement. The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1 — Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers. iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 — Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. In circumstances where prices from pricing services are reviewed for reasonability but cannot be validated to observable market data as noted above, these security values are recorded in Level 3 in our fair value hierarchy.

Level 3 — Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Prices may also be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market.

The fair value of all the investments in the respective Fund Portfolios listed above, are at net asset values and the investments are considered actively traded and fall within Level 1.

31

Note 3.    Purchases and Sales of Investments

The following table shows aggregate cost of shares purchased and proceeds of shares redeemed of each fund or portfolio for the period ended December 31, 2009:

	Purchases	Sales
Money Market Fund	$71,434,375	$117,044,470
Limited Maturity Bond Fund	32,323,673	18,227,011
Quality Bond Fund	72,871,671	24,350,402
High Yield Bond Fund	20,694,870	8,752,679
Flexibly Managed Fund	153,613,948	93,627,683
Balanced Fund	6,149,480	7,166,315
Large Growth Stock Fund	16,024,121	11,478,577
Large Cap Growth Fund	6,462,369	2,908,930
Large Core Growth Fund	5,777,972	8,582,623
Large Cap Value Fund	10,816,224	12,159,211
Large Core Value Fund	11,142,155	9,998,784
Index 500 Fund	18,063,105	15,389,031
Mid Cap Growth Fund	8,226,641	6,965,182
Mid Cap Value Fund	10,449,445	8,169,334
Mid Core Value Fund	4,729,705	4,144,946
SMID Cap Growth Fund	6,834,998	2,041,178
SMID Cap Value Fund	4,100,716	733,545
Small Cap Growth Fund	10,103,385	7,058,584
Small Cap Value Fund	13,433,790	14,249,271
Small Cap Index Fund	4,152,809	718,907
Developed International Index Fund	8,622,830	850,006
International Equity Fund	24,887,512	18,274,236
Emerging Markets Equity Fund	22,251,775	10,848,400
REIT Fund	8,677,738	6,309,153
Aggressive Allocation Fund	10,908,884	1,292,258
Moderately Aggressive Allocation Fund	46,059,733	8,581,151
Moderate Allocation Fund	80,180,970	6,346,167
Moderately Conservative Allocation Fund	36,921,918	6,898,656
Conservative Allocation Fund	29,061,269	8,116,346
V.I. Capital Appreciation Fund	3,803	36,484
High Income Bond Fund II	236,679	128,535
Financial Services Fund	13,959	35,415
Health Care Fund	9,111	14,596
Russell 2000 1.5x Strategy Fund	107,501	126,568
Nova Fund	131,415	34,157
NASDAQ-100 Fund	125,669	51,930
Technology Fund	56,252	38,379
Inverse S&P 500 Strategy Fund	—	36
Government Long Bond 1.2 x Strategy Fund	8,158	310,241
U.S. Government Money Market Fund	181,795	416,036
Utilities Fund	—	33,883
Equity Income Portfolio II	51,656	147,231
International Stock Portfolio	3,085	42,543

(a)	Prior to August 25, 2008, Large Growth Stock Fund was named Growth Stock Fund.
(b)	Prior to August 25, 2008, Mid Core Value Fund was named Strategic Value Fund.
(c)	Prior to May 1, 2006, Russell 2000 Advantage Fund was named Mekros Fund.
(d)	Prior to April 1, 2008, NASDAQ-100 was named OTC Fund.
(e)	Prior to May 1, 2006, Inverse S&P 500 Index Fund was named Ursa Fund.
(f)	Prior to May 1, 2006, Government Long Bond Advantage was named U.S. Government Bond Fund.

32

Note 4.    Related Party Transactions and Contract Charges

Penn Mutual received $35,675,391 and $35,738,889 from Account III for the years ended December 31, 2009 and 2008. These charges include those assessed through a reduction in unit values as well as those assessed through the redemption of units.

Certain charges of the products are reflected as a reduction in the value of the units held by the policyholder. These are as follows:

Products	Mortality & Risk Expense	Contract Administration	Maximum Supplemental Rider Charge
Diversifier II/Optimizer	1.25%	None	N/A
Commander	1.25%	0.15%	0.95%
Penn Freedom	1.30%	0.15%	0.95%
Enhanced Credit Variable Annuity	1.25%	0.15%	0.60%
Pennant Select	1.20%	0.15%	0.95%
Olympia XT Advisor	1.25%	0.15%	0.60%
Penn Freedom Advisor	1.45%	0.15%	0.60%
Retirement Planner VA	1.25%	None	0.60%

Certain charges of the products are reflected as a redemption of units held by the policyholder. These are as follows:

Products	Annual Contract Charge
Diversifier II/Optimizer	$30 maximum
Commander	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Penn Freedom	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Enhanced Credit Variable Annuity	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Pennant Select	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Olympia XT Advisor	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Penn Freedom Advisor	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Retirement Planner VA	$30 maximum

Products	Surrender Charges
Diversifier II/Optimizer	Maximum charge of 7% of purchase payments received. Charges do not apply after 10 years.
Commander	Maximum charge of 1% of purchase payments received. Charges do not apply after 1 year.
Penn Freedom	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Enhanced Credit Variable Annuity	Maximum charge of 8% of purchase payments received. Charges do not apply after 9 years.
Pennant Select	Maximum charge of 7% of purchase payments received. Charges do not apply after 7 years.
Olympia XT Advisor	Maximum charge of 8% of purchase payments received. Charges do not apply after 9 years.
Penn Freedom Advisor	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Retirement Planner VA	Maximum charge of 7% of purchase payments received. Charges do not apply after 10 years.

Premium taxes on purchase payments are withdrawn from payments prior to the purchase of units. Currently, state premium taxes on purchase payments range from 0.00% to 3.50%.

Note 5.    Accumulation Units

The accumulation units are as follows:

	December 31, 2009			December 31, 2008
Subaccount	Units Purchased	Units Redeemed	Ending Unit Balance	Units Purchased	Units Redeemed	Ending Unit Balance
Money Market Fund	4,254,952	(7,857,433)	9,035,127	20,884,458	(11,953,991)	12,832,292
Limited Maturity Bond Fund	2,170,489	(949,342)	5,604,794	6,203,602	(5,163,806)	4,547,933
Quality Bond Fund	4,477,925	(854,122)	12,757,352	12,265,905	(11,307,450)	9,549,319
High Yield Bond Fund	1,272,661	(324,738)	3,417,558	2,948,762	(3,314,838)	2,465,094
Flexibly Managed Fund	7,704,577	(2,617,520)	38,938,729	38,542,097	(39,087,170)	33,755,607
Balanced Fund	539,609	(648,626)	3,657,130	9,138,037	(5,371,890)	3,766,147
Large Growth Stock Fund(a)	2,628,991	(1,273,566)	9,676,561	9,750,780	(8,972,960)	8,090,681

33

Note 5.    Accumulation Units (continued)

	December 31, 2009			December 31, 2008
Subaccount	Units Purchased	Units Redeemed	Ending Unit Balance	Units Purchased	Units Redeemed	Ending Unit Balance
Large Cap Growth Fund	766,955	(270,794)	2,109,320	1,811,892	(1,899,967)	1,580,988
Large Core Growth Fund	669,001	(1,051,903)	6,433,215	14,608,879	(7,792,762)	6,816,118
Large Cap Value Fund	918,624	(605,944)	4,837,663	5,005,432	(5,651,134)	4,466,424
Large Core Value Fund	1,256,238	(941,900)	8,785,563	18,289,875	(9,818,650)	8,471,225
Index 500 Fund	1,886,523	(1,317,225)	9,126,219	9,932,130	(9,664,071)	8,379,691
Mid Cap Growth	962,949	(715,854)	5,441,949	6,172,907	(6,362,652)	4,993,482
Mid Cap Value Fund	688,946	(417,572)	3,187,758	3,256,964	(3,588,877)	2,852,530
Mid Core Value Fund(b)	443,487	(362,548)	2,278,455	2,866,809	(2,824,082)	2,158,159
SMID Cap Growth Fund	837,657	(224,057)	683,596	86,321	(16,325)	69,996
SMID Cap Value Fund	509,041	(58,992)	502,017	64,741	(12,773)	51,968
Small Cap Growth Fund	979,424	(535,171)	3,069,750	2,934,935	(3,041,970)	2,519,204
Small Cap Value Fund	687,811	(586,598)	3,878,540	4,235,163	(4,769,782)	3,680,128
Small Cap Index Fund	556,419	(78,255)	511,896	47,867	(14,135)	33,732
Developed International Index Fund	1,086,438	(79,523)	1,044,817	37,918	(17)	37,901
International Equity Fund	1,475,131	(826,338)	9,087,126	10,415,556	(10,122,427)	8,475,046
Emerging Markets Equity Fund	2,554,667	(1,031,752)	6,830,461	12,477,947	(7,170,401)	5,307,546
REIT Fund	782,066	(423,904)	2,275,802	2,117,355	(2,274,722)	1,720,049
Aggressive Allocation Fund	1,432,387	(139,551)	1,420,238	130,186	(2,783)	127,402
Moderately Aggressive Allocation Fund	5,341,883	(824,510)	5,869,269	1,354,917	(3,021)	1,351,896
Moderate Allocation Fund	9,105,455	(438,694)	10,163,070	1,579,437	(83,129)	1,496,309
Moderately Conservative Allocation Fund	3,891,456	(534,634)	4,241,709	1,053,493	(168,607)	884,887
Conservative Allocation Fund	2,906,511	(709,471)	3,022,950	946,385	(120,474)	825,911
V.I. Capital Appreciation Fund	611	(4,535)	2,061	14,775	(18,172)	6,192
High Income Bond Fund II	18,644	(8,516)	16,881	37,045	(58,497)	8,057
Financial Services Fund	2,645	(5,493)	—	3,267	(3,509)	2,849
Health Care Fund	921	(1,487)	—	4,273	(6,011)	566
Russell 2000 1.5x Strategy Fund(c)	14,418	(17,276)	5,632	41,686	(44,931)	8,494
Nova Fund	23,103	(5,123)	24,053	39,514	(48,345)	6,292
NASDAQ-100 Fund(d)	10,804	(4,628)	8,781	22,281	(38,918)	2,605
Technology Fund	5,952	(3,791)	2,645	730	(875)	483
Inverse S&P 500 Strategy Fund(e)	—	(1)	184	107,759	(107,573)	185
Government Long Bond 1.2x Strategy Fund(f)	249	(16,817)	609	52,825	(47,297)	17,244
U.S. Government Money Market Fund	17,939	(40,613)	33,074	230,874	(235,581)	55,713
Utilities Fund	—	(3,328)	—	10,752	(13,648)	3,456
Equity Income Portfolio II	5,814	(16,265)	8,033	12,517	(18,858)	18,679
International Stock Portfolio	282	(3,909)	4,017	225	(6,632)	7,643

Note 6.    Financial Highlights

Account III is a funding vehicle for a number of variable annuity products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

34

Note 6.    Financial Highlights (continued)

The following table was developed by determining which products offered within Account III have the lowest and highest total return. Only product designs within each subaccount that has units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered within Account III as contract owners may not have selected all available and applicable contract options.

	January 1, 2009	December 31, 2009			For the Year ended December 31, 2009
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$10.84 to $24.77	9,035,127	$10.73 to $24.57	$109,286,177	0.48	1.25 to 1.60	(1.01) to (0.81)
Limited Maturity Fund	11.83 to 16.71	5,604,794	11.88 to 16.81	72,785,202	—	1.25 to 1.60	0.43 to 0.63
Quality Bond Fund	12.59 to 33.45	12,757,352	13.15 to 35.02	198,745,029	0.02	1.25 to 1.60	4.49 to 4.70
High Yield Bond Fund	11.24 to 41.30	3,417,558	16.22 to 59.73	67,164,643	—	1.25 to 1.60	44.34 to 44.63
Flexibly Managed Fund	13.22 to 109.61	38,938,729	17.32 to 143.88	996,832,358	0.02	1.25 to 1.60	31.01 to 31.27
Balanced Fund	8.48 to 8.49	3,657,130	9.87 to 9.90	36,145,800	—	1.25 to 1.60	16.37 to 16.60
Large Growth Stock Fund	4.02 to 27.46	9,676,561	5.66 to 38.76	77,138,621	0.01	1.25 to 1.60	40.88 to 41.16
Large Cap Growth Fund	6.46 to 6.54	2,109,320	8.75 to 8.89	18,541,373	—	1.25 to 1.60	35.56 to 35.83
Large Core Growth Fund	6.12 to 6.13	6,433,215	8.20 to 8.22	52,843,609	0.05	1.25 to 1.60	33.93 to 34.20
Large Cap Value Fund	7.81 to 34.00	4,837,663	10.29 to 44.86	78,138,713	—	1.25 to 1.60	31.69 to 31.96
Large Core Value Fund	7.26	8,785,563	8.35 to 8.37	73,449,635	—	1.25 to 1.60	15.08 to 15.31
Index 500 Fund	7.49 to 11.69	9,126,219	9.31 to 14.56	93,567,900	—	1.25 to 1.60	24.30 to 24.55
Mid Cap Growth Fund	4.80 to 10.41	5,441,949	7.00 to 15.20	46,936,797	—	1.25 to 1.60	45.66 to 45.95
Mid Cap Value Fund	9.66 to 14.90	3,187,758	13.99 to 21.63	54,618,812	—	1.25 to 1.60	44.87 to 45.16
Mid Core Value Fund	9.06 to 9.18	2,278,455	11.25 to 11.43	25,747,666	—	1.25 to 1.60	24.21 to 24.46
SMID Cap Growth Fund	6.47	683,596	9.82 to 9.85	6,721,029	—	1.25 to 1.60	51.94 to 52.24
SMID Cap Value Fund	6.80 to 6.81	502,017	9.76 to 9.78	4,901,958	—	1.25 to 1.60	43.49 to 43.78
Small Cap Growth Fund	4.87 to 14.79	3,069,750	7.62 to 23.17	39,837,090	—	1.25 to 1.60	56.36 to 56.68
Small Cap Value Fund	12.50 to 23.38	3,878,540	15.64 to 29.30	79,125,282	—	1.25 to 1.60	25.10 to 25.35
Small Cap Index Fund	6.97	511,896	8.66 to 8.69	4,436,254	—	1.25 to 1.60	24.33 to 24.58
Developed International Index Fund	7.11 to 7.12	1,044,817	9.01 to 9.03	9,418,156	0.01	1.25 to 1.60	26.67 to 26.93
International Equity Fund	12.11 to 26.74	9,087,126	14.54 to 32.15	157,820,643	1.19	1.25 to 1.60	19.99 to 20.23
Emerging Markets Equity Fund	5.98 to 5.99	6,830,461	9.77 to 9.79	66,776,304	0.02	1.25 to 1.60	63.25 to 63.58
REIT Fund	11.47 to 11.63	2,275,802	14.31 to 14.53	32,710,758	—	1.25 to 1.60	24.72 to 24.97
Aggressive Allocation Fund	7.02 to 7.03	1,420,238	8.93 to 8.95	12,684,750	—	1.25 to 1.60	27.08 to 27.34
Moderately Aggressive Allocation Fund	7.75 to 7.76	5,869,269	9.72 to 9.75	57,114,526	—	1.25 to 1.60	25.42 to 25.67
Moderate Allocation Fund	8.08 to 8.09	10,163,070	9.60 to 9.63	97,655,569	—	1.25 to 1.60	18.84 to 19.08
Moderately Conservative Allocation Fund	8.61	4,241,709	9.86 to 9.88	41,839,949	—	1.25 to 1.60	14.52 to 14.75
Conservative Allocation Fund	9.29	3,022,950	10.14 to 10.17	30,680,092	—	1.25 to 1.60	9.20 to 9.42
V.I. Capital Appreciation Fund	7.47 to 7.57	2,061	8.90 to 9.04	18,353	0.32	1.25 to 1.60	19.16 to 19.40
High Income Bond Fund II	10.28 to 10.42	16,881	15.47 to 15.71	264,451	10.57	1.25 to 1.60	50.43 to 50.73
Financial Services Fund	5.56 to 5.64	—	6.55 to 6.65	—	—	1.25 to 1.60	17.78 to 18.02
Health Care Fund	9.85 to 9.98	—	12.09 to 12.27	—	—	1.25 to 1.60	22.67 to 22.91
Russell 2000 1.5x Strategy Fund	6.56 to 6.64	5,632	8.60 to 8.73	49,050	—	1.25 to 1.60	31.19 to 31.46
Nova Fund	5.77 to 5.84	24,053	7.69 to 7.81	187,773	1.07	1.25 to 1.60	33.36 to 33.62
NASDAQ-100 Fund	8.12 to 8.23	8,781	12.15 to 12.33	108,298	—	1.25 to 1.60	49.59 to 49.89
Technology Fund	7.32 to 7.42	2,645	11.21 to 11.38	30,103	—	1.25 to 1.60	53.13 to 53.44
Inverse S&P 500 Strategy Fund	9.26 to 9.38	184	6.60 to 6.70	1,218	—	1.25 to 1.60	(28.70) to (28.56)
Government Long Bond 1.2x Strategy Fund	19.41 to 19.67	609	13.08 to 13.28	8,081	1.72	1.25 to 1.60	(32.63) to (32.50)
U.S. Government Money Market Fund	10.07 to 10.20	33,074	9.91 to 10.06	331,263	0.02	1.25 to 1.60	(1.54) to (1.34)
Utilities Fund	10.05 to 10.18	—	11.25 to 11.42	—	—	1.25 to 1.60	11.99 to 12.21
Equity Income Portfolio II	8.69 to 8.70	8,033	10.72 to 10.73	86,191	1.70	1.25 to 1.60	23.26 to 23.51
International Stock Portfolio	8.65 to 8.76	4,017	12.97 to 13.17	52,555	1.98	1.25 to 1.60	49.97 to 50.27

35

Note 6.    Financial Highlights (continued)

	January 1, 2008	December 31, 2008			For the Year ended December 31, 2008
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$10.72 to $24.43	12,832,292	$10.84 to $24.77	$154,896,272	2.53	1.25 to 1.60	1.19 to 1.39
Limited Maturity Fund	11.42 to 16.11	4,547,933	11.83 to 16.71	57,523,032	3.65	1.25 to 1.60	3.52 to 3.73
Quality Bond Fund	12.15 to 32.23	9,549,319	12.59 to 33.45	142,182,138	4.67	1.25 to 1.60	3.58 to 3.79
High Yield Bond Fund	15.00 to 55.01	2,465,094	11.24 to 41.30	36,501,137	9.28	1.25 to 1.60	(25.07) to (24.92)
Flexibly Managed Fund	18.58 to 153.79	33,755,607	13.22 to 109.61	705,652,970	2.67	1.25 to 1.60	(28.87) to (28.73)
Balanced Fund	— to —	3,766,147	8.48 to 8.49	31,960,223	3.47	1.25 to 1.60	(15.17) to (15.11)
Large Growth Stock Fund(a)	7.01 to 47.83	8,090,681	4.02 to 27.46	50,174,060	0.22	1.25 to 1.60	(42.71) to (42.59)
Large Cap Growth Fund	11.66 to 11.79	1,580,988	6.46 to 6.54	10,462,800	0.36	1.25 to 1.60	(44.63) to (44.52)
Large Core Growth Fund	— to —	6,816,118	6.12 to 6.13	41,753,975	0.19	1.25 to 1.60	(38.76) to (38.72)
Large Cap Value Fund	14.31 to 62.16	4,466,424	7.81 to 34.00	60,306,101	1.63	1.25 to 1.60	(45.42) to (45.31)
Large Core Value Fund	— to —	8,471,225	7.26	61,494,513	0.86	1.25 to 1.60	(27.42) to (27.37)
Index 500 Fund	11.88 to 18.52	8,379,691	7.49 to 11.69	71,532,984	2.15	1.25 to 1.60	(37.00) to (36.87)
Mid Cap Growth Fund	9.52 to 20.62	4,993,482	4.80 to 10.41	30,867,449	0.00	1.25 to 1.60	(49.61) to (49.51)
Mid Cap Value Fund	18.58 to 28.61	2,852,530	9.66 to 14.90	35,183,646	0.91	1.25 to 1.60	(48.03) to (47.92)
Mid Core Value Fund(b)	15.04 to 15.21	2,158,159	9.06 to 9.18	19,985,689	1.73	1.25 to 1.60	(39.77) to (39.65)
SMID Cap Growth Fund	— to —	69,996	6.47	452,660	0.00	1.25 to 1.60	(35.33) to (35.29)
SMID Cap Value Fund	— to —	51,968	6.80 to 6.81	353,465	1.14	1.25 to 1.60	(31.99) to (31.94)
Small Cap Growth Fund	9.89 to 29.98	2,519,204	4.87 to 14.79	23,076,748	0.00	1.25 to 1.60	(50.77) to (50.67)
Small Cap Value Fund	17.41 to 32.49	3,680,128	12.50 to 23.38	62,928,138	0.84	1.25 to 1.60	(28.20) to (28.06)
Small Cap Index Fund	— to —	33,732	6.97	235,068	1.50	1.25 to 1.60	(30.32) to (30.27)
Developed International Index Fund	— to —	37,901	7.11 to 7.12	269,637	1.06	1.25 to 1.60	(28.86) to (28.81)
International Equity Fund	20.91 to 46.12	8,475,046	12.11 to 26.74	124,766,551	2.27	1.25 to 1.60	(42.13) to (42.01)
Emerging Markets Equity Fund	— to —	5,307,546	5.98 to 5.99	31,763,014	0.32	1.25 to 1.60	(39.74) to (39.70)
REIT Fund	19.21 to 19.43	1,720,049	11.47 to 11.63	22,102,876	3.65	1.25 to 1.60	(40.26) to (40.14)
Aggressive Allocation Fund	— to —	127,402	7.02 to 7.03	895,037	3.71	1.25 to 1.60	(29.74) to (29.69)
Moderately Aggressive Allocation Fund	— to —	1,351,896	7.75 to 7.76	10,479,520	5.42	1.25 to 1.60	(22.45) to (22.40)
Moderate Allocation Fund	— to —	1,496,309	8.08 to 8.09	12,080,538	5.22	1.25 to 1.60	(19.19) to (19.13)
Moderately Conservative Allocation Fund	— to —	884,887	8.61	7,619,861	4.42	1.25 to 1.60	(13.91) to (13.85)
Conservative Allocation Fund	— to —	825,911	9.29	7,676,010	5.09	1.25 to 1.60	(7.11) to (7.05)
V.I. Capital Appreciation Fund	13.20 to 13.35	6,192	7.47 to 7.57	44,981	0.00	1.25 to 1.60	(43.41) to (43.29)
High Income Bond Fund II	14.12 to 14.28	8,057	10.28 to 10.42	70,101	9.07	1.25 to 1.60	(27.17) to (27.02)
Financial Services Fund	10.88 to 11.01	2,849	5.56 to 5.64	16,016	0.00	1.25 to 1.60	(48.87) to (48.77)
Health Care Fund	13.32 to 13.47	566	9.85 to 9.98	5,577	0.00	1.25 to 1.60	(26.05) to (25.90)
Russell 2000 1.5x Strategy Fund(c)	13.70 to 13.86	8,494	6.56 to 6.64	56,270	0.13	1.25 to 1.60	(52.14) to (52.04)
Nova Fund	12.87 to 13.01	6,292	5.77 to 5.84	35,428	0.15	1.25 to 1.60	(55.20) to (55.11)
NASDAQ-100 Fund(d)	14.21 to 14.37	2,605	8.12 to 8.23	21,437	0.06	1.25 to 1.60	(42.84) to (42.72)
Technology Fund	13.63 to 13.78	483	7.32 to 7.42	3,538	0.00	1.25 to 1.60	(46.28) to (46.17)
Inverse S&P 500 Strategy Fund(e)	6.75 to 6.83	185	9.26 to 9.38	1,716	0.00	1.25 to 1.60	37.04 to 37.31
Government Long Bond 1.2x Strategy Fund(f)	13.61 to 13.77	17,244	19.41 to 19.67	337,647	2.59	1.25 to 1.60	42.57 to 42.86
U.S. Government Money Market Fund	10.11 to 10.23	53,713	10.07 to 10.20	565,504	1.18	1.25 to 1.60	(0.46) to (0.26)
Utilities Fund	14.50 to 14.66	3,456	10.05 to 10.18	33,742	0.28	1.25 to 1.60	(30.69) to (30.55)
Equity Income Portfolio II	13.83 to 13.86	18,679	8.69 to 8.70	160,648	2.00	1.25 to 1.60	(37.28) to (37.15)
International Stock Portfolio	17.13 to 17.33	7,643	8.65 to 8.76	66,766	1.47	1.25 to 1.60	(49.52) to (49.42)

	January 1, 2007	December 31, 2007			For the Year ended December 31, 2007
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$10.36 to $23.57	3,901,826	$10.72 to $24.43	$51,354,071	4.86	1.25 to 1.60	3.45 to 3.66
Limited Maturity Fund	11.02 to 15.50	3,508,136	11.42 to 16.11	45,194,177	4.42	1.25 to 1.60	3.70 to 3.91
Quality Bond Fund	11.59 to 30.69	8,590,864	12.15 to 32.23	132,385,772	4.65	1.25 to 1.60	4.79 to 5.01
High Yield Bond Fund	14.69 to 53.79	2,831,170	15.00 to 55.01	57,411,937	6.99	1.25 to 1.60	2.07 to 2.28
Flexibly Managed Fund	18.05 to 149.07	34,300,679	18.58 to 153.79	1,065,431,617	2.28	1.25 to 1.60	2.96 to 3.17
Growth Stock Fund(a)	6.51 to 44.38	7,312,861	7.01 to 47.83	83,301,815	0.42	1.25 to 1.60	7.58 to 7.79

36

Note 6.    Financial Highlights (continued)

	January 1, 2007	December 31, 2007			For the Year ended December 31, 2007
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Large Cap Value Fund	$14.00 to $60.68	5,112,126	$14.31 to $62.16	$128,370,422	1.39	1.25 to 1.60	2.23 to 2.44
Large Cap Growth Fund	11.30 to 11.40	1,669,063	11.66 to 11.79	19,541,666	0.54	1.25 to 1.60	3.20 to 3.41
Mid Cap Growth Fund	7.72 to 16.69	5,183,228	9.52 to 20.62	61,688,459	—	1.25 to 1.60	23.34 to 23.59
Mid Cap Value Fund	18.17 to 27.92	3,184,444	18.58 to 28.61	74,757,634	1.14	1.25 to 1.60	2.26 to 2.47
Strategic Value Fund(b)	15.13 to 15.27	2,115,433	15.04 to 15.21	31,945,966	0.57	1.25 to 1.60	(0.61) to (0.41)
Small Cap Growth Fund	9.32 to 28.18	2,626,239	9.89 to 29.98	48,541,418	—	1.25 to 1.60	6.16 to 6.37
Small Cap Value Fund	18.66 to 34.75	4,214,748	17.41 to 32.49	99,345,688	0.70	1.25 to 1.60	(6.67) to (6.48)
International Equity Fund	17.67 to 38.90	8,181,917	20.91 to 46.12	216,189,483	0.58	1.25 to 1.60	18.32 to 18.55
REIT Fund	23.73 to 23.95	1,877,416	19.21 to 19.43	36,208,851	2.59	1.25 to 1.60	(19.06) to (18.90)
Balanced Portfolio	12.12 to 21.91	1,782,930	13.81 to 25.01	30,878,857	1.18	1.25 to 1.60	13.93 to 14.16
Equity Income Portfolio	14.53 to 28.58	5,969,691	14.54 to 28.65	107,982,474	1.86	1.25 to 1.60	0.06 to 0.26
Growth Portfolio	9.78 to 23.27	5,148,583	12.24 to 29.17	93,240,992	0.85	1.25 to 1.60	25.13 to 25.38
Asset Manager Portfolio	11.63 to 20.07	1,037,627	13.24 to 22.89	16,599,646	6.20	1.25 to 1.60	13.83 to 14.06
Emerging Markets Equity (Int’l) Portfolio	20.86 to 30.16	2,267,310	28.93 to 41.79	84,098,704	0.42	1.25 to 1.60	38.42 to 38.70
V.I. Capital Appreciation Fund	11.98 to 12.09	9,588	13.20 to 13.35	127,219	—	1.25 to 1.60	10.23 to 10.45
High Income Bond Fund II	13.87 to 14.00	29,509	14.12 to 14.28	418,770	7.15	1.25 to 1.60	1.78 to 1.98
Financial Services Fund	13.62 to 13.75	3,092	10.88 to 11.01	33,948	1.79	1.25 to 1.60	(20.10) to (19.94)
Health Care Fund	12.77 to 12.89	2,304	13.32 to 13.47	30,907	—	1.25 to 1.60	4.33 to 4.54
Russell 2000 Advantage Fund(c)	14.93 to 15.07	11,739	13.70 to 13.86	162,200	1.50	1.25 to 1.60	(8.23) to (8.04)
Nova Fund	12.93 to 13.05	15,123	12.87 to 13.01	196,469	0.58	1.25 to 1.60	(0.49) to (0.29)
OTC Fund(d)	12.25 to 12.37	19,242	14.21 to 14.37	276,354	0.11	1.25 to 1.60	15.94 to 16.18
Technology Fund	12.55 to 12.66	628	13.63 to 13.78	8,557	—	1.25 to 1.60	8.62 to 8.84
Inverse S&P 500 Index Fund(e)	6.87 to 6.87	—	6.75 to 6.83	—	—	1.25 to 1.60	(0.78) to (0.58)
Government Long Bond Advantage Fund(f)	12.60 to 12.72	11,715	13.61 to 13.77	160,714	3.61	1.25 to 1.60	8.03 to 8.25
U.S. Government Money Market Fund	9.89 to 9.98	58,420	10.11 to 10.23	593,318	3.85	1.25 to 1.60	2.23 to 2.44
Utilities Fund	13.05 to 13.17	6,352	14.50 to 14.66	92,794	1.86	1.25 to 1.60	11.06 to 11.29
Equity Income Portfolio II	13.61 to 13.67	25,020	13.83 to 13.86	346,217	1.53	1.25 to 1.60	1.39 to 1.59
International Stock Portfolio	15.40 to 15.55	14,050	17.13 to 17.33	242,885	1.74	1.25 to 1.60	11.23 to 11.45

	January 1, 2006	December 31, 2006			For the Year ended December 31, 2006
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$10.04 to $22.81	2,315,552	$10.36 to $23.57	$30,133,802	4.60	1.25 to 1.60	3.14 to 3.34
Limited Maturity Fund	10.70 to 15.02	2,468,266	11.02 to 15.50	31,200,892	4.81	1.25 to 1.60	2.99 to 3.20
Quality Bond Fund	11.18 to 29.52	7,270,141	11.59 to 30.69	109,880,081	4.12	1.25 to 1.60	3.74 to 3.95
High Yield Bond Fund	13.55 to 49.52	2,746,686	14.69 to 53.79	58,236,522	5.82	1.25 to 1.60	8.39 to 8.60
Flexibly Managed Fund	15.87 to 130.83	29,036,982	18.05 to 149.07	959,061,870	1.77	1.25 to 1.60	13.71 to 13.94
Growth Stock Fund(a)	5.84 to 39.76	5,326,181	6.51 to 44.38	67,368,322	0.26	1.25 to 1.60	11.38 to 11.61
Large Cap Growth Fund	11.05 to 11.14	1,761,460	11.30 to 11.40	19,976,718	0.24	1.25 to 1.60	2.21 to 2.41
Large Cap Value Fund	12.01 to 51.95	5,040,954	14.00 to 60.68	135,392,863	1.07	1.25 to 1.60	16.57 to 16.80
Index 500 Fund	10.07 to 15.66	7,413,215	11.46 to 17.84	98,825,572	1.34	1.25 to 1.60	13.72 to 13.94
Mid Cap Growth Fund	7.33 to 15.82	4,296,571	7.72 to 16.69	42,788,004	—	1.25 to 1.60	5.28 to 5.49
Mid Cap Value Fund	16.55 to 25.38	3,074,040	18.17 to 27.92	71,871,042	0.64	1.25 to 1.60	9.81 to 10.03
Strategic Value Fund(b)	13.68 to 13.78	1,738,953	15.13 to 15.27	26,413,865	0.47	1.25 to 1.60	10.62 to 10.84
Small Cap Growth Fund	9.57 to 28.89	2,952,761	9.32 to 28.18	53,204,019	—	1.25 to 1.60	(2.65) to (2.45)
Small Cap Value Fund	16.12 to 29.96	3,963,390	18.66 to 34.75	103,427,966	0.31	1.25 to 1.60	15.75 to 15.98
International Equity Fund	13.74 to 30.22	6,313,986	17.67 to 38.90	151,035,422	1.66	1.25 to 1.60	28.47 to 28.73
REIT Fund	18.18 to 18.32	1,917,995	23.73 to 23.95	45,693,943	1.24	1.25 to 1.60	30.51 to 30.77
Balanced Portfolio	11.11 to 20.05	1,693,603	12.12 to 21.91	26,610,709	0.81	1.25 to 1.60	9.08 to 9.30
Equity Income Portfolio	12.27 to 24.07	5,208,063	14.53 to 28.58	99,363,420	3.36	1.25 to 1.60	18.47 to 18.70
Growth Portfolio	9.28 to 22.05	5,492,271	9.78 to 23.27	82,333,018	0.40	1.25 to 1.60	5.32 to 5.53
Asset Manager Portfolio	10.99 to 18.94	1,037,501	11.63 to 20.07	15,137,113	2.83	1.25 to 1.60	5.78 to 5.99
Emerging Markets Equity (Int’l) Portfolio	15.40 to 22.29	1,873,166	20.86 to 30.16	48,358,164	0.76	1.25 to 1.60	35.17 to 35.44
V.I. Capital Appreciation Fund	11.45 to 11.53	9,180	11.98 to 12.09	110,463	0.06	1.25 to 1.60	4.62 to 4.83
High Income Bond Fund II	12.72 to 12.82	71,096	13.87 to 14.00	990,299	6.64	1.25 to 1.60	9.05 to 9.27

37

Note 6.    Financial Highlights (continued)

	January 1, 2006	December 31, 2006			For the Year ended December 31, 2006
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Financial Services Fund	$11.86 to $11.94	4,170	$13.62 to $13.75	$57,127	0.64	1.25 to 1.60	14.88 to 15.11
Health Care Fund	12.35 to 12.43	1,387	12.77 to 12.89	17,779	—	1.25 to 1.60	3.45 to 3.65
Mekros Fund(g)	12.55 to 12.64	16,522	14.93 to 15.07	247,533	0.14	1.25 to 1.60	18.94 to 19.17
Nova Fund	11.02 to 11.10	51,998	12.93 to 13.05	677,175	1.69	1.25 to 1.60	17.39 to 17.62
OTC Fund(d)	11.77 to 11.85	7,810	12.25 to 12.37	96,566	—	1.25 to 1.60	4.10 to 4.31
Technology Fund	12.04 to 12.13	1,150	12.55 to 12.66	14,487	—	1.25 to 1.60	4.21 to 4.42
Ursa Fund(h)	7.48 to 7.53	—	6.87 to 6.87	—	—	1.25 to 1.60	(8.97) to (8.79)
U.S. Government Bond Fund(i)	13.22 to 13.31	10,073	12.60 to 12.72	127,448	3.50	1.25 to 1.60	(4.67) to (4.48)
U.S. Government Money Market Fund	9.68 to 9.75	93,117	9.89 to 9.98	923,677	3.71	1.25 to 1.60	2.18 to 2.39
Utilities Fund	10.96 to 11.04	6,251	13.05 to 13.17	82,032	2.00	1.25 to 1.60	19.05 to 19.29
Equity Income Portfolio II	11.63 to 11.71	23,076	13.61 to 13.67	314,668	1.22	1.25 to 1.60	16.77 to 17.00
International Stock Portfolio	13.14 to 13.24	6,446	15.40 to 15.55	99,762	1.49	1.25 to 1.60	17.21 to 17.44

	January 1, 2005	December 31, 2005			For the Year ended December 31, 2005
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.91 to $22.46	1,861,213	$10.04 to $22.81	$24,607,883	2.78	1.25 to 1.60	1.35 to 1.55
Limited Maturity Fund	10.62 to 14.89	1,939,898	10.70 to 15.02	24,017,142	4.06	1.25 to 1.60	0.68 to 0.88
Quality Bond Fund	11.06 to 29.16	6,125,094	11.18 to 29.52	92,830,190	4.44	1.25 to 1.60	1.03 to 1.23
High Yield Bond Fund	13.34 to 48.63	2,662,065	13.55 to 49.52	55,671,235	7.21	1.25 to 1.60	1.63 to 1.83
Flexibly Managed Fund	14.93 to 122.84	22,744,508	15.87 to 130.83	91,988,671	1.61	1.25 to 1.60	6.30 to 6.51
Growth Stock Fund(a)	5.58 to 37.93	3,658,181	5.84 to 39.76	52,967,259	0.11	1.25 to 1.60	4.62 to 4.83
Large Cap Growth Fund	11.08 to 11.14	1,642,898	11.05 to 11.14	18,218,696	0.17	1.25 to 1.60	(0.26) to (0.06)
Large Cap Value Fund	11.83 to 51.07	5,118,168	12.01 to 51.95	124,662,226	1.14	1.25 to 1.60	1.52 to 1.73
Index 500 Fund	9.78 to 15.18	6,877,142	10.07 to 15.66	83,025,808	1.57	1.25 to 1.60	2.98 to 3.19
Mid Cap Growth Fund	6.60 to 14.24	3,917,660	7.33 to 15.82	38,164,279	—	1.25 to 1.60	10.87 to 11.09
Mid Cap Value Fund	14.94 to 22.88	2,909,100	16.55 to 25.38	62,996,495	0.67	1.25 to 1.60	10.72 to 10.94
Strategic Value Fund(b)	12.83 to 12.89	1,698,434	13.68 to 13.78	23,309,051	0.52	1.25 to 1.60	6.65 to 6.86
Small Cap Growth Fund	9.14 to 27.53	2,689,797	9.57 to 28.89	53,460,767	—	1.25 to 1.60	4.75 to 4.95
Small Cap Value Fund	15.77 to 29.26	3,601,431	16.12 to 29.96	83,723,028	0.40	1.25 to 1.60	2.18 to 2.39
International Equity Fund	11.94 to 26.21	4,481,484	13.74 to 30.22	91,988,671	0.42	1.25 to 1.60	15.09 to 15.32
REIT Fund	16.33 to 16.42	1,462,734	18.18 to 18.32	26,687,472	2.29	1.25 to 1.60	11.34 to 11.57
Balanced Portfolio	10.32 to 18.59	1,703,787	11.11 to 20.05	25,324,321	0.96	1.25 to 1.60	7.61 to 7.83
Equity Income Portfolio	11.76 to 23.03	4,864,020	12.27 to 24.07	81,792,866	1.58	1.25 to 1.60	4.35 to 4.55
Growth Portfolio	8.89 to 21.10	5,952,287	9.28 to 22.05	87,108,057	0.52	1.25 to 1.60	4.28 to 4.49
Asset Manager Portfolio	10.71 to 18.43	744,668	10.99 to 18.94	17,163,991	2.74	1.25 to 1.60	2.55 to 2.76
Emerging Markets Equity (Int’l) Portfolio	11.65 to 16.88	1,381,594	15.40 to 22.29	25,393,683	0.38	1.25 to 1.60	31.93 to 32.20
V.I. Capital Appreciation Fund	10.69 to 10.75	6,805	11.45 to 11.53	78,339	0.05	1.25 to 1.60	7.11 to 7.33
High Income Bond Fund II	12.59 to 12.66	40,607	12.72 to 12.82	517,168	10.24	1.25 to 1.60	1.03 to 1.23
Financial Services Fund	11.65 to 11.71	6,175	11.86 to 11.94	73,625	0.78	1.25 to 1.60	1.74 to 1.95
Health Care Fund	11.34 to 11.40	2,710	12.35 to 12.43	33,605	—	1.25 to 1.60	8.89 to 9.11
Mekros Fund(g)	12.27 to 12.34	81,278	12.55 to 12.64	1,025,988	0.76	1.25 to 1.60	2.27 to 2.48
Nova Fund	10.77 to 10.82	15,297	11.02 to 11.10	169,509	0.39	1.25 to 1.60	2.32 to 2.52
OTC Fund(d)	11.83 to 11.89	7,441	11.77 to 11.85	88,133	—	1.25 to 1.60	(0.49) to (0.29)
Technology Fund	11.86 to 11.93	2,263	12.04 to 12.13	27,326	—	1.25 to 1.60	1.48 to 1.68
Ursa Fund(h)	7.66 to 7.70	—	7.48 to 7.53	—	—	1.25 to 1.60	(2.34) to (2.15)
U.S. Government Bond Fund(i)	12.47 to 12.53	79,258	13.22 to 13.31	1,049,473	3.34	1.25 to 1.60	6.01 to 6.22
U.S. Government Money Market Fund	9.64 to 9.69	1,581,196	9.68 to 9.75	1,430,882	1.93	1.25 to 1.60	0.40 to 0.60
Utilities Fund	10.08 to 10.13	62,880	10.96 to 11.04	61,709	0.59	1.25 to 1.60	8.81 to 9.03
Equity Income Portfolio	11.38 to 11.47	47,215	11.63 to 11.71	594,757	1.25	1.25 to 1.60	2.05 to 2.26
International Stock Portfolio	11.51 to 11.57	6,772	13.14 to 13.24	93,795	4.17	1.25 to 1.60	14.20 to 14.43

38

Note 6.    Financial Highlights (continued)

(a)	Prior to August 25, 2008, Large Growth Stock Fund was named Growth Stock Fund.
(b)	Prior to August 25, 2008, Mid Core Value Fund was named Strategic Value Fund.
(c)	Prior to April 1, 2008, Russell 2000 1.5x Strategy Fund was named Russell 2000 Advantage Fund.
(d)	Prior to April 1, 2008, NASDAQ-100 Fund was named OTC Fund.
(e)	Prior to April 1, 2008, Inverse S&P 500 Strategy Fund was named Inverse S&P 500 Index Fund.
(f)	Prior to April 1, 2008, Government Long Bond 1.2x Strategy Fund was named Government Long Bond Advantage Fund.
(g)	Prior to May 1, 2006, Russell 2000 Advantage Fund was named Mekros Fund.
(h)	Prior to May 1, 2006, Inverse S&P 500 Index Fund was named Ursa Fund.
(i)	Prior to May 1, 2006, Government Long Bond Advantage was named U.S. Government Bond Fund.

*	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccounts within Account III from the underlying mutual fund, net of management fees and expenses assessed by the fund manager, divided by the average net assets of the respective subaccounts. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reduction in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests and, to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, the Account does not record investment income.
**	These ratios represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying subaccount are excluded.
***	These ratios represent the total return for the periods indicated, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Note 7.    Subsequent Events

Management has evaluated the impact of all subsequent events on Account III through April 2, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

39

PricewaterhouseCoopers LLP Two Commerce Square, Suite 1700 2001 Market Street Philadelphia PA 19103-7042 Telephone (267) 330 3000 Facsimile (267) 330 3300 pwc.com

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Penn Mutual Life Insurance Company

and Contract Owners of Penn Mutual Variable Annuity Account III

of Penn Mutual Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub accounts constituting Penn Mutual Variable Annuity Account III of Penn Mutual Life Insurance Company at December 31, 2009, the results of each of their operations for the year then ended, and the changes in each of their net assets for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility Penn Mutual Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the transfer agent, provides a reasonable basis for our opinion.

April 2, 2010

PM1445 5/10

The Penn Mutual

Life Insurance Company

2009 Consolidated GAAP Financial Statements

(In Thousands)

Consolidated Balance Sheets

December 31,	2009	2008

ASSETS
Investments:
Debt securities, at fair value:
Available for sale	$6,079,055	$5,278,212
Trading	94,365	69,268
Equity securities, at fair value	31,239	24,511
Real estate, net of accumulated depreciation	14,838	15,590
Policy loans	689,344	671,499
Short-term investments	253,341	279,008
Alternative assets	266,219	265,718
Other invested assets	201,745	248,707

TOTAL INVESTMENTS	7,630,146	6,852,513

Cash	38,260	61,482
Investment income due and accrued	87,405	84,144
Deferred acquisition costs	784,317	897,044
Amounts recoverable from reinsurers	334,500	348,012
Broker/dealer receivables	1,823,304	1,197,637
Goodwill	50,026	50,026
Other assets	467,533	384,152
Separate account assets	3,761,147	2,753,267

TOTAL ASSETS	$14,976,638	$12,628,277

LIABILITIES AND EQUITY
Liabilities:
Reserves for future policy benefits	$2,744,511	$2,749,603
Other policyholder funds	3,714,775	3,466,472
Policyholders’ dividends payable	15,366	16,032
Broker/dealer payables	1,705,402	1,097,120
Accrued income taxes	179,989	5,498
Debt	282,940	307,422
Other liabilities	479,769	491,496
Separate account liabilities	3,761,147	2,753,267

TOTAL LIABILITIES	12,883,899	10,886,910

Equity:
Retained earnings	2,053,883	2,020,550
Accumulated other comprehensive income:
Impact of adoption of accounting principle	(4,620)	—
Unrealized Appreciation/(depreciation) of securities, net	57,812	(269,014)
Pension liability	(14,336)	(10,169)
Total accumulated other comprehensive income/(loss)	38,856	(279,183)

TOTAL EQUITY	2,092,739	1,741,367

TOTAL LIABILITIES AND EQUITY	$14,976,638	$12,628,277

The accompanying notes are an integral part of these financial statements.

2009 Consolidated GAAP Financial Statements	Page 1

(In Thousands)

Consolidated Statements of Income

Years Ended December 31,	2009	2008	2007

REVENUES
Premium and annuity considerations	$254,894	$182,163	$130,323
Policy fee income	297,820	311,692	314,450
Net investment income	369,544	388,760	425,251
Net investment losses:
Total other-than-temporary impairment losses	(46,740)	—	—
Portion of loss recognized in other comprehensive income	19,225	—	—
Net other-than-temporary impairment losses recognized in earnings	(27,515)	—	—
Realized net investment gains/(losses), excluding other-than-temporary impairment losses	13,725	(15,864)	(1,131)
Total net investment losses	(13,790)	(15,864)	(1,131)
Broker/dealer fees and commissions	459,540	483,948	542,369
Other income	37,268	31,200	36,296

TOTAL REVENUES	1,405,276	1,381,899	1,447,558

BENEFITS AND EXPENSES
Benefits paid to policyholders and beneficiaries	473,013	422,264	419,109
Policyholder dividends	31,563	31,207	34,496
Increase/(decrease) in reserves for future policy benefits	69,870	33,634	(25,857)
General expenses	414,020	389,602	369,657
Broker/dealer sales expense	259,596	261,165	314,060
Amortization of deferred acquisition costs	125,424	178,485	133,406

TOTAL BENEFITS AND EXPENSES	1,373,486	1,316,357	1,244,871

INCOME BEFORE INCOME TAXES	31,790	65,542	202,687
Current	2,344	16,115	33,652
Deferred	733	6,431	31,977

INCOME TAX EXPENSE	3,077	22,546	65,629

NET INCOME	$28,713	$42,996	$137,058

The accompanying notes are an integral part of these financial statements.

Page 2	The Penn Mutual Life Insurance Company

(In Thousands)

Consolidated Statements of Changes in Equity

Years Ended December 31, 2007, 2008, and 2009	Accumulated Other Comprehensive Income/(Loss)	Retained Earnings	Total Equity

BALANCE AT JANUARY 1, 2007	$60,031	$1,835,306	$1,895,337

Net income for 2007	—	137,058	137,058
Other comprehensive income, net of tax
Unrealized appreciation of securities, net of reclassification adjustments	1,400	—	1,400
Minimum pension liability	237	—	237

Comprehensive income			138,695
Impact of adoption of new accounting pronouncement on pensions, net of tax	(328)	—	(328)
Impact of adoption of new accounting pronouncement on Uncertain tax Positions, net of tax	—	5,190	5,190

BALANCE AT DECEMBER 31, 2007	$61,340	$1,977,554	$2,038,894

Net income for 2008	—	42,996	42,996
Other comprehensive income, net of tax
Unrealized depreciation of securities, net of reclassification adjustments	(332,219)	—	(332,219)
Postretirement benefits liability adjustment	(8,304)	—	(8,304)

Comprehensive income			(297,527)

BALANCE AT DECEMBER 31, 2008	$(279,183)	$2,020,550	$1,741,367

Impact of adoption of new accounting pronouncement, net of tax (see Note 2)	(4,620)	4,620	—
Net income for 2009	—	28,713	28,713
Other comprehensive income, net of tax
Unrealized appreciation of securities, net of reclassification adjustments	346,051	—	346,051
Other than temporary impairment	(19,225)	—	(19,225)
Postretirement benefits liability adjustment	(4,167)	—	(4,167)

Comprehensive income			351,372

BALANCE AT DECEMBER 31, 2009	$38,856	$2,053,883	$2,092,739

The accompanying notes are an integral part of these financial statements.

2009 Consolidated GAAP Financial Statements	Page 3

(In Thousands)

Consolidated Statements of Cash Flow

Years Ended December 31,	2009	2008	2007

CASH FLOW FROM OPERATING ACTIVITIES
Net income	$28,713	$42,996	$137,058
Adjustments to reconcile net income to net cash provided by operating activities:
Capitalization of acquisition costs	(158,407)	(124,488)	(186,381)
Amortization of deferred acquisition costs	125,424	178,485	133,406
Policy fees on universal life and investment contracts	(179,964)	(186,992)	(190,460)
Interest credited on universal life and investment contracts	155,269	144,251	146,862
Depreciation and amortization	(10,041)	(18,592)	(10,335)
Net investment losses	40,865	16,778	11,424
Net investment (losses)/income on limited partnerships and derivatives	15,330	(15,478)	(16,662)
Increase in investment income due and accrued	(3,261)	(2,763)	(7,853)
(Increase)/decrease in amounts recoverable from reinsurers	(3,899)	21,017	(2,192)
Increase/(decrease) in reserves for future policy benefits	65,424	37,211	(6,711)
Increase/(decrease) in accrued income taxes	3,147	(9,695)	42,234
(Increase)/decrease in net broker/dealer receivables	(17,385)	80,045	(4,910)
(Increase)/decrease in trading securities	(25,097)	17,826	(24,461)
Increase in broker loans and advances	(64,627)	(14,743)	(12,943)
Increase in sales inducements	(8,518)	(646)	(9,879)
Increase in accounts payable	30,856	(23,304)	7,711
Decrease/(increase) in prepaid pension asset	4,741	12,463	(8,680)
(Increase)/decrease in investment in Company owned life insurance	(20,021)	20,021	—
Other, net	(2,580)	(524)	(2,406)

NET CASH (USED IN)/PROVIDED BY OPERATING ACTIVITIES	(24,031)	173,868	(5,178)

CASH FLOW FROM INVESTING ACTIVITIES
Sale of investments:
Debt securities, available for sale	657,638	1,357,470	1,046,967
Equity securities	442	1,014	200
Other	3,740	1,302	149
Maturity and other principal repayments:
Debt securities, available for sale	436,712	608,968	518,835
Other	92,975	127,022	21,806
Cost of investments acquired:
Debt securities, available for sale	(1,272,209)	(1,982,207)	(1,763,617)
Equity securities	(45)	(31,859)	—
Limited partnerships	(37,069)	(61,793)	(58,358)
Derivatives	(132,608)	(74,771)	(32,797)
Other	4,291	(45,249)	(34)
Change in policy loans, net	(17,845)	(2,161)	(35,935)
Cost of short-term investments sold, net	25,745	(241,076)	153,287
(Decrease)/increase in collateral payable	(30,117)	127,554	—
Purchases of furniture and equipment, net	(11,136)	1,974	4,603

NET CASH USED IN INVESTING ACTIVITIES	$(279,486)	$(213,812)	$(144,894)

…continued -

Page 4	The Penn Mutual Life Insurance Company

(In Thousands)

Consolidated Statements of Cash Flow (cont’)

Years Ended December 31,	2009	2008	2007

CASH FLOW FROM FINANCING ACTIVITIES
Policyholder Account Balance
Deposits for universal life and investment contracts	$1,329,619	$955,530	$1,139,291
Withdrawals from universal life and investment contracts	(680,279)	(803,187)	(835,543)
Transfers to separate accounts	(344,563)	(32,153)	(186,235)
(Extinguishment)/issuance of debt	(24,482)	(42,570)	1,765

NET CASH PROVIDED BY FINANCING ACTIVITIES	280,295	77,620	119,278

Net (decrease)/increase in cash and cash equivalents	(23,222)	37,676	(30,794)
Cash and cash equivalents, beginning of year	61,482	23,806	54,600

CASH AND CASH EQUIVALENTS, END OF YEAR	$38,260	$61,482	$23,806

The accompanying notes are an integral part of these financial statements.

2009 Consolidated GAAP Financial Statements	Page 5

(In Thousands)

Notes to Consolidated Financial Statements

Note 1.  NATURE OF OPERATIONS AND BASIS OF PRESENTATION

NATURE OF OPERATIONS  The Penn Mutual Life Insurance Company (“PML”) and its subsidiaries (collectively, “the Company”) offer a wide range of insurance and investment products including life insurance, annuities, and investment products and advisory services. PML, a Pennsylvania domiciled mutual life insurance company, concentrates primarily on the sale of individual life insurance and annuity products. PML and its wholly owned life insurance subsidiary, the Penn Insurance and Annuity Company (“PIA”) primarily market traditional whole life, term life, fixed universal life, indexed universal life, variable universal life, immediate annuity and fixed and variable deferred annuity products through a network of career agents and independent agents. PML is licensed and sells its products in all fifty states and the District of Columbia. In addition, the Company offers a variety of investment products and services through its non-insurance subsidiaries (principally broker/dealer and investment advisory subsidiaries).

BASIS OF PRESENTATION  The accompanying Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and reflect the consolidation of PML and its wholly owned and majority controlled subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

PML prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, while PIA follows statutory practices prescribed or permitted by the Delaware Department of Insurance, both of which are comprehensive basis of accounting other than GAAP. See Note 14 for additional discussion.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES  The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material reported amounts and disclosures that require extensive use of estimates are:

¯	Fair value of certain invested assets and derivatives
¯	Capitalization and amortization of deferred acquisition costs (“DAC”)
¯	Liabilities for future policyholder benefits
¯	Accounting for income taxes and valuation of deferred income tax assets and liabilities and unrecognized tax benefits
¯	Litigation and other contingencies
¯	Pension and other postretirement and postemployment benefit

SUBSEQUENT EVENTS  The Company has evaluated events subsequent to December 31, 2009 and through the Consolidated Financial Statement date of issuance of February 12, 2010. The Company has not evaluated subsequent events after that date for presentation in these Consolidated Financial Statements. There are no subsequent events to be reported.

INVESTMENTS  The Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale, or trading. The Company determines classification of debt securities at time of purchase. The Company classifies its debt securities (bonds, preferred stocks and mortgage and asset-backed securities) as available-for-sale (“AFS”) and trading. AFS securities are reported at fair value, with unrealized gains/(losses) reported in other comprehensive income, net of deferred taxes and related adjustments. Trading securities are held at fair value, with changes in value reported through net investment gains/(losses). Income on debt securities is recognized using the effective yield method of amortization. For mortgage and asset-backed securities (“structured securities”) not subject to credit review, changes in expected cash flows are recognized using the retrospective yield adjustment method. For structured securities

Page 6	The Penn Mutual Life Insurance Company

(In Thousands)

subject to review based on credit rating, changes in expected cash flows are recognized using the prospective yield adjustment method. In these cases, income is recognized on the prospective yield adjustment method over the remaining life of the securities. Cash flow assumptions for structured securities are obtained from broker dealer survey values or internal estimates consistent with the current interest rate and economic environments. These assumptions represent the Company’s best estimate of the amount and timing of estimated principal and interest cash flows based on current information and events. Interest on debt securities is recorded as income when earned.

Equity securities are carried at fair value, and include seed money invested in separate accounts. Unrealized capital gains/(losses) are reported in other comprehensive income, net of deferred taxes and related adjustments. Dividends on equity securities are credited to income on their ex-dividend dates.

Real estate occupied by the Company is carried at depreciated cost. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in net investment losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income. The Company obtains an external appraisal on a tri-annual basis.

Short-term investments, which are carried at amortized cost and approximate fair value, consist primarily of money market funds and investments purchased with maturities of greater than three months and less than or equal to 12 months. Some short-term investments are identified as collateral as required by certain derivative contracts.

Policy loans are stated at the aggregate balance of unpaid principal and interest.

Alternative assets are investments in limited partnerships for which the Company applies the equity method of accounting. Earnings are recorded in net investment income.

Other invested assets include derivatives, an annuity contract to back nonqualified deferred compensation plans and miscellaneous invested assets. See Note 4 for additional discussion on derivatives.

EVALUATING INVESTMENTS FOR AN OTHER-THAN-TEMPORARY IMPAIRMENT (“OTTI”)  The Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired.

Beginning in 2009, with respect to AFS debt securities, the Company considers, amongst other criteria, whether it has the intent to sell a particular impaired AFS debt security. The assessment of the Company’s intent to sell a particular AFS debt security considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, subsequent changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company’s need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on a security where the fair value is less than the amortized cost, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss for the entire difference between the fair value and the amortized cost will be recorded in earnings. In certain circumstances, the Company may determine that it does not intend to sell a particular security but that it is more likely than not that it will be required to sell that security before recovery to amortized cost. In such instances, the AFS debt security will be deemed other-than-temporarily impaired in the period during which it was determined more likely than not that the security will be required to be sold and an OTTI loss for the entire difference between the fair value and the amortized cost will be recorded in earnings. If the Company does not have the intent to sell and it does not believe that it is more likely than not that it will be required to sell the security before recovery of its amortized cost, the Company evaluates the security for impairment considered other than temporary. Factors considered in determining whether a decline in fair value is other

2009 Consolidated GAAP Financial Statements	Page 7

(In Thousands)

than temporary include the significance of the decline, the length of time a security’s fair value is below its amortized cost, current economic conditions, past credit loss experience, estimated future cash flows, and other circumstances of the investment. If the Company concludes that the impairment is other than temporary, the Company estimates the present value of the expected future cash flows to be received from the security. If the present value of the expected future cash flows to be received is less than the amortized cost, the security will be deemed other-than-temporarily impaired in the period that such present value of the expected future cash flows falls below amortized cost and this difference, referred to as the credit loss, will be recognized in earnings. Any remaining difference between the present value of the expected future cash flows to be received and the estimated fair value of the security will be recognized as a separate component of other comprehensive loss and is referred to as the non-credit loss. For AFS debt securities for which an OTTI was recognized in earnings, the difference between the new amortized cost basis and the cash flows expected to be collected will be accreted as interest income. Prior to January 1, 2009 the Company’s assessment of OTTI for AFS debt securities was performed in the manner described below for equity securities.

With respect to equity securities and AFS debt securities prior to 2009, the Company regularly evaluates the carrying value and adjusts the recorded value for impairments considered other-than- temporary. Factors considered in determining whether a decline in fair value is other-than-temporary include the significance of the decline, the length of time a security’s fair value is below its amortized cost, current economic conditions, past credit loss experience, estimated future cash flows, and other circumstances of the investee, and the Company’s ability and intent to hold the investment for a sufficient period of time to allow for anticipated recovery. A decline in a security’s fair value that is deemed to be other-than-temporary is reported in income as a realized capital loss and an appropriate reduction in the cost basis of the security is recognized. When the fair value of securities is below amortized cost and there are negative changes in estimated future cash flows, the securities are deemed other-than-temporarily impaired and realized loss is recognized in net income. The discount created by the impairment loss is amortized into investment income over the remaining term of the security based on expected future cash flows.

Net investment gains/(losses) on sales are generally computed using the specific identification method and are included in income on the trade date, net of amortization of deferred acquisition costs and unearned revenue. Unrealized capital gains/(losses), net of applicable taxes, amortization of deferred acquisition costs and unearned revenue, are accounted for as a separate component of other comprehensive income.

DERIVATIVE FINANCIAL INSTRUMENTS  The Company utilizes various derivatives, including interest rate swaps, financial futures, interest rate caps, and put options in conjunction with its management of assets and liabilities and interest rate risk. All derivatives are recognized at fair value and reported in other invested assets. The accounting treatment for specific derivatives depends on whether management elects to follow hedge accounting. To qualify as a hedge, the hedge relationship is designated and formally documented at inception by detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged to qualify for hedge accounting. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis. The Company does not engage in derivative financial instrument transactions for speculative purposes.

Interest rate swaps and interest rate futures are used to manage risk from interest rate fluctuations. The Company has entered into interest rate swaps and interest rate futures that qualify for hedge accounting. The interest rate swaps have been designated to qualify as cash flow hedges of fixed income securities in the investment portfolio; the interest rate futures have been designated as fair value hedges of fixed income securities in the investment portfolio.

For a fair value hedge, the gain or loss on the hedging instrument is recognized in current earnings. The carrying value of the hedged items is adjusted by the change in fair value and is also recognized in current earnings. The Company’s fair value hedges are primarily hedges of available-for-sale fixed maturity securities.

Page 8	The Penn Mutual Life Insurance Company

(In Thousands)

For a cash flow hedge, in which derivatives hedge the variability of cash flows related to variable rate available-for-sale securities, the accounting treatment depends on the effectiveness of the hedge. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives’ fair value will not be included in current earnings, but are reported as other comprehensive income. To the extent these derivatives are not effective, changes in their fair values are included in earnings as a net investment gain/loss.

At termination, the cost bases of the hedged assets are adjusted prospectively by the amount of change in fair value of the hedged assets, unless the hedged assets are subject to retrospective accounting. The adjustment to the hedged assets will be amortized through investment income over the remaining life of the bond.

The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, (ii) the derivative expires, is sold, terminated, or exercised, (iii) the derivative is de-designated as a hedge instrument, or (iv) it is probable that the forecasted transaction will not occur.

For cash flow hedges, when hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the gain/loss that was accumulated in other comprehensive income will be recognized immediately as a realized capital gain/loss. The derivative will continue to be carried on the balance sheet at its fair value with subsequent changes in fair value recorded as a realized capital gain/loss. When hedge accounting is discontinued because the hedge is terminated, the accumulated gain/loss remains in other comprehensive income until the forecasted transaction is no longer probable. At that time, the accumulated gain or loss will be amortized as a realized capital gain/loss over the remaining life of the derivative contract.

The Company has interest rate swaps, financial futures and put options to hedge risks associated with the offering of equity market based guarantees in the Company’s annuity product portfolio. These derivatives do not qualify for hedge accounting. The change in fair value of these derivatives is recognized as a net investment gain/(loss).

Interest rate caps and credit default swaps are carried at fair value. The interest rate caps and credit default swaps are not hedges of specific assets or liabilities. These transactions do not qualify for hedge accounting treatment. As a result, the change in the fair value of the derivatives is recognized currently in net investment gains/(losses) in the period of change.

Additional disclosures related to derivative instruments and hedging activities are included in Notes 4 and 5.

The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 8.

DEFERRED ACQUISITION COSTS  The costs of acquiring new and sustaining renewal business and certain costs of issuing policies that vary with and are directly related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Consolidated Balance Sheet. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts and certain agency expenses.

DAC related to participating traditional and universal life insurance policies and investment type products without mortality risk that include significant surrender charges are being amortized over the lesser of the estimated or actual contract life. Amortization expense is recognized in proportion to estimated gross profits arising principally from interest margins, mortality margins, expense margins and surrender charges. The effects of revisions to estimated gross profits are reflected as adjustments to DAC in the period such estimated gross profits are revised. DAC related to certain term business are amortized in proportion to premium revenue.

Each year, a formal review of the assumptions underlying the expected gross profits are analyzed and updated as necessary.

2009 Consolidated GAAP Financial Statements	Page 9

(In Thousands)

DAC is reviewed annually to determine whether such costs are recoverable based upon future estimated gross profits. The Company has evaluated all DAC balances and concluded these amounts are recoverable at December 31, 2009 and 2008, respectively. Certain costs and expenses reported in the Consolidated Statements of Income are net of amounts deferred.

GOODWILL AND INTANGIBLE ASSETS  Goodwill and other intangibles with an indefinite useful life are not amortized. All goodwill and indefinite life intangible assets are required to be tested for impairment at least annually. An intangible asset with a finite life is amortized over its useful life. Intangibles with a finite useful life are tested for impairment when facts and circumstances indicate that its carrying amount may not be recoverable.

The Company had goodwill of $50,026 and $50,026 as of December 31, 2009 and 2008, respectively. No impairment of goodwill was recognized during 2009, 2008 or 2007.

The Company had intangible assets with a gross carrying amount of $8,700 and $10,707 and accumulated amortization of $6,149 and $7,244 as of December 31, 2009 and 2008, respectively. The aggregate amortization expense related to these intangible assets was $912, $1,316 and $1,517 in 2009, 2008 and 2007, respectively. Estimated annual amortization expense is:

Years ending December 31,	Amortization Expense

2010	$668
2011	479
2012	374
2013	290
2014	206

OTHER  Other assets primarily consist of property and equipment, leasehold improvements, computer equipment, and packaged software, which are stated at cost, less accumulated depreciation and amortization. Depreciation on property and equipment is determined using the straight-line method over the estimated useful lives of the related assets. Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Depreciation of computer equipment is calculated using the straight-line method over the lesser of its useful life. Packaged software is depreciated using the straight-line method over the lesser of its useful life or three years. At December 31, 2009 and 2008, these assets had a gross carrying amount of $179,008 and $167,872, respectively and accumulated depreciation and amortization was $151,073 and $140,844 at December 31, 2009 and 2008, respectively. Related depreciation and amortization expense was $10,252, $9,171, and $9,303 for the years ended December 31, 2009, 2008 and 2007, respectively.

Also included in Other assets are sales inducements. The Company has deferred annuity policies in force that contain sales inducements. See Note 7 for additional discussion of sales inducements.

RESERVES FOR FUTURE POLICY BENEFITS  Future policy benefits include reserves for participating traditional life insurance and life contingent annuity products, as well as the excess death benefit liability associated with secondary guarantee universal life contracts and are established in amounts adequate to meet the estimated future obligations of the policies in force.

Liabilities for participating traditional life products are computed using the net level premium method, using assumptions for investment yields, mortality and morbidity, which are consistent with the dividend fund interest rate and mortality rates used in calculating cash surrender values. Interest rate assumptions used in the calculation of the liabilities for participating traditional life products ranged from 2.5% to 8.5%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables.

Page 10	The Penn Mutual Life Insurance Company

(In Thousands)

Liabilities for life contingent annuity products are computed by estimating future benefits and expenses. Assumptions are based on the Company’s actual experience projected at the time of policy issue with provision for adverse deviations. Interest rate assumptions range from 2.25% to 13.25%.

OTHER POLICYHOLDER FUNDS  Other policyholder funds represent liabilities for universal life and investment-type annuity products. The liabilities for these products are based on the contract account value, which consists of deposits received from customers and investment earnings on the account value, less administrative and expense charges. The liability for universal life products is also reduced by mortality charges.

Liabilities for the non-life contingent annuity products are computed by estimating future benefits and expenses. Assumptions are based on Company experience projected at the time of policy issue. Interest rate assumptions range from 2.0% to 10.5%.

Contract charges assessed against account values for universal life and investment-type annuities are reflected as policy fee income in revenue. Interest credited to account values and universal life benefit claims in excess of fund values are reflected as benefit expense.

POLICYHOLDERS’ DIVIDENDS PAYABLE  The Company’s liability for policyholders’ dividends represents its dividends payable to policyholders. As of December 31, 2009 and 2008, participating insurance expressed, as a percentage of insurance in force is 94% and 95%, respectively, and as a percentage of premium income is 19% and 38%, respectively. The Board of Trustees approves the amount of Policyholders’ dividends to be paid annually. The aggregate amount of policyholders’ dividends is calculated based on actual interest, mortality, morbidity and expense experience for the year and on management’s judgment as to the appropriate level of equity to be retained by the Company. The carrying value of this liability approximates the earned amount and fair value at December 31, 2009 and 2008.

BROKER/DEALER RECEIVABLES AND PAYABLES  Broker/dealer transactions in securities and listed options, including related commission revenue and expense, are recorded on a trade-date basis.

SEPARATE ACCOUNT ASSETS AND LIABILITIES  The Company has separate account assets and liabilities representing segregated funds administered and invested by the Company primarily for the benefit of variable life insurance policyholders and annuity and pension contractholders, including the Company’s benefit plans. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The separate accounts have varying investment objectives.

At December 31, 2009 and 2008, all separate account assets are stated at the fair value of the underlying assets, which are primarily common stocks. The value of the assets in the Separate Accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The liability at December 31, 2009 and 2008 represents the policyholders’ interest in the account and includes accumulated net investment income and realized and unrealized capital gains/(losses) on the assets, which generally reflects fair value. The investment income and net investment gains/(losses) from separate account assets accrue to the policyholders and are not included in the Consolidated Statements of Income. Mortality, policy administration and surrender charges assessed against the accounts are included in Policy fee income in the accompanying Consolidated Statements of Income. Asset management fees charged to the accounts are included in Other income in the accompanying Consolidated Statements of Income.

In 2008, the Company invested $31,000 of Seed Money for the establishment of 13 new funds in Penn Series Funds, Inc. The Seed Money is classified as an equity security, with unrealized capital gains/(losses) reported in other comprehensive income, net of deferred taxes and related adjustments. Dividends earned by the funds are credited to income on their ex-dividend dates. Seed money of $28,588 was still invested in seven funds as of December 31, 2009. As of December 31, 2008, seed money of $21,641 was invested in nine funds.

The Company issues traditional variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”), Guaranteed Minimum Accumulated Benefits (“GMAB”) and GMAB/Guaranteed Minimum Withdrawal Benefits (“GMWB”). See Note 8 for a discussion of the Company’s obligation regarding these product features.

2009 Consolidated GAAP Financial Statements	Page 11

(In Thousands)

RECOGNITION OF INCOME AND RELATED EXPENSES  Premiums from traditional participating life insurance policies, term life policies, annuity policies with life contingencies and group life contracts are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of deferred acquisition costs.

Amounts received under universal life-type contracts are reported as deposits to policyholders’ account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration, and surrender charges, and are included as policy fee income in the Consolidated Statements of Income. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio.

Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income over the period benefited, using the same assumptions and factors used to amortize DAC costs. Policy benefits and claims that are charges to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in force and, for annuities, in relation to the amount of expected future benefit payments.

FEDERAL INCOME TAXES  Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

Uncertain tax positions (“UTP”) are established when the merits of a tax position are evaluated against certain measurement and recognition tests. UTP changes are reflected as a component of income taxes.

The Company files a consolidated federal income tax return with its life and non-life insurance subsidiaries. The consolidated tax liability is allocated among the members of the group in accordance with a tax sharing agreement. The tax sharing agreement provides that the tax liability for each member of the group is calculated on a separate company basis.

REINSURANCE  In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $5 million.

Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts and the financial strength of potential reinsurers. The Company regularly monitors the financial condition and ratings of its existing reinsurers to ensure that amounts due from reinsurers are collectible.

Insurance liabilities are reported before the effects of reinsurance. Reinsurance receivables (including amounts related to insurance liabilities) are reported as assets in Amounts recoverable from reinsurers. Estimated reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. See Note 10.

Page 12	The Penn Mutual Life Insurance Company

(In Thousands)

BENEFIT PLANS  On December 31, 2007, the Company adopted guidance which requires an employer on a prospective basis to recognize the funded status of its defined benefit pension and post retirement plans as an asset or liability in its statement of financial position and to recognize changes in that funded status through comprehensive income in the year in which the changes occur. See Note 12.

CONTINGENCIES  Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. See Note 13.

RECLASSIFICATION  Certain 2008 and 2007 amounts have been reclassified to conform with 2009 presentation.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS  Effective December 31, 2009, the Company adopted the updated disclosure requirements of Fair Value Measurements and Disclosures and Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The latter provides additional guidance on how companies should estimate the fair value of certain alternative investments, such as hedge funds, private equity funds, and venture capital funds. Since the Company follows an equity method of accounting for these investments, only the additional disclosure requirements applied.

In June 2009, the FASB approved FASB Accounting Standards Codification. This standard identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements that are presented in conformity with U.S. GAAP. It establishes the FASB Accounting Standards Codification (“Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. GAAP. Codification does not create new accounting and reporting guidance rather it reorganizes U.S. GAAP pronouncements into approximately 90 topics within a consistent structure. All guidance contained in the Codification carries an equal level of authority. Relevant portions of authoritative content, issued by the SEC, for SEC registrants, have been included in the Codification. After the effective date, all nongrandfathered, non-SEC accounting literature not included in the Codification is superseded and deemed nonauthoritative. Codification is effective for financial statements issued for interim and annual periods ending after September 15, 2009.

Effective January 1, 2009, the Company adopted new guidance relating to fair value measurement which provides guidance on (1) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities and (2) identifying transactions that are not orderly. The adoption of this guidance did not have an impact on the Company’s Consolidated Financial Statements. Additionally, the Company has provided all of the material required disclosures in its Consolidated Financial Statements.

Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The adoption of this guidance did not have an impact on the Company’s Consolidated Financial Statements. The Company has provided all of the material required disclosures in its Consolidated Financial Statements.

Effective January 1, 2009, the Company adopted guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. This guidance also requires disclosure of the date through which management has evaluated subsequent events and the basis for that date. The adoption of this guidance did not have an impact on the Company’s Consolidated Financial Statements. The Company has provided all of the material required disclosures in its Consolidated Financial Statements.

Effective January 1, 2009, the Company adopted new guidance on the recognition and presentation of other-than-temporary impairments. This guidance amends the recognition guidance for determining whether an other-than-temporary impairment exists for debt securities, changes the presentation of OTTI for debt securities and requires additional disclosures for OTTI on debt and equity securities in interim and annual

2009 Consolidated GAAP Financial Statements	Page 13

(In Thousands)

financial statements. It requires that an OTTI be recognized in earnings for a debt security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the debt security’s amortized cost and its fair value only when either (1) the Company has the intent to sell the debt security or (2) it is more likely than not that the Company will be required to sell the debt security before recovery of the decline in fair value below amortized cost. If neither of these two conditions exists, the Company evaluates the security for impairment considered other-than-temporary. For securities with impairments deemed to be other-than-temporary, the difference between the amortized cost basis of the debt security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings (“credit loss”). If fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors (“non-credit loss”) is recorded as other comprehensive income (loss). When an unrealized loss on a debt security is considered temporary, the Company continues to record the unrealized loss in other comprehensive income (loss) and not in earnings. There was no change for equity securities which, when an OTTI occurred, continue to be impaired for the entire difference between the equity security’s cost or amortized cost and its fair value with a corresponding charge to earnings.

Prior to the adoption of this new guidance, the Company recognized in earnings an OTTI for a debt security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the debt security for a period of time sufficient to allow for a recovery of fair value to the security’s amortized cost basis. Also prior to this guidance, the entire difference between the debt security’s amortized cost basis and its fair value was recognized in earnings if it was determined to have an OTTI.

The Company’s cumulative effect adjustment of adopting the OTTI guidance was an increase of $7,108 to retained earnings with a corresponding increase to accumulated other comprehensive loss to reclassify the non-credit loss portion of previously recognized OTTI losses on debt securities held at January 1, 2009. This cumulative effect adjustment was comprised of an increase in the amortized cost basis of debt securities of $7,108, net of deferred income taxes of $2,488, resulting in the net cumulative effect adjustment of $4,620. The increase in amortized cost basis of debt securities of $7,108 by sector was as follows: $3,753 in asset-backed securities, $1,072 in U.S. corporate securities, $1,996 in residential mortgage-backed securities, and $288 in commercial mortgage-backed securities.

The enhanced financial statement presentation of the total OTTI loss and the offset for the portion of non credit OTTI loss recognized in other comprehensive income (loss) is presented in the Consolidated Statements of Income and Policyholders’ Equity. The enhanced disclosures are included in Note 3.

Effective December 31, 2008, the Company adopted guidance on disclosures regarding the Company’s defined benefit and postretirement benefit plan assets. The adoption of this guidance did not have an impact on the Company’s Consolidated Financial Statements. The Company has provided all of the material required disclosures in its Consolidated Financial Statements.

Effective January 1, 2008, the Company adopted guidance that permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. A Company should report unrealized capital gains/(losses) on items for which the fair value option has been elected in earnings. This guidance also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. It is effective for fiscal years beginning after November 15, 2007. Though the Company has elected not to adopt the Fair Value Option for financial instruments held at January 1, 2008, the Company still has the option to elect the Fair Value Option on new assets and liabilities in the future.

Effective January 1, 2008, the Company adopted new guidance that defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures around fair value measurements. This guidance does not require any new fair value measurements, but its application could change current practices in determining fair value. The guidance is to be applied prospectively with certain exceptions. It is effective for fiscal years beginning after November 15, 2007. The company’s implementation of the guidance resulted in a $9,500 pre-tax investment gain.

Page 14	The Penn Mutual Life Insurance Company

(In Thousands)

Effective December 31, 2007, the Company adopted new guidance that requires an employer on a prospective basis to recognize the overfunded or underfunded status of its defined benefit pension and postretirement plans, as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. The company’s implementation of the standard decreased equity by $328.

Note 3.  INVESTMENTS

AFS DEBT SECURITIES  AFS securities are carried at fair value. Amortized cost is net of cumulative writedowns determined by management to be other than temporary declines in value of $54,624 and $58,560 as of December 31, 2009 and 2008, respectively. The distribution of unrealized capital gains/(losses) on investments in AFS debt securities at December 31, 2009 and 2008 is presented below.

		Gross Unrealized Capital
	Amortized Cost	Gains	Losses	Non-credit Losses	Estimated Fair Value

December 31, 2009:
U.S. Treasury, government and agency securities	$202,115	$1,066	$3,848	$—	$199,333
States and political subdivisions	532,065	1,351	13,662	—	519,754
Corporate securities	2,718,285	213,035	40,777	157	2,890,386
Residential mortgage backed securities	912,672	26,325	2,652	14,924	921,421
Commercial mortgage backed securities	1,350,162	22,519	61,688	180	1,310,813
Asset-backed securities	215,876	1,619	14,832	5,012	197,651
Redeemable preferred stocks	43,881	—	4,184	—	39,697

Total AFS securities	$5,975,056	$265,915	$141,643	$20,273	$6,079,055

		Gross Unrealized Capital
	Amortized Cost	Gains	Losses	Estimated Fair Value

December 31, 2008
U.S. Treasury, government agency securities	$86,337	$6,224	$192	$92,369
States and political subdivisions	35,527	62	816	34,773
Corporate securities	2,755,277	93,075	220,977	2,627,375
Residential mortgage backed securities	1,084,968	14,471	92,762	1,006,677
Commercial mortgage backed securities	1,381,524	1,054	250,406	1,132,172
Asset-backed securities	347,725	411	53,708	294,428
Redeemable preferred stocks	101,924	20	11,526	90,418

Total AFS securities	$5,793,282	$115,317	$630,387	$5,278,212

U.S. Treasury, government agency securities include $12,833 and $11,763 as of December 31, 2009 and 2008, respectively, of estimated fair value in securities that are pledged as collateral for futures contracts.

2009 Consolidated GAAP Financial Statements	Page 15

(In Thousands)

The amortized cost and estimated fair value of AFS securities as of December 31, 2009 and 2008 by contractual maturity is presented below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

	2009		2008
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Due in one year or less	$95,291	$97,200	$23,929	$23,938
Due after one year through five years	500,403	535,653	434,871	425,179
Due after five years through ten years	1,036,450	1,109,606	1,112,084	1,069,525
Due after ten years	1,820,321	1,867,014	1,306,257	1,235,875
Residential mortgage backed securities	912,672	921,421	1,084,968	1,006,677
Commercial mortgage backed securities	1,350,1622	1,310,8133	1,381,5244	1,132,172
Asset-backed securities	215,876	197,651	347,725	294,428
Redeemable preferred stocks	43,881	39,697	101,924	90,418

Total	$5,975,056	$6,079,055	$5,793,282	$5,278,212

Mortgage and other asset-backed securities are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of these securities is estimated at 3.97 years.

Residential mortgage backed securities (MBS), Commercial MBS and Asset-backed securities follow a structured principal repayment schedule and 97.7% are of high credit quality. Securities totaling $1,996,347 are rated AAA and include $3,672 of interest-only tranches.

At December 31, 2009, the largest industry concentration of the Company’s portfolio was investments in the electric industry of $450,780 representing 7.42% of the total AFS portfolio.

Proceeds during 2009, 2008 and 2007 from sales of AFS securities were $657,638, $1,357,470, and $1,046,767, respectively. The gross gains realized on those sales were $25,902, $20,766 and $9,551 and the gross losses realized on those sales were $19,656, $13,052, and $8,950 during 2009, 2008 and 2007, respectively. During 2009, 2008, and 2007, the Company recognized investment losses of $27,515, $42,337, and $7,998, respectively, related to impairment of AFS securities.

The Company’s investment portfolio of AFS securities is predominantly comprised of investment grade securities. At December 31, 2009 and 2008, AFS securities with fair value totaling $194,682 and $154,920, respectively, were less than investment grade. At December 31, 2009 and 2008, there were three securities totaling $1,950 and one security totaling $380 to be restructured pursuant to commenced negotiations, respectively.

The Company accrues interest income on debt securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms.

Management has determined that the unrealized capital losses on the Company’s investments in equity and debt securities at December 31, 2009 are temporary in nature. For further discussion on how the Company evaluates the impairment of debt and equity securities, see Note 2.

Page 16	The Penn Mutual Life Insurance Company

(In Thousands)

Credit Loss Rollforward — Rollforward of the Cumulative Credit Loss Component of OTTI Loss Recognized in Earnings on Fixed Maturity Securities Still Held for Which a Portion of the OTTI Loss was Recognized in Other Comprehensive Loss The table below is a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on debt securities still held for which a portion of the OTTI loss was recognized in other comprehensive loss and are still held on December 31, 2009:

2009

Balance, beginning of period	$—
Credit loss remaining in retained earnings related to adoption of new authoritative guidance on January 1, 2009	8,184
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(1,055)
Credit loss impairments previously recognized on securities impaired to fair value during the period	(2,596)
Credit loss impairment recognized in the current period on securities not previously impaired	16,015
Additional credit loss impairments recognized in the current period on securities previously impaired	4,208

Balance, end of period	$24,756

The following tables present the gross unrealized capital losses and fair values for AFS securities with unrealized capital losses that are deemed to be only temporarily impaired, aggregated by investment category and length of time that individual securities have been in an unrealized capital loss position, at December 31, 2009 and 2008, respectively:

	Less than 12 months		12 Months or longer		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

December 31, 2009:
U.S Treasury, government and agency securities	$151,069	$3,847	$249	$1	$151,318	$3,848
States and political subdivisions	399,739	13,608	11,046	54	410,785	13,662
Corporate securities	218,516	6,091	275,410	34,843	493,926	40,934
Residential MBS	30,478	967	385,065	16,609	415,543	17,576
Commercial MBS	97,446	1,962	496,026	59,906	593,472	61,868
Asset-backed securities	7,587	3,316	168,109	16,528	175,696	19,844
Redeemable preferred stocks	—	—	39,627	4,184	39,627	4,184

Total AFS securities	$904,835	$29,791	$1,375,532	$132,125	$2,280,367	$161,916

2009 Consolidated GAAP Financial Statements	Page 17

(In Thousands)

	Less than 12 months		12 Months or longer		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

December 31, 2008:
U.S Treasury, government and agency securities	$6,150	$192	$—	$—	$6,150	$192
States and political subdivisions	30,630	816	—	—	30,630	816
Corporate securities	1,035,274	123,685	331,471	97,292	1,366,745	220,977
Residential MBS	206,933	74,188	272,372	18,574	479,305	92,762
Commercial MBS	841,805	189,229	248,632	61,177	1,090,437	250,406
Asset-backed securities	44,006	12,615	237,616	41,093	281,622	53,708
Redeemable preferred stocks	73,130	5,704	4,487	5,822	77,617	11,526

Total AFS securities	$2,237,928	$406,429	$1,094,578	$223,958	$3,332,506	$630,387

AFS securities that were in an unrealized capital loss position less than twelve months at December 31, 2009, totaled 18% of the Company’s total AFS securities unrealized capital loss, and securities in an unrealized capital loss position greater than twelve months totaled 82% of the Company’s total AFS securities unrealized capital loss. Of the total amount of securities unrealized capital losses, $134,115 or 83% is related to unrealized capital losses on investment grade securities. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners (“NAIC”) of 1 or 2; a rating of Aaa, Aa, A, or Baa from Moody’s or a rating of AAA, AA, A, or BBB from Standard & Poor’s (“S&P”); or a comparable internal rating if an externally provided rating is not available. Unrealized capital losses on AFS securities with a rating below investment grade represent $27,801 or 17% of the Company’s total AFS securities unrealized capital losses. The decrease in the number of securities with fair values below amortized cost and in the amount of unrealized capital losses is related to the fundamental improvement of the overall economy and the corresponding tightening of spreads and improvement in liquidity conditions.

U.S. Treasury, Government, and Agency Securities  Unrealized capital losses on the Company’s investments in U.S. Treasury obligations and direct obligations of U.S. corporations and agencies were $3,848. These were spread over 9 securities and the decline in value was caused by interest rate increases. The contractual terms of these investments are guaranteed by the full faith and credit of the U.S. Government.

Corporate Securities  Unrealized capital losses on corporate securities were $40,934 or 25% of the total unrealized capital losses for debt securities. The amount of unrealized capital losses on the Company’s investment in corporate securities is spread over 147 individual securities with varying interest rates and maturities. Unrealized capital losses for Corporate securities with a fair value below 80% of the security’s amortized cost totaled $12,673 or 31% of the total unrealized capital losses for corporate securities. Corporate spreads tightened significantly due to an improvement in overall economic conditions and an accompanying improvement in capital markets liquidity and corporate fundamentals. The capital losses were spread across all industry sectors. The largest sector with unrealized capital losses on securities with a fair value below 80% of the security’s amortized cost was banking.

States and Political Subdivisions  Unrealized losses on the Company’s investments in states and political subdivisions were $13,662 or 8% of the Company’s unrealized losses for debt securities. These were spread over 95 securities and the decline in value was caused by interest rate increases.

Residential and Commercial Mortgage-Backed Securities  Unrealized capital losses on mortgage-backed securities were $79,444 or 49% of the total unrealized capital losses for debt securities. The amount of unrealized capital losses on the Company’s investment in mortgage-backed securities was due to elevated risk premium in the

Page 18	The Penn Mutual Life Insurance Company

(In Thousands)

market and lower than expected collateral performance, which management believes is recoverable. These losses were spread across approximately 70 fixed and variable rate investment grade securities. Mortgage-backed securities that were priced below 80% of the security’s amortized cost represented $12,100 or 15% of total unrealized capital losses on mortgage-backed securities. All of the holdings are investment grade and management believes the collateral is sufficient to recover amortized cost. The Company measures its mortgage-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized capital loss.

Asset-Backed Securities  Unrealized capital losses on asset-backed securities were $19,844 or 12% of the total unrealized capital losses for debt securities. The unrealized capital losses on these investments are largely related to the relative liquidity in the marketplace for these type of securities. These capital losses are spread across approximately 25 securities. The Company measures its asset-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized capital loss. The Company also evaluates these securities for other than temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows. Asset-backed securities that were priced below 80% of the security’s amortized cost represented $13,417 or 68% of the total unrealized capital losses for asset-backed securities.

The following table sets forth the reclassification adjustment required to avoid double-counting in comprehensive income items that are included as part of net income for a period that also had been part of other comprehensive income in earlier periods:

Reclassification Adjustments	2009	2008	2007

Unrealized capital holding (losses) arising during period, net of taxes	$312,964	$(348,285)	$(391)
Reclassification adjustment for losses included in net income	13,862	16,066	1,791

Unrealized capital (losses)/gains on investments, net of reclassification adjustment	$326,826	$(332,219)	$1,400

Reclassification adjustments reported in the above table for the years ended December 31, 2009, 2008 and 2007 are net of income tax benefits of $(7,465), $(8,651), and $(964), respectively, and $(4,974), $(3,986), and $(429), respectively, relating to the effects of such amounts on DAC.

EQUITY SECURITIES  During 2009, 2008 and 2007, the proceeds from sales of unaffiliated equity securities amounted to $42, $618, and $200, respectively. The gross gains realized on those sales were $0, $0 and $200 and the gross losses realized on those sales were $3, $134, and $0, for 2009, 2008 and 2007, respectively.

Unaffiliated equity securities had gross unrealized capital losses of $5,088 and $4,870 as of December 31, 2009 and 2008, respectively.

During 2009, 2008 and 2007, the proceeds from sales of affiliated equity securities were $400, $4 and $0, respectively. Gross unrealized capital losses were $2,110 and $9,466 as of December 31, 2009 and 2008, respectively.

2009 Consolidated GAAP Financial Statements	Page 19

(In Thousands)

ALTERNATIVE ASSETS  The following table presents the Company’s Alternative assets portfolio:

	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period

December 31, 2009
Venture capital	$78,989	$40,874
Distressed	53,327	19,028
MBO	36,644	27,790
Real asset	30,547	7,860
Mezzanine	28,844	20,029
Infrastructure*	19,284	1,695	semi-annually	30 days
Global macro hedge	13,415	—	monthly	5 days
Fund of funds	2,896	1,502
Secondaries	2,273	5,760

Total Alternative assets	$266,219	$124,538

*	Redemption option only applies to one infrastructure fund (FV = $8,926; Unfunded Commitment = $0)

The fair values are provided per the funds’ capital statements. Significant events that have occurred since the date the values were calculated have been reviewed but are deemed as not being significant. With exception of two open-ended investments within the portfolio, the Company’s interest cannot be redeemed. Instead, distributions from each fund are received through the liquidation of the underlying assets, which flow through the Consolidated Statements of Income.

Venture capital  includes several venture capital funds that make investments in life science and information technology companies. The geographic focus is primarily U.S. with some focus in Canada. Venture capital funds exposure (unfunded commitments + fair value) is 30%, which is the largest for the Alternative assets portfolio.

Distressed  includes several funds that invest in companies that are in financial distress and/or are undervalued due to discrete extraordinary events. Some of the funds within this category also invests in publicly traded and privately held securities, derivatives and other instruments, primarily in the mortgage, asset-backed, commercial mortgage-backed and related markets. Investments within this category are made on a global basis. Distressed asset funds exposure (unfunded commitments + fair value) is 19% of the Alternative assets portfolio.

MBO includes several lower middle market management buyout funds (MBO) that take controlling positions and work with management to create value. These MBO funds concentrate on the following industries: consumer, healthcare, media, manufacturing and industrial services. The geographic focus is primarily U.S. with some exposure in Europe. MBO asset funds exposure (unfunded commitments + fair value) is 17% of the Alternative assets portfolio.

Real asset includes investments that focus on energy, timber and real estate. The energy funds concentrate on the acquisition and exploration of oil and gas production in North America. They also consider investments in gathering and processing, energy service and other energy related sector. The timber funds include primarily US timberland properties diversified by geography, age and species. The portfolio also includes one real estate fund that purchases participating and non-participating mezzanine loans, mortgages, preferred equity and related investments in smaller and mid size commercial real estate projects located throughout the United States. Real Asset funds exposure relative to the total Alternative asset portfolio for each of these sectors is 4% for energy, 5% for timber and 1% for real estate.

Mezzanine includes investments made in mezzanine securities and middle market companies involved in leveraged transactions. Many of the partnerships within this sector consider an array of investment

Page 20	The Penn Mutual Life Insurance Company

(In Thousands)

opportunities but there is some concentration on media companies. The geographic focus is primarily North America and Europe. Mezzanine exposure (unfunded commitments + fair value) is 13% of the Alternative asset portfolio.

Infrastructure includes three funds. Some of the assets include toll roads, bridges, pipelines, airports, communication assets and water-waste related assets. One of the funds is open-ended and therefore can be redeemed. Any repurchase of the Company’s interest completed within four years after the final drawdown date is made at 94% of Offering NAV per interest. After four years, repurchase is made at 100% of NAV per interest. Infrastructure exposure (unfunded commitments + fair value) is 5% of the Alternative asset portfolio.

Global macro hedge includes a fund in which the Company invests in Class B shares of common stock. The investment strategy is an opportunistic style with the flexibility to establish long, short, or spread positions within the following areas: currency, credit market, credit market spreads, emerging markets, and the equity and copper markets. A shareholder may redeem shares as of the close of business on the last trading day of any upcoming month provided that prior written notice is received by the Administrator on the fifth business day prior to the relevant dealing day. Shares are redeemed at the net asset value of the Company as of the redemption date. Hedge fund exposure (unfunded commitments + fair value) is 3% of the Alternative asset portfolio.

Fund of funds primary focus includes investments in private equity, co-investments and secondary market purchases of interests in private equity funds. While traditional buyout and growth capital funds make up a majority of the portfolio, approximately 40% of the portfolio is invested outside the United States and 30% are “special situations”, including distressed investment opportunities. Fund of funds exposure (unfunded commitments + fair value) is 1% of the Alternative asset portfolio.

Secondaries includes two investments in secondaries. The primary purpose of the first investment is to acquire equity and equity-related securities in venture-backed companies and interests in venture capital investment funds. The firm is located in San Francisco and over 50% of its invested capital is in the Silicon Valley. The second investment considers opportunities on a global basis and across all sectors of the private equity market. The Fund invests its capital principally in LP Secondaries, Synthetic Secondaries and Alternative Investments. Secondary exposure (unfunded commitments + fair value) is 2% of the Alternative asset portfolio.

Net unrealized investment capital gains/(losses) on alternative assets that were classified as investment income aggregated $(22,559), $(16,240) and $13,581 for the years ended December 31, 2009, 2008 and 2007, respectively. Net unrealized investment capital losses classified as net investment losses were $(656), $(505) and $(530) for the years ended December 31, 2009, 2008 and 2007, respectively. The Company also recognized investment losses of $949, $4,041 and $2,803 in investment income in 2009, 2008 and 2007, respectively. Additionally, the Company recognized capital losses of $334 on closed partnerships in 2009.

OTHER INVESTED ASSETS  The components of other invested assets as of December 31, 2009 and 2008 were as follows:

	2009	2008

Derivatives	$150,916	$198,706
Annuity contract	45,996	47,485
Other	4,833	2,516

Total other invested assets	$201,745	$248,707

Refer to Note 4 for discussion on Derivatives.

RESTRICTED ASSETS AND SPECIAL DEPOSITS  Assets of $7,617 and $7,299 at December 31, 2009 and 2008, respectively, were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included within invested assets in the accompanying Consolidated Balance Sheet.

2009 Consolidated GAAP Financial Statements	Page 21

(In Thousands)

NET INVESTMENT INCOME  The components of net investment income are summarized as follows:

YEARS ENDED DECEMBER 31,	2009	2008	2007

AFS securities	$339,825	$352,572	$352,692
Equity securities	1	107	2
Policy loans	37,971	36,507	36,070
Short-term investments	673	2,022	4,094
Alternative Assets	(19,869)	(6,382)	41,233
Other invested assets	18,548	12,530	41
Other investment income	888	543	766

Gross investment income	378,037	397,899	434,898

Less: Investment expense	8,493	9,139	9,647

Net investment income	$369,544	$388,760	$425,251

NET INVESTMENT LOSSES  The components of net investment losses on investments were as follows:

YEARS ENDED DECEMBER 31,	2009	2008	2007

AFS securities	$(22,123)	$(34,743)	$(6,784)
Trading securities	19,012	19,350	7,732
Equity securities, mortgage loans, short-term investments	64	(265)	200
Alternative assets, other invested assets, and equity hedging	(21,815)	12,801	(5,898)
Amortization of deferred acquisition costs	3,110	5,428	1,058
Deferred compensation plans and other assets	7,962	(18,435)	2,561

Net investment losses	$(13,790)	$(15,864)	$(1,131)

Note 4.  DERIVATIVES

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency, and cash flow risks. The Company may use forward contracts, swaps, futures, options, swaptions, caps, floors, collars and options on futures to hedge these risks.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk, and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken. Also, the Company requires that an International Swaps and Derivatives Association Master agreement govern all Over-the-Counter (“OTC”) derivative contracts.

Page 22	The Penn Mutual Life Insurance Company

(In Thousands)

The following table presents the notional and fair values of derivative financial instruments reported in Other invested assets on the Consolidated Balance Sheets for:

Derivative Instruments Designated and Qualifying as Hedging Instruments

YEARS ENDED DECEMBER 31,	2009				2008
	Number	Notional Value	Gain	Loss	Number	Notional Value	Gain	Loss

Fair Value Hedges:
Interest rate Futures	—	$—	$—	$—	186	$24,974	$—	$(658)
Cash Flow Hedges:
Interest rate swaps	2	380,000	5,009	—	2	380,000	19,090	—

Total designated and qualifying hedges	2	$380,000	$5,009	$—	188	$404,974	$19,090	$(658)

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

YEARS ENDED DECEMBER 31,	2009				2008
	Number	Notional Value	Gain	Loss	Number	Notional Value	Gain	Loss

Interest rate futures	907	$104,716	$—	$(2,622)	2,422	$304,567	$6,018	$—
Interest rate caps	2	200,000	2,068	—	6	500,000	718	—
Credit default swaps	3	14,000	—	(721)	2	14,000	954	—
Equity future	4,277	220,092	—	(271)	6,170	258,002	—	(515)
Equity options	20	827,473	147,453	—	14	528,147	173,099	—

Total not designated and not qualifying as hedges	5,209	$1,366,281	$149,521	$(3,614)	8,614	$1,604,716	$180,789	$(515)

The following table presents the components of OCI, before income tax, related to cash flow hedges:

YEARS ENDED DECEMBER 31,	2009	2008

Other comprehensive income, beginning of period	$21,886	$15,046
(Losses)/gains deferred in OCI on the effective portion of cash flow hedges	(13,934)	10,662
Amounts reclassified to net investment gains	(2,518)	(3,822)

Other comprehensive income, end of period	$5,434	$21,886

The OCI offset is reported within net investment income on the Consolidated Statements of Income.

2009 Consolidated GAAP Financial Statements	Page 23

(In Thousands)

The impact of derivative instruments reported on the Consolidated Statements of Income in net investment gains/(losses) are reported in the tables below:

Derivative Instruments Designated and Qualifying as Hedging Instruments

YEARS ENDED DECEMBER 31,	2009		2008
	Net Investment Income	Net Investment Gains/(Losses)	Net Investment Income	Net Investment Gains/(Losses)

Fair Value Hedges:
Interest rate futures	$—	$(1,366)	$—	$1,365
Cash Flow Hedges:
Interest rate swaps	17,342	2,371	10,379	1,644

Total qualifying hedges	$17,342	$1,005	$10,379	$3,009

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

YEARS ENDED DECEMBER 31,	2009		2008
	Net Investment Income	Net Investment Gains/(Losses)	Net Investment Income	Net Investment Gains/(Losses)

Interest rate futures	$—	$(12,317)	$—	$17,931
Interest rate caps	—	1,350		(1,040)
Interest rate swaps	—	—	586	4,343
Credit default swaps	(481)	(1,363)	(175)	1,060
Equity futures	—	1,123	—	(46,425)
Equity options	—	(81,249)	6	136,948
Forwards	—	—	—	(222)

Total nonqualifying hedges	$(481)	$(92,456)	$417	$112,595

Derivative Instruments Designated and Qualifying as Cash Flow Hedges

The Company has entered into interest rate swaps that qualify for hedge accounting. These have been designated as cash flow hedges of floating rate bonds. These interest rate swaps are used to reduce market risks from changes in interest rates. The net receipts/payments from these interest rate swaps are recorded on our Consolidated Statements of Income as reported in the table above.

The Company’s cash flow hedges include hedges of floating rate securities. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excluded amounts relating to risks other than exposure to the benchmark interest rate. Derivative instruments used in cash flow hedges that meet the criteria of a highly effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability.

The effective portion of the cash flow hedge recorded in other comprehensive income was $5,009 and $18,943 at December 31, 2009 and 2008, respectively. The ineffective portion of the cash flow hedge recorded as a net investment (loss)/gain was $(147) and $147 as of December 31, 2009 and 2008, respectively.

As of December 31, 2009, $425 of the deferred net gains on derivative instruments in accumulated other comprehensive income were expected to be reclassified to earnings during the next twelve months. This reclassification is due to the maturity of the derivative instruments on April 11, 2010.

The Company de-designated a $200,000 notional interest rate swap that had been designated as a three-year cash flow hedge of fixed income securities on September 16, 2008. Of the $2,943 that was recorded in OCI as of December 31, 2008, $2,518 was reclassified to net investment income as of December 31, 2009.

Page 24	The Penn Mutual Life Insurance Company

(In Thousands)

During the years ending December 31, 2009, 2008 and 2007, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted.

Derivative Instruments Designated and Qualifying as Fair Value Hedges

For fair value hedges, changes in the fair value of derivatives are reported in a manner that is consistent with the hedged asset or liability.

In 2008 the Company entered into interest futures that qualified for hedge accounting. These were designated as fair value hedges of fixed income securities in the investment portfolio. The futures were used to hedge the risk of a decline in the fair value of corporate bond securities due to an increase in interest rates. The Company closed the futures in 2009 and recognized a realized capital gain of $1,660.

For fair value hedges, all components of each derivative’s gain or loss were included in the assessment of hedge ineffectiveness. The Company recognized net investment (losses)/gains of $(1,366), $1,365, and $(8,745) in 2009, 2008 and 2007, respectively, related to the ineffectiveness of its fair value hedges.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

The Company enters into interest rate caps, interest rate and equity futures, credit default swaps, forward contracts and put options that do not qualify for hedge accounting or for purposes other than hedging.

These instruments are carried at fair value and are classified as other invested assets in the Consolidated Balance Sheet. The Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security resulting in bankruptcy or the failure to pay. The Company uses “to be announced” forward contracts to gain exposure to the investment risk and return of mortgage-backed securities.

The Company offers a variety of variable annuity programs with guaranteed minimum balance or guaranteed withdrawal benefits. The contractholders may elect to invest in equity funds. Adverse changes in the equity markets expose the company to losses if the changes result in contractholder’s account balances falling below the guaranteed minimum. To mitigate the risk associated with these liabilities, the Company enters into interest and equity futures and put options. The changes in value of the futures and options will offset a portion of the changes in the annuity accounts relative to changes in the equity market.

CREDIT RISK

The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the counterparty’s credit rating. Additionally, the agreements with the counterparties allow for contracts in a positive position to be offset by contracts in a negative position. This right of offset, combined with the collateral obtained from counterparties, reduces the Company’s exposure. Cash with an estimated fair value of $109,340 and $127,554 were held at December 31, 2009 and 2008, respectively. The cash received is invested in an interest bearing money market fund and is reflected as a short-term investment.

As of December 31, 2009 and 2008, the Company pledged collateral for futures contracts of $24,794 and $21,946, respectively. Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments.

The Company holds cash and securities as collateral related to derivatives with Lehman Brothers Holdings Inc., which declared bankruptcy in 2008. At December 31, 2009 and 2008, $7,180 in cash, which is included as part of collateral held in short-term investments, is in the Company’s possession with a payable balance in the

2009 Consolidated GAAP Financial Statements	Page 25

(In Thousands)

same amount. Cash and short-term investments of $15,858 and $9,810 and U.S Treasury securities of $4,796 and $10,945 at December 31, 2009 and 2008, respectively, are maintained in a segregated custodial account for the sole purpose of collateral management. The unsecured portion of the termination value is $14,829. The recoverability of the unsecured portion was determined to be 50%, therefore, an impairment of $7,415 was recognized as a realized capital loss in 2008.

Note 5.  FAIR VALUE OF FINANCIAL INSTRUMENTS

FAIR VALUE MEASUREMENT  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. The inputs to valuation techniques used to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement. The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1	Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers. iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assts or liabilities.

Level 2	Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. In circumstances where prices from pricing services are reviewed for reasonability but cannot be validated to observable market data as noted above, these security values are recorded in Level 3 in our fair value hierarchy.

Level 3	Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Prices may also be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market.

The determination of fair value, which for certain assets and liabilities is dependent on the application of estimates and assumptions, can have a significant impact on our results of operations. The following sections describe the key estimates and assumptions surrounding certain assets and liabilities, measured at fair value on a recurring basis, that could have a significant impact on our results of operations or involve the use of significant unobservable inputs.

AFS SECURITIES  The fair values of our debt securities are generally based on quoted market prices or prices obtained from independent pricing services. In order to validate reasonability, prices are reviewed by our internal investment professionals through comparison with directly observed recent market trades or comparison of all significant inputs used by the pricing service to our observations of those inputs in the market. Consistent with the fair value hierarchy described above, securities with quoted market prices or validated quotes from pricing services are generally reflected within Level 2. Inputs considered to be standard for valuations by the independent pricing service are: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data and

Page 26	The Penn Mutual Life Insurance Company

(In Thousands)

industry and economic events. In circumstances where prices from pricing services are reviewed for reasonability but cannot be validated to observable market data as noted above, these security values are recorded in Level 3 in our fair value hierarchy.

In circumstances where market data such as quoted market prices or vendor pricing is not available, internal estimates based on significant observable inputs are used to determine fair value. This category also includes fixed income securities priced internally. Inputs considered are: public debt, industrial comparables, underlying assets, credit ratings, yield curves, type of deal structure, collateral performance, loan characteristics and various indices. Also included in Level 2 are private placement securities. There are several private placement bonds that are priced externally. Inputs considered are: public corporate bond spreads, industry sectors, average life, internal ratings, security structure and yield curves. If the discounted cash flow model incorporates significant unobservable inputs, these securities would be reflected within Level 3 in our fair value hierarchy.

In circumstances where significant observable inputs are not available, estimated fair value is calculated internally by using unobservable inputs. These inputs reflect our own assumptions about the inputs market participants would use in pricing the asset, and are therefore included in Level 3 in our fair value hierarchy. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security.

Our Level 3 debt securities generally include certain public debt securities and distressed private debt securities priced internally based on observable and unobservable inputs. Under certain conditions, the Company may conclude pricing information received from third party pricing services is not reflective of market activity and may over-ride that information with an internally developed valuation. As of December 31, 2009 and 2008, such over-rides in aggregate were not material. Significant inputs used include: issue specific credit adjustments, material non-public financial information, management judgment, estimation of future earnings and cash flows, default rate assumptions and non-binding quotes from market makers. These inputs are usually considered unobservable, as not all market participants will have access to this data.

TRADING SECURITIES  The fair values of most publicly traded securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in our fair value hierarchy. Level 2 securities include those not actively traded and priced based on similar assets traded in active markets and securities where the fair value is based on vendor prices. All other securities are priced as Level 3.

EQUITY SECURITIES  Equity securities consist principally of investments in common and preferred stock of publicly traded companies, as well as common stock mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in our fair value hierarchy. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in our fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with recent market trades we have directly observed. Accordingly, these securities are classified within Level 2 in our fair value hierarchy.

SHORT-TERM INVESTMENTS  Short-term investments carried at Level 1 consist of money market funds.

ALTERNATIVE ASSETS  Alternative assets are primarily limited partnerships with investments in venture capital, management buy-out, mezzanine financing and fund of funds. Because no active market exists for these assets, the fair value is estimated by the general partner. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the valuation, the limited partnership investments have been reflected within Level 3 in our fair value hierarchy.

DERIVATIVE INSTRUMENTS  Derivatives are recorded as Other Invested Assets. The fair values of derivative contracts are determined based on quoted prices in active exchanges or through the use of

2009 Consolidated GAAP Financial Statements	Page 27

(In Thousands)

valuation models. The fair values of derivative contracts can be affected by changes in interest rates, credit spreads, market volatility, expected returns and liquidity as well as other factors. In order to validate reasonability, prices are reviewed by our internal investment professionals through comparison with directly observed recent market trades or comparison of all significant inputs used in broker quotes to our observations of those inputs in the market. Fair values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

The Company’s exchange traded futures include index futures. Exchange traded futures and exchange traded put options are valued using quoted prices in active markets and are classified within Level 1 in our fair value hierarchy.

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in our fair value hierarchy. These investments include: interest rate swaps, interest rate caps and put options. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, broker-dealer quotations, third-party pricing vendors and/or recent trading activity.

SEPARATE ACCOUNT ASSETS  Separate Account assets primarily consist of mutual funds. The fair value of mutual funds is based upon quoted prices in an active market, resulting in classification in Level 1.

VARIABLE ANNUITY LIVING BENEFIT RIDERS  The Company’s liability for future policy benefits includes general account liabilities for guarantees on variable annuity contracts, including GMAB and GMWB. These benefits are accounted for as embedded derivatives and are carried at fair value with changes in fair value included in net investment gains/(losses).

The fair values of the GMAB and GMWB liabilities are calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. The expected cash flows are discounted using appropriate rates that take into consideration the Company’s own risk of nonperformance. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rates and equity market assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed regularly, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in our fair value hierarchy.

Page 28	The Penn Mutual Life Insurance Company

(In Thousands)

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table presents the financial instruments carried at fair value as of December 31, 2009, by caption on the Consolidated Balance Sheet and by valuation hierarchy (as described above).

	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
AFS Securities:
U.S Treasury, government and agency securities	$173,070	$26,014	$249	$199,333
States and political subdivisions	—	508,708	11,046	519,754
Corporate securities	—	2,890,107	279	2,890,386
Residential MBS	—	921,421	—	921,421
Commercial MBS	—	1,310,813	—	1,310,813
Asset-backed securities	—	193,971	3,680	197,651
Redeemable preferred stocks	—	16,240	23,457	39,697

Total AFS Securities	173,070	5,867,274	38,711	6,079,055
Trading securities	5,269	85,046	4,050	94,365
Equity securities	31,239	—	—	31,239
Short-term investments	253,341	—	—	253,341
Alternative assets	—	—	266,219	266,219
Other invested assets	20,258	130,658	—	150,916

Total investments	483,177	6,082,978	308,980	6,875,135
Separate account assets(1)	3,761,147	—	—	3,761,147

Total assets	$4,244,324	$6,082,978	$308,980	$10,636,282

Liabilities:
Future policy benefits	$—	$—	$(51,032)	$(51,032)
Securities sold not purchased	(2,542)	(6,602)	—	(9,144)

Total Liabilities	$(2,542)	$(6,602)	$(51,032)	$(60,176)

(1)	Separate account assets represent segregated funds that are invested for certain customers. Investment risk associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Balance Sheets.

2009 Consolidated GAAP Financial Statements	Page 29

(In Thousands)

The following table presents the financial instruments carried at fair value as of December 31, 2008, by caption on the Consolidated Balance Sheet and by valuation hierarchy (as described above).

	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
AFS Securities:
U.S Treasury, government and agency securities	$92,120	$—	$249	$92,369
States and political subdivisions	—	13,529	21,244	34,773
Corporate securities	—	2,625,256	2,119	2,627,375
Residential MBS	—	1,006,677	—	1,006,677
Commercial MBS	—	1,132,172	—	1,132,172
Asset-backed securities	—	289,976	4,452	294,428
Redeemable preferred stocks	—	45,226	45,192	90,418

Total AFS Securities	$92,120	$5,112,836	$73,256	$5,278,212
Trading securities	3,068	62,118	4,082	69,268
Equity securities	24,511	—	—	24,511
Short-term investments	277,841	—	—	277,841
Alternative assets	—	—	265,718	265,718
Other invested assets	37,103	161,603	—	198,706

Total investments	434,643	5,336,557	343,056	6,114,256
Separate account assets (1)	2,753,267	—	—	2,753,267

Total assets	$3,187,910	$5,336,557	$343,056	$8,867,523

Liabilities:
Future policy benefits	$—	$—	$(121,298)	$(121,298)
Securities sold not purchased	(681)	(3,960)	—	(4,641)

Total Liabilities	$(681)	$(3,960)	$(121,298)	$(125,939)

(1)	Separate account assets represent segregated funds that are invested for certain customers. Investment risk associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Balance Sheets.

SIGNIFICANT TRANSFERS BETWEEN LEVEL 1 AND LEVEL 2  There were no significant transfers between Level 1 and Level 2.

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS  The tables below include a rollforward of the balance sheet amounts for the years ended December 31, 2009 and 2008 (including the change in fair value), for financial instruments classified by the Company within Level 3 of the valuation hierarchy. When a determination is made to classify a financial instrument within Level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology. Also, the Company manages the risk of the observable components of Level 3 financial instruments using securities and derivative positions that are classified within Level 1 or 2 of the valuation hierarchy; as these Level 1 and Level 2 risk management instruments are not included below, the gains or losses in the tables do not reflect the effect of the Company’s risk management activities related to such Level 3 instruments.

Page 30	The Penn Mutual Life Insurance Company

(In Thousands)

	U.S. Treasury, government and agency securities	States and Political Sub- Divisions(1,3,4)	Corporate Securities(1,3,4)	Asset-Backed Securities(1,3,4)	Redeemable Preferred Stock(1,3,4)	Trading Securities	Alternative Assets(2)	Total Assets	Future Policy Benefit — Total Liabilities

Balance January 1, 2009	$249	$21,244	$2,119	$4,452	$45,192	$4,082	$265,718	$343,056	$(121,298)
Transfers in	—	—	—	3,680	—	—	—	3,680	—
Transfers out	—	—	—	(1,308)	—	—	—	(1,308)	—
Total gains or losses realized/unrealized) included in:
Income	—	—	1,215	(4,628)	—	77	(23,765)	(27,101)	68,686
OCI	—	52	(1,090)	1,069	440	17	(656)	(168)	—
Amortization/Accretion	—	—	—	415	—	—	—	415	—
Purchases, Sales
Purchases	—	—	—	—	—	1,975	37,068	39,043	1,580
Sales	—	(10,250)	(1,965)	—	(22,175)	(2,101)	(12,146)	(48,637)	—

Balance December 31, 2009	$249	$11,046	$279	$3,680	$23,457	$4,050	$266,219	$308,980	$(51,032)

	U.S. Treasury, government and agency securities	States and Political Sub- Divisions(1,3,4)	Corporate Securities(1,3,4)	Asset-Backed Securities(1,3,4)	Redeemable Preferred Stock(1,3,4)	Trading Securities	Alternative Assets(2)	Total Assets	Future Policy Benefit — Total Liabilities

Balance January 1, 2008	$—	$—	$991	$8,305	$—	$398	$232,724	$242,418	$(8,422)
Transfers in	—	—	5,200	—	—	—	—	5,200	—
Transfers out	—	—	—	—	—	—	—	—	—
Total gains or losses (realized/unrealized) included in:
Income	—	—	(3,411)	(2,990)	—	(112)	(21,100)	(27,613)	(113,047)
OCI	—	(107)	(194)	(1,094)	(908)	—	—	(2,303)	—
Amortization/Accretion	—	—	(2)	231	—	—	—	229	—
Purchases, Sales
Purchases	249	21,351	—	—	46,100	3,801	61,793	133,294	171
Sales	—	—	(465)	—	—	(5)	(7,699)	(8,169)	—

Balance December 31, 2008	$249	$21,244	$2,119	$4,452	$45,192	$4,082	$265,718	$343,056	$(121,298)

(1)	Total gains/(losses) included in earnings are reported as net investment gains/(losses)
(2)	Total gains/(losses) included in earnings are reported as net investment income or net investment gains/(losses)
(3)	Amortization/accretion is reported as net investment income
(4)	Total gains/(losses) included in other comprehensive income are reported as net investment gains/(losses)

2009 Consolidated GAAP Financial Statements	Page 31

(In Thousands)

The AFS securities transferred into Level 3 in 2009 and 2008 were the result of the pricing service being unable to provide an accurate price on specific securities. The securities were priced internally. The AFS securities transferred out of Level 3 in 2009 were the result of the pricing service now being able to provide an accurate price on specific securities.

The following table summarizes the total gains or losses included in earnings that are attributable to unrealized capital gains/(losses) for Level 3 assets and liabilities still held at December 31, 2009:

	Trading Securities	Alternative Assets(2)	Total Assets	Future Policy Benefit — Total Liabilities

Net Investment Income	$—	$(23,765)	$(23,765)	$—
Net Investment Gains/(Losses)	17	(656)	(639)	68,686

Total	$17	$(24,421)	$(24,404)	$68,686

The following table summarizes the total gains or losses included in earnings that are attributable to unrealized capital gains/(losses) for Level 3 assets and liabilities still held at December 31, 2008:

	Trading Securities	Alternative Assets(2)	Total Assets	Future Policy Benefit — Total Liabilities

Net Investment Income	$—	$(20,595)	$(20,595)	$—
Net Investment Gains/(Losses)	(112)	(505)	(617)	(113,047)

Total	$(112)	$(21,100)	$(21,212)	$(113,047)

FINANCIAL INSTRUMENTS FOR WHICH CARRYING VALUE APPROXIMATES FAIR VALUE  Certain financial instruments that are not carried at fair value on the Consolidated Balance Sheets are carried at amounts that approximate fair value due to their short-term nature and generally negligible credit risk. These instruments include cash and short-term investments.

The methodology for determining the fair value for the Company’s financial instruments that are carried at fair value can be found earlier in this note. The fair values of the Company’s liabilities for individual annuities are estimated by discounting the cash flows associated with the contracts, using an interest rate currently offered for similar contracts with maturities similar to those remaining for the contracts being valued.

The fair values of liabilities under all of the Company’s contracts are considered in the overall management of interest rate risk. The Company is exposed to interest rate risk on its interest-sensitive products. The Company’s investment strategy is designed to minimize interest risk by managing the durations and anticipated cash flows of the Company’s assets and liabilities.

Page 32	The Penn Mutual Life Insurance Company

(In Thousands)

The following table summarizes the carrying value and estimated fair value of financial assets and liabilities.

	2009		2008
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value

Financial Assets:
AFS securities	$6,079,055	$6,079,055	$5,278,212	$5,278,212
Trading Securities	94,365	94,365	69,268	69,268
Equity securities	31,239	31,239	24,511	24,511
Short-term investments	253,341	253,341	279,008	279,008
Alternative Assets	266,219	266,219	265,718	265,718
Other invested assets	201,745	201,745	248,707	248,707
Cash & cash equivalents	38,260	38,260	61,482	61,482
Separate account assets	3,761,147	3,761,147	2,753,267	2,753,267

Total financial assets	10,725,371	10,725,371	$8,980,173	$8,980,173

Financial Liabilities:
Investment-type contracts
Individual annuities	$1,443,723	$1,427,045	$1,290,161	$1,295,168
Other policyholder funds	224,683	224,683	230,691	230,691
Debt	196,979	196,979	196,930	196,930

Total policyholder funds	1,865,385	1,848,707	1,717,782	1,722,789
Separate account liabilities	3,761,147	3,761,147	2,753,267	2,753,267

Total financial liabilities	$5,626,532	$5,609,854	$4,471,049	$4,476,056

Note 6.  SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC

The Company maintains separate accounts, which are registered with the Securities Exchange Commission (“SEC”), for its individual variable life and annuity products with assets of $3,546,506 and $2,602,117 at December 31, 2009 and 2008, respectively. The assets for these separate accounts, which are carried at fair value, represent investments in shares of the Company’s Penn Series Funds and other non-proprietary funds.

Separate Accounts Not Registered with the SEC

The Company also maintains separate accounts, which are not registered with the SEC, with assets of $214,641 and $151,150 at December 31, 2009 and 2008, respectively. While the product itself is not registered with the SEC, the underlying assets are comprised of SEC registered mutual funds. The assets in these separate accounts are carried at fair value.

Note 7.  DAC AND SALES INDUCEMENTS

The following table illustrates the roll forward of the Company’s DAC balance:

YEARS ENDED DECEMBER 31,	2009	2008

Balance at beginning of year	$897,044	$806,718
Current year additions	158,407	124,487
Unrealized (loss)/gain	(148,820)	138,896
Less: Amortized during year, net of interest and unlocking	122,314	173,057

Balance at end of year	$784,317	$897,044

2009 Consolidated GAAP Financial Statements	Page 33

(In Thousands)

Most of the Company’s DAC asset is amortized over the estimated life of the book of business at a constant rate based on the present value of the estimated gross profits expected to be realized. The present value of estimated gross profits is computed using an expected investment yield or interest crediting rate, projected mortality and lapse rates. As actual experience varies, the DAC asset is required to be written up or down as the Company “unlocks” the DAC assumptions and resets the assumptions based on more current information. For projecting investment returns that would be applied to determine future variable account value growth and the associated profit margins, the Company uses a common industry approach that is generally referred to as Reversion to the Mean (“RTM”).

In 2008, the Company concluded that the existing RTM methodology was producing near term growth rates that were significantly higher than management’s best estimate. As a result, the Company performed a fresh start, ignoring historic results and starting over on December 1, 2008 using an investment assumption that represents management’s best estimate. The financial result as of December 31, 2008 is additional DAC amortization of $11,200.

Sales Inducements

PML has deferred annuity policies in force that contain sales inducements, which are capitalized and then amortized into income in the future. Capitalized sales inducements are amortized using the same methodology and assumptions used to amortize DAC.

Changes in sales inducements are as follows:

	2009	2008

Beginning balance	$38,232	$37,586
Additional amounts deferred	12,259	9,227
Less: Amortization	3,741	8,581

Ending balance	$46,750	$38,232

Note 8.  GUARANTEED MINIMUM ANNUITY BENEFITS

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum benefit payable upon death as follows:

•

Return of premium — provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net purchase Payments”. This guarantee is a standard death benefit on all individual variable annuity products.

•

Step-up — provides a variable death benefit equal to the greater of the account value and the highest variable account value adjusted for withdrawals and transfers from any prior contract anniversary date.

•

Rising Floor — provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

The following table summarizes the account values, net amount at risk, net of reinsurance, and reserves for variable annuity contracts with guarantees invested in the separate account as of December 31:

	2009	2008

Account value	$2,786,491	$1,895,732
Net amount at risk	228,505	458,684
GAAP Reserves	9,327	17,813

The reserve calculation uses a process that includes a stochastic modeling component. 200 scenarios are modeled during the process and the result is the creation of excess death benefits, which are cash payments due to death

Page 34	The Penn Mutual Life Insurance Company

(In Thousands)

over and above the existing account value. A ratio of the present value of these excess benefits to the present value of excess revenues is calculated and applied to the excess revenues in that period to determine the new liability accrual. This accrual is rolled forward with interest and amortized as excess payments are made.

The Company regularly evaluates the estimates used to model the GMDB reserve and adjusts the additional liability balance as appropriate, with a related charge or credit to other benefits and claims in the period of evaluation if actual experience or other evidence suggests that earlier assumptions should be revised.

The Company has variable annuity contracts that have GMAB and GMAB/GMWB Rider options. The GMAB provides for a return of principal at the end of a ten-year period. The GMAB/GMWB combination rider allows for guaranteed withdrawals from a benefit base after a selected waiting period. The benefit base is calculated as the maximum of principal times a roll up rate less any partial withdrawals during the accumulation phase, the current account value, and the highest anniversary value over the first ten years. The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period. One version of this Rider has an inflation adjustment applied to the Guaranteed Withdrawal Amount. The following table summarizes the account values and reserves for the different benefit types as of December 31, 2009:

Rider Type	Contracts	Fixed Account Value	Variable Account Value	Total Fund Account Value	Reserves

GMAB	498	$1,168	$41,390	$42,558	$1,374
GMWB w/inflation	3,920	47,762	450,651	498,413	20,267
GMAB/WB	7,226	21,762	825,068	846,830	29,390

Total	11,644	$70,692	$1,317,109	$1,387,801	$51,031

The guaranteed living benefits are considered to be derivatives. For information on the fair value for these derivatives, see Note 5. Changes in these values are recorded in net investment gains/losses.

Note 9.  INCOME TAXES

The federal income tax expense is as follows:

YEARS ENDED DECEMBER 31,	2009	2008	2007

Current	$2,344	$16,115	$33,652
Deferred	733	6,431	31,977

Total federal income tax expense	$3,077	$22,546	$65,629

The income taxes attributable to consolidated net income are different from the amounts determined by multiplying consolidated net income before income taxes by the expected federal income tax rate. The difference between the amount of tax at the U.S. federal income tax rate of 35% and the consolidated tax provision is summarized as follows:

YEARS ENDED DECEMBER 31,	2009	2008	2007

Tax expense at 35%	$11,127	$22,940	$70,941
(Decrease)/increase in income taxes resulting from:
Dividends received deduction	(5,614)	(5,031)	(5,334)
Tax exempt income	(980)	(1,222)	(577)
Prior period adjustment	1,462	(1,070)	496
Tax reserve	860	670	309
Benefits	(4,788)	5,171	(1,763)
Other	1,010	1,088	1,557

Income tax expense	$3,077	$22,546	$65,629

2009 Consolidated GAAP Financial Statements	Page 35

(In Thousands)

The change in net deferred income tax expense to net deferred income tax liability is comprised of the following:

	2009	2008	Change

Total deferred tax assets	$97,182	$239,891	$(142,709)
Total deferred tax liabilities	275,532	246,161	29,371

Net deferred tax liability	$(178,350)	$(6,270)	(172,080)
Tax effect of unrealized capital gains/(losses)			168,856
Adjustment for uncertain tax positions			3

Change in net income tax			(3,221)
Items reflected directly through equity/other			2,488

Deferred income tax expense			$(733)

Deferred income taxes reflect the impact for financial statement reporting purposes of temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities. The significant temporary differences that give rise to the deferred tax assets and liabilities at December 31 relate to the following:

DECEMBER 31,	2009	2008

Deferred tax assets:
Future policy benefits	$10,368	$39,932
Policyholders’ dividends payable	5,303	5,548
Allowances for investment losses	36,856	11,688
Unrealized investment losses	1,766	147,926
Employee benefit liabilities	36,320	32,210
Other	6,569	2,587

Total deferred tax asset	97,182	239,891

Deferred tax liabilities:
Future policy benefits	30,098	—
DAC	212,664	203,176
Unrealized investment gains	22,697	—
Investments	8,304	35,699
Other	1,769	7,286

Total deferred tax liability	275,532	246,161

Net deferred tax liability	178,350	6,270
Uncertain tax position	6,084	5,288
Tax currently receivable	(4,445)	(6,060)

Accrued income taxes	$179,989	$5,498

Cash paid for federal income taxes in 2009, 2008, and 2007 was $7,313, $15,578, and $13,635, respectively.

Page 36	The Penn Mutual Life Insurance Company

(In Thousands)

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

Unrecognized Tax Benefits:

Balance at January 1, 2009	$4,827
Additions based on tax positions related to the current year	285
Additions for tax positions in prior years	644
Settlements/statute expiration	(259)

Balance at December 31, 2009	$5,497

Included in the balance at December 31, 2009, is $2,299 of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductible period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period.

The Company recognizes penalties and/or interest as a component of tax expense. During the years ended December 31, 2009 and 2008, the Company recognized approximately $126 and $157 in interest.

The Company accrued $587 and $461 for the payment of interest at December 31, 2009 and 2008. No penalties were recognized or accrued. Therefore, the total unrecognized tax positions reserve as of December 31, 2009 is $6,084 and $5,288 as of December 31, 2008. The Company anticipates that total unrecognized tax benefits will significantly change in the next twelve months due to the settlement of audits or statute expirations.

The Internal Revenue Service (“IRS”) has completed their examination of the Company’s income tax returns through the year 2007. One outstanding issue is currently being reviewed by the IRS Appeals Office for the 2002 to 2004 income tax returns and the Company will be filing an appeal for the same issues with the IRS Appeals Office for the 2005 to 2007 income tax returns. Management believes that an adequate provision has been made for potential adjustments.

Note 10.  REINSURANCE

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements.

The table below highlights the reinsurance amounts shown in the accompanying financial statements.

	Gross Amount	Assumed From Other Companies	Ceded to Other Companies	Net Amount

December 31, 2009:
Life Insurance in-Force	$67,131,622	$1,461,303	$21,401,770	$47,191,155
Premiums	284,536	1,637	31,279	254,894
Benefits	543,411	1,707	72,105	473,013
Reserves	6,461,839	3,005	331,579	6,133,265

December 31, 2008:
Life Insurance in-Force	$63,419,332	$1,505,939	$22,928,470	$41,996,801
Premiums	213,961	3,754	35,552	182,163
Benefits	515,137	3,279	96,152	422,264
Reserves	6,213,203	2,872	330,340	5,885,735

During 2007, the Company had gross premiums of $163,368, assumed premiums of $1,954, ceded premiums of $35,000, gross benefits of $499,566, assumed benefits of $3,045, and ceded benefits of $83,501.

2009 Consolidated GAAP Financial Statements	Page 37

(In Thousands)

Reinsurance recoverables with a carrying value of $212,477 and $211,124 were associated with a single reinsurer at December 31, 2009 and 2008, respectively. This recoverable is secured by investment grade securities with a market value of $ 238,828 and $230,776, respectively held in trust.

Note 11.  DEBT

On June 23, 2004, the Company issued a Surplus Note (“Notes”) with a principal balance of $200,000, at a discount of $3,260. The Notes bear interest at 6.65%, and have a maturity date of June 15, 2034. The Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 6.65% Notes is scheduled to be paid semiannually on April 1 and October 1 of each year. At December 31, 2009 and 2008, the amortized cost basis of the Notes was $196,979 and $196,930, respectively.

The Company’s broker/dealer affiliate borrows from banks in connection with the securities settlement process and to finance margin loans made to customers. The Company is required to collateralize amounts borrowed in excess of certain limits. At December 31, 2009, the Company had debt of $42,900 which was collateralized by customer-owned securities valued at approximately $15,052, Company owned securities valued at $89,383, and remaining bank loans, including bank overdrafts of $36,761, which were not collateralized.

At December 31, 2008, the Company had debt of $15,200, which was collateralized by customer-owned securities valued at approximately $28,358, Company owned securities valued at $28,139, and remaining bank loans, including bank overdrafts of $45,292, which were not collateralized. The bank loans are demand obligations and generally require interest based on the Federal Funds rate. At December 31, 2009 and 2008, the weighted average interest rates on these borrowings were 0.91% and 1.25% respectively.

At December 31, 2009, customer margin securities of $366,403 and stock borrowings of approximately $1,488,331 were available to the Company to utilize as collateral on various borrowings or other purposes. The Company utilized $15,052 of these available securities as collateral for bank loans and $1,538,515 in stock loan agreements.

At December 31, 2009, the Company had utilized $77,378 of securities owned by customers as collateral for Option Clearing Corporation (“OCC”) margin requirements.

The Company entered into a $50,000 committed credit facility effective May 14, 2008. The borrowings were repaid on April 30, 2009. Interest on the total drawn amount is calculated at Federal Funds Rate plus 50 bps. At December 31, 2009 and 2008, $0 and $50,000 was drawn on the line of credit. Interest paid for the years ended December 31, 2009 and 2008 was $113 and $135, respectively.

The Company renewed the credit facility effective June 15, 2009.

The Company has entered into repurchase agreements with financial institutions, however there were no open positions as of December 31, 2009 and 2008.

Note 12.  BENEFIT PLANS

The Company maintains both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company also has other postretirement benefit plans (health care plans) covering eligible existing retirees and limited other eligible employees. The Company uses a measurement date of December 31 for all plans.

PENSION PLANS  The Company has both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

Page 38	The Penn Mutual Life Insurance Company

(In Thousands)

The Company approved the freezing of benefits under its qualified and non qualified pension plans effective December 31, 2005. Therefore, there no further benefits are accrued for participants.

The Company amended and restated the Supplemental Executive Retirement Plan, an unfunded deferred compensation plan, effective January 1, 2009. The plan provides supplemental benefits to a select group of management or highly compensated employees at retirement. The plan was amended to coordinate regulatory compliance among non-qualified defined benefit and defined contribution plans. The amendment resulted in a $158 increase in the benefit obligation as of December 31, 2008.

OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS  The Company provides certain life insurance and health care benefits (“other postretirement benefits”) for its retirement employees and agents, and their beneficiaries and covered dependents.

The Plan was amended, for retirements on or after January 1, 2010, to change the eligibility requirements for pre-65 benefits for employees and benefited producers with credited service starting on or after January 1, 2000. Those with credited service starting between January 1, 2000 – January 1, 2010 had their eligibility for pre-65 benefits changed from at least age 55 with 10 years of service to at least age 55 and age plus service equal to 70. Those hired after January 1, 2010 will have their eligibility changed to at least age 55 and age plus service equal to 75. This amendment resulted in a shortened duration of benefits for covered spouses of all employees and benefited producers with credited service starting after January 1, 1990. Benefits used to extend to covered spouses up to age 65 even if the participant retiree was no longer covered. This amendment ends spouse benefits when the participant retiree’s coverage ends at the participant’s age 65. This amendment reduced the APBO by $1,319 as of December 31, 2009.

OTHER PLANS  The Company has non-qualified deferred compensation plans that permit eligible key employees, producers and trustees to defer portions of their compensation to these plans. Certain company contributions in excess of allowable qualified plan limits may also be credited to these plans. The compensation that has been deferred and any excess company contributions have been accrued, and the other expense related to this plan is earnings on the deferred amounts. To hedge against volatility for the investment earnings credited, Penn Mutual purchased corporate-owned life insurance contracts that will mirror the behavior of the aggregate deferred accounts.

BENEFIT OBLIGATIONS  Accumulated benefit obligations represent the present value of pension benefits earned as of the measurement date based on service and compensation and do not take into consideration future salary.

Projected benefit obligations for defined benefit plans represent the present value of pension benefits earned as of the measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

The following table sets forth the plans’ change in benefit obligation of the defined benefit pension and other postretirement plans as of December 31, 2009 and 2008:

	Pension Benefits		Other Benefits
	2009	2008	2009	2008

Change in benefit obligation
Benefit obligation at beginning of year	$133,902	$128,753	$33,527	$36,217
Service cost	—	—	941	785
Interest cost	7,929	7,889	1,874	2,055
Plan amendment	—	158	(1,319)	—
Actuarial (gain) loss	3,085	2,823	2,770	(3,355)
Benefits paid	(5,945)	(5,721)	(2,574)	(2,175)

Benefit obligation at end of year	$138,971	$133,902	$35,219	$33,527

2009 Consolidated GAAP Financial Statements	Page 39

(In Thousands)

The accumulated benefit obligation for all defined benefit plans as of December 31, 2009 and 2008 was $138,971 and $133,678, respectively.

The weighted-average assumptions used to measure the actuarial present value of the projected benefit obligation at December 31 were:

	Pension Benefits		Other Benefits
	2009	2008	2009	2008

Discount rate	5.85%	6.10%	5.60%	6.55%
Rate of compensation increase	4.25%	4.25%	N/A	4.00%

The discount rate is determined at the annual measurement date of the plans and is therefore subject to change each year. The rate reflects prevailing market rates for high quality fixed-income debt instruments with maturities corresponding to expected duration of the benefit obligations on the measurement date. The rate is used to discount the future cash flows of benefits obligations back to the measurement date.

PLAN ASSETS  The change in plan assets represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following table sets forth the change in plan assets as of December 31, 2009 and 2008:

	Pension Benefits		Other Benefits
	2009	2008	2009	2008

Change in plan assets:
Fair value of plans assets at beginning of year	$121,457	$129,357	$—	$—
Actual return on plan assets	4,081	(4,269)	—	—
Employer contribution	2,149	2,090	2,574	2,175
Benefits paid	(5,945)	(5,721)	(2,574)	(2,175)

Fair value of plan assets at end of year	$121,742	$121,457	$—	$—

The fair values of the Company’s pension plan assets as of December 31, 2009, are as follows:

	FV Level 1	FV (Level 2)	FV (Level 3)	Total

Equity securities	$76,171	$—	$—	$76,171
U.S. Treasury securities	45,571	—	—	45,571

Total	$121,742	$—	$—	$121,742

The fair values of the Company’s pension plan assets as of December 31, 2008, are as follows:

Asset Category	FV Level 1	FV (Level 2)	FV (Level 3)	Total

Equity securities	$40,398	$—	$—	$40,398
U.S. Treasury securities	81,059	—	—	81,059

Total	$121,457	$—	$—	$121,457

The Company’s overall investment strategy with respect to pension assets are growth, preservation of principal, preservation of purchasing power and partial immunization through asset/liability matching while maintaining return objective over the long term. To achieve these objectives, the Company has established a strategic asset allocation policy. Plan assets are diversified both by asset class and within each asset class in

Page 40	The Penn Mutual Life Insurance Company

(In Thousands)

order to provide reasonable assurance that no single security or class of security will have a disproportionate impact on the plan. Fixed income assets are to be managed on a buy-and-hold basis to achieve durations consistent with the liability matching strategy yet allow for appropriate liquidity for benefit payments. The plan is rebalanced annually back to the current 50/50 target allocation between equity securities and fixed income/cash. Performance of investment managers, liability measurement and investment objectives are reviewed on a regular basis. The Company’s pension plan asset allocation at December 31, 2009 and 2008, and the current target allocations are as follows:

	2010 Target Allocation	Percentage of Plan Assets As of December 31,
Asset Category		2009	2008

Equity securities	50%	63%	33%
Fixed income & cash	50%	37%	67%

Total	100%	100%	100%

The overweighting in fixed income securities is the result of more favorable returns as compared to the equity securities in the portfolio. The Company will continue its policy to rebalance the portfolio on an annual basis.

AMOUNTS RECOGNIZED IN THE CONSOLIDATED BALANCE SHEET  The funded status of the defined benefit plans is a comparison of the projected benefit obligations to the assets related to the respective plan, if any. The difference between the two represents amounts that have been appropriately recognized as expenses in prior periods that appear as the net amount recognized or represent amounts that will be recognized as expenses in the future through the amortization of the unrecognized net actuarial loss, unrecognized prior service costs, and remaining initial transition. The following table sets forth the funded status of the plans as of December 31, 2009 and 2008 as of the measurement date, and then shows how the funded status is reconciled to the net asset and/or liability recognized in the Consolidated Balance Sheet.

	Pension Benefits		Other Benefits
	2009	2008	2009	2008

Benefit Obligation	$(138,971)	$(133,902)	$(35,219)	$(33,527)
Fair value of plan assets	121,742	121,457	—	—

Funded Status	$(17,229)	$(12,445)	$(35,219)	$(33,527)

Amount recognized in balance sheet:
Prepaid pension asset	$10,278	$15,019	$—	$—
Accrued benefit liability	(27,507)	(27,464)	(35,219)	(33,527)

Net amount recognized	$(17,229)	$(12,445)	$(35,219)	$(33,527)

The qualified pension plan was over funded by $10,278 and $15,019 as of December 31, 2009 and 2008, respectively. The non-qualified pension plans are not funded and have total projected benefit obligations of $27,507 and $27,464 as of December 31, 2009 and 2008, respectively.

The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $27,507, $27,507 and $0, respectively as of December 31, 2009. The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $27,464, $27,240 and $0, respectively as of December 31, 2008.

As of December 31, 2009 and 2008, the projected benefit obligation for all pension benefit plans exceeds the fair value of plan assets and the accumulated postretirement benefit obligation exceeds plan assets for all of the Company’s other postretirement benefit plans.

2009 Consolidated GAAP Financial Statements	Page 41

(In Thousands)

NET PERIODIC COST  Other changes in plan assets and benefit obligations recognized in other comprehensive income for the years ending December 31, 2009 and 2008 are as follows:

	Pension Benefits		Other Benefits
	2009	2008	2009	2008

Current year actuarial loss/(gain)	$7,369	$16,018	$2,770	$(3,354)
Amortization of actuarial loss	(569)	(496)	—	—
Current year prior service cost/(credit)	—	158	(1,319)	—
Amortization of prior service credit/(cost)	(158)	—	451	451
Amortization of transition asset/(obligation)	—	—	—	—
Change in effect of additional minimum liability	—	—	—	—

Total recognized in other comprehensive income	$6,642	$15,680	$1,902	$(2,903)

The components of net periodic benefit cost (excluding the minimum pension liability adjustment) at December 31, were as follows:

	Pension Benefits		Other Benefits
	2009	2008	2009	2008

Service cost	$—	$—	$941	$784
Interest cost	7,928	7,889	1,874	2,055
Expected return on plan assets	(8,365)	(8,925)	—	—
Amortization of prior service cost	158	—	(451)	(451)
Amount of recognized gains/ ( losses)	569	495	—	—

Total net periodic cost/(benefit)	$290	$(541)	$2,364	$2,388

Total recognized in net periodic benefit cost and other comprehensive income	$6,933	$15,139	$4,266	$(515)

The weighted-average assumptions used to determine net periodic benefit cost at December 31 were:

	Pension Benefits		Other Benefits
	2009	2008	2009	2008

Discount rate	6.10%	6.25%	6.55%	6.20%
Expected return on plan assets	7.00%	7.00%	N/A	—
Rate of compensation increase	4.25%	4.25%	N/A	4.00%

The expected long-term rate of return on plan assets was 7.00% in 2009 and 7.00% in 2008. The expected rate of return on plan assets was estimated utilizing a variety of factors including the historical investment returns achieved over a long-term period, the targeted allocation of plan assets and expectations concerning future returns in the marketplace for both equity and debt securities. Lower returns on plan assets result in higher pension expense.

The assumed health care cost trend rates used in determining net periodic costs at December 31 were:

	2009		2008
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	9.95%	6.80%	10.50%	7.00%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2019	2019	2015	2015

Page 42	The Penn Mutual Life Insurance Company

(In Thousands)

Assumed health care trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	One-Percentage Point
	Increase	Decrease

Effect on total service and interest cost components	$234	$(205)
Effect of postretirement benefit obligation	2,636	(2,321)

ACTUAL CONTRIBUTIONS AND BENEFITS The contributions made and the benefits paid from the plans at December 31 were:

	Pension Benefits		Other Benefits
	2009	2008	2009	2008

Employer Contributions	$2,149	$2,090	$2,574	$2,175
Benefits Paid	(5,945)	(5,720)	(2,574)	(2,175)

CASH FLOWS  The Company’s funding policy is to contribute an amount at least equal to the minimum required contribution under ERISA. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

In 2010, the Company expects to make the minimum required contribution to the funded pension plan, currently estimated to be $0 and to the unfunded pension and postretirement plans in an amount equal to benefit costs of approximately $2,557 and $2,821, respectively.

The estimated future benefit payments are based on the same assumptions as used to measure the benefit obligations at December 31, 2009 and 2008. The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Pension Plan Benefits	Other Post Retirement Plan Benefits

2010	$6,890	$2,821
2011	7,270	2,948
2012	7,726	2,972
2013	8,272	2,997
2014	8,792	2,943
Years 2015-2019	49,704	14,630

Total	$88,654	$29,311

DEFINED CONTRIBUTION PLANS  The Company maintains four defined contribution pension plans for substantially all of its employees and full-time agents. For two plans, designated contributions of up to 6% or 8% of annual compensation are eligible to be matched by the Company. Contributions for the third plan are based on tiered earnings of full-time agents. The last plan, which covers employees of a subsidiary, is determined on a discretionary basis by the Board of Directors of that subsidiary. For the years ended December 31, 2009, 2008 and 2007, the expense recognized for these plans was $5,813, $4,825 and $4,552, respectively. The estimated fair value of the defined contribution plans’ assets at December 31, 2009 and 2008 was $356,201 and $300,660, respectively.

At December 31, 2009 and 2008, $117,456 and $85,611, respectively, of the defined contribution plans’ assets were invested in the Company’s group annuity contracts.

2009 Consolidated GAAP Financial Statements	Page 43

(In Thousands)

Note 13.  COMMITMENTS AND CONTINGENCIES

COMMITMENTS — LEASES  The Company as entered into various leases, primarily for field offices. As of December 31, 2009 future minimum payments under noncancellable leases are as follows:

Year ending December 31,	Operating Leases

2010	$72,377
2011	51,838
2012	35,077
2013	22,093
2014	14,487
Thereafter	26,374

COMMITMENTS — INVESTMENTS  In the normal course of business, the Company extends commitments relating to its investment activities. As of December 31, 2009, the Company had outstanding commitments totaling $122,423 relating to these investment activities. The fair value of these commitments approximates the face amount.

In the normal course of business, the Company has undertaken on behalf of its wholly-owned subsidiary, PIA, to provide sufficient financial support so that PIA will have adequate capital and surplus as required by applicable laws to meet its obligations to its policyholders under the terms of PIA’s policies and contracts. There were no transaction of this kind in 2009 and 2008.

CONTINGENCIES — LITIGATION  The Company is involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

CONTINGENCIES — GUARANTY FUNDS  The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The liability for estimated guaranty fund assessments net of applicable premium tax credits as of December 31, 2009 and 2008 was $800 and $800, respectively. The Company believes such assessments in excess of amounts accrued will not materially impact its financial statement position, results of operation, or liquidity.

CONTINGENCIES — IRS REVENUE RULING  On August 16, 2007, the IRS issued Revenue Ruling 2007-54 which provided the IRS’ interpretation of tax law regarding the computation of the Company’s Dividends Received Deduction (“DRD”). On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which suspended Revenue Ruling 2007-54 and indicated the IRS would address the proper interpretation of tax law in a regulation project that has been added to the IRS’ 2009/2010 priority guidance plan. Management believes the outcome of this issue will be favorable to the industry. However, if the IRS regulation project ultimately adopts the IRS’ interpretation contained in Revenue Ruling 2007-54, the Company could lose a substantial amount of DRD tax benefit, which could have a material adverse effect on the Company’s Consolidated Financial Statements.

CONTINGENCIES — OTHER  During 2009, one of the underlying investments of the separate account failed to meet the applicable IRS asset diversification limits for a period of time. The fund was brought back into compliance with the diversification limits before year end. The Company has agreed to remedy the noncompliance period and to pay any amounts associated with the settlement. Since the agreement with the

Page 44	The Penn Mutual Life Insurance Company

(In Thousands)

IRS has not yet been finalized, the Company has recorded the best estimate of the penalty of $1,100 through General expenses. While the Company believes this is the appropriate expense, the final settlement could reach $2,300.

Note 14.  STATUTORY FINANCIAL INFORMATION

STATUTORY ACCOUNTING PRINCIPLES  PML is required to file statements with the Pennsylvania Department of Insurance and PIA files with the Delaware Department of Insurance in accordance with statutory accounting practices prescribed or permitted as codified by the NAIC, which is a comprehensive basis of accounting other than GAAP. The Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis.

Investments in bonds and preferred stocks are generally carried at amortized cost or market value. An Asset Valuation Reserve (AVR) is established as a liability to offset potential investment losses and an Interest Maintenance Reserve (IMR) is established as a liability to capture capital gains/(losses) on the sale of fixed income investments, resulting from changes in the general level of interest rates.

STATUTORY NET INCOME AND SURPLUS  The combined insurance companies’ statutory capital and surplus at December 31, 2009 and 2008 was $1,364,335 and $1,285,720, respectively. The combined insurance companies’ net income, determined in accordance with statutory accounting practices, for the years ended December 31, 2009, 2008, and 2007, was $68,704, $(46,342), and $13,548, respectively.

RISK-BASED CAPITAL  Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of PML’s and PIA’s actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. At December 31, 2009, the Company’s surplus exceeds these minimum levels.

2009 Consolidated GAAP Financial Statements	Page 45

PricewaterhouseCoopers LLP Two Commerce Square, Suite 1700 2001 Market Street Philadelphia PA 19103-7042 Telephone (267) 330 3000 Facsimile (267) 330 3300 www.pwc.com

Report of Independent Registered Public Accounting Firm

To the Board of Trustees

The Penn Mutual Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, changes in equity, and cash flows present fairly, in all material respects, the financial position of The Penn Mutual Life Insurance Company and its subsidiaries (the “Company”) at December 31, 2009 and December 31, 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company adopted new guidance on the recognition and presentation of other-than-temporary impairments for debt securities effective January 1, 2009.

As discussed in Note 2 to the consolidated financial statements, the Company adopted new guidance on fair value measurements effective January 1, 2008.

February 10, 2010

PM1443 5/10